UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARNIVAL CORPORATION

CARNIVAL plc

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF 2019 ANNUAL MEETINGS

OF SHAREHOLDERS AND

PROXY STATEMENT

Tuesday, April 16, 2019

at 9:30 a.m., local time

Mandarin Oriental Hotel – Ballroom Entrance

66 Knightsbridge

London SW1X 7LA

United Kingdom

LETTER TO SHAREHOLDERS FROM THE CHAIRMAN	1

VOTING INFORMATION	2

NOTICE OF 2019 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS	3

NOTICE OF 2019 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS	6

PROXY STATEMENT	12

GOVERNANCE	13
PROPOSALS 1-12 Election or Re-Election of Directors	13
Board and Committee Governance	22
Director Compensation	28
Related Person Transactions	30

SHARE OWNERSHIP	32
Share Ownership of Certain Beneficial Owners and Management	32
Section 16(a) Beneficial Ownership Reporting Compliance	35

COMPENSATION	36
PROPOSAL 13 Advisory (Non-Binding) Vote to Approve Executive Compensation	36
PROPOSAL 14 Approval of Carnival plc Directors’ Remuneration Report	37
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report – Part I	37
Report of the Compensation Committees	55
Compensation Committee Interlocks and Insider Participation	55
Compensation Tables	56
Potential Payments on Termination or Change of Control	63
CEO Pay Ratio	67

AUDIT MATTERS	69
Report of the Audit Committees	69
Independent Registered Public Accounting Firm	70
PROPOSALS 15 & 16 Re-Appointment and Remuneration of Independent Auditors of Carnival plc and Ratification of Independent Registered Public Accounting Firm of Carnival Corporation	71

OTHER PROPOSALS	72
PROPOSAL 17 Receipt of Accounts and Reports of Carnival plc	72
PROPOSALS 18 &19 Approval of the Grant of Authority to Allot New Carnival plc Shares and the Disapplication of Pre-Emption Rights Applicable to the Allotment of New Carnival plc Shares	72
PROPOSAL 20 General Authority to Buy Back Carnival plc Ordinary Shares	74

QUESTIONS AND ANSWERS	76
Questions Applicable to All Shareholders	76
Questions Specific to Shareholders of Carnival Corporation	81
Questions Specific to Shareholders of Carnival plc	84

ANNEX A Carnival plc Directors’ Report	A-1
ANNEX B Carnival plc Directors’ Remuneration Report – Part II	B-1
ANNEX C Carnival plc Corporate Governance Report	C-1

Carnival Corporation & plc 2019 Proxy Statement	i

LETTER TO SHAREHOLDERS FROM THE CHAIRMAN

Dear Fellow Shareholders:

You are cordially invited to attend our joint Annual Meetings of Shareholders at Mandarin Oriental Hotel – Ballroom Entrance, 66 Knightsbridge, London SW1X 7LA, United Kingdom on Tuesday, April 16, 2019. The meetings will commence at 9:30 a.m., and although there are technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. We plan to continue to rotate the location of the Annual Meetings between the United Kingdom and the United States each year in order to accommodate shareholders on both sides of the Atlantic.

We are also pleased to offer an audio replay of the business portion of the Annual Meetings, which will be available shortly after the meetings at www.carnivalcorp.com or www.carnivalplc.com.

Details regarding the matters to be voted on are contained in the attached Notices of Annual Meetings of Shareholders and Proxy Statement. Because of the dual listed company arrangement, all voting will take place on a poll (or ballot).

Your vote is important. We encourage you to vote as soon as possible to ensure your vote is recorded promptly, even if you plan to attend the Annual Meetings.

The Boards of Directors recommend that you vote in favor of Proposals 1 through 20 and consider their approval to be in the best interests of Carnival Corporation and Carnival plc and their shareholders.

Thank you for your ongoing interest in, and continued support of, Carnival Corporation & plc.

March 7, 2019	Sincerely,

Micky Arison
Chairman of the Boards of Directors

Carnival Corporation & plc 2019 Proxy Statement	1

VOTING INFORMATION

Your vote is important. We encourage you to vote as soon as possible, even if you plan to attend the Annual Meetings.

Who is Eligible to Vote?

Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 19, 2019.	You are eligible to vote if you are a shareholder as of 6:30 p.m. (BST) on April 12, 2019.

How to Vote?

To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:

Carnival Corporation Shareholders*		Carnival plc Shareholders
•	Using the Internet at www.proxyvote.com	•	Using the Internet at www.sharevote.co.uk
•	Calling toll-free 1-800-690-6903	•	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
•	Mailing your signed form	•	Mailing your signed proxy form

*	If you are a record holder or your bank or broker utilizes Broadridge. Otherwise, your bank or broker will provide you with instructions on how to vote.

All eligible shareholders may vote in person at the 2019 Annual Meetings of Shareholders. Please refer to details about how to vote in person in the “Question and Answers” section.

Important Note: If you plan to attend the 2019 Annual Meetings of Shareholders please see the Notice of Meetings for important details on admission requirements.

Directions

For directions to the 2019 Annual Meetings of Shareholders, you may contact Investor Relations at Carnival Corporation & plc, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 or via email at ir@carnival.com.

Enroll for Electronic Delivery

We encourage shareholders to sign up to receive future proxy materials electronically. If you have not already enrolled, please consider doing so as it is simple, saves time and money, and is environmentally friendly.

Carnival Corporation Shareholders	Carnival plc Shareholders
www.investordelivery.com	www.shareview.co.uk

2	Carnival Corporation & plc 2019 Proxy Statement

Carnival Place

3655 N.W. 87th Avenue

Miami, Florida 33178-2428

United States of America

NOTICE OF 2019 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

When	Where

Tuesday, April 16, 2019 9:30 a.m., local time	Mandarin Oriental Hotel – Ballroom Entrance 66 Knightsbridge London SW1X 7LA United Kingdom

We are pleased to invite you to join our Board of Directors, senior leadership and other associates at Carnival Corporation’s 2019 Annual Meeting of Shareholders.

Items of Business

1.	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.

2.	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.

3.	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.

4.	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.

5.	To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.

6.	To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.

7.	To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and as a Director of Carnival plc.

8.	To elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.

9.	To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.

10.	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.

11.	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.

12.	To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.

13.	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).

Carnival Corporation & plc 2019 Proxy Statement	3

14.	To approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).

15.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

16.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies).

17.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2018 (in accordance with legal requirements applicable to UK companies).

18.	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).

19.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).

20.

To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs).

21.	To transact such other business as may properly come before the meeting.

Record Date

The Board of Directors set February 19, 2019 as the record date for the Carnival Corporation Annual Meeting of Shareholders. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

How to Vote

Your vote is important. Please review the proxy materials for the 2019 Annual Meeting of Carnival Corporation Shareholders and follow the instructions.

Audio Replay of the Annual Meetings

If you are unable to attend the Annual Meetings in person, you can listen to an audio replay of the business portion of the Annual Meetings by visiting the Financial Information tab of the “Investor Relations” section of our website at www.carnivalcorp.com or www.carnivalplc.com shortly after the meetings. Then, click on Webcasts/Presentations and follow the instructions provided.

4	Carnival Corporation & plc 2019 Proxy Statement

Meeting Admission Requirements

Attendance at the Annual Meeting is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 19, 2019). Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures.

On behalf of the Board of Directors

ARNALDO PEREZ

General Counsel & Secretary

Carnival Corporation is continuing to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies. If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials. All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their votes using one of the voting methods described in the proxy materials. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage. Any shareholder attending the Annual Meetings in London may personally vote on all matters that are considered, in which event any previously submitted proxy will be revoked.

Carnival Corporation & plc 2019 Proxy Statement	5

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO ANY ASPECT OF THE PROPOSALS REFERRED TO IN THIS DOCUMENT OR AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISOR AUTHORIZED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

(incorporated and registered in England and Wales under number 4039524)

Carnival House

100 Harbour Parade

Southampton SO15 1ST

United Kingdom

NOTICE OF 2019 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at Mandarin Oriental Hotel – Ballroom Entrance, 66 Knightsbridge, London SW1X 7LA, United Kingdom on Tuesday, April 16, 2019 at 9:30 a.m. (BST), for the purpose of considering and, if thought fit, passing the resolutions described below:

•

Proposals 1 through 18 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation’s Annual Meeting.

•

Proposals 19 and 20 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation’s Annual Meeting.

Election or Re-election of 12 Directors named in this Proxy Statement

1.	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.

2.	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.

3.	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.

4.	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.

6	Carnival Corporation & plc 2019 Proxy Statement

5.	To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.

6.	To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.

7.	To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and as a Director of Carnival plc.

8.	To elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.

9.	To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.

10.	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.

11.	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.

12.	To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.

Executive Compensation

13.	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).

Directors’ Remuneration Report

14.	To approve the Carnival plc Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2018.

Re-appointment and remuneration of Carnival plc auditors and ratification of Carnival Corporation auditors

15.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

16.	To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditors of Carnival plc.

Accounts and Reports

17.	To receive the UK accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2018.

Allotment of shares

18.	THAT the Directors of Carnival plc be and they are hereby authorized to allot shares in Carnival plc and to grant rights to subscribe for or convert any security into shares in Carnival plc:

(a)	up to a nominal amount of $106,171,191 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and

(b)	up to a nominal amount of $212,342,382 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue:

•	to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and
•	to holders of other equity securities as required by the rights of those securities or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the

Carnival Corporation & plc 2019 Proxy Statement	7

laws of, any territory or any other matter, such authorities to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 15, 2020) but, in each case, during this period Carnival plc may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Directors of Carnival plc may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended.

Disapplication of pre-emption rights

19.

THAT, subject to Proposal 18 passing, the Directors of Carnival plc be given power to allot equity securities (as defined in the UK Companies Act 2006 (the “Companies Act”)) for cash under the authority given by that resolution and/or to sell ordinary shares held by Carnival plc as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited:

(a)

to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Proposal 18, by way of a rights issue only):

•	to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and
•	to holders of other equity securities, as required by the rights of those securities, or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and

(b)

in the case of the authority granted under paragraph (a) of Proposal 18 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of $15,925,678, such power to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on July 15, 2020) but, in each case, during this period Carnival plc may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Directors of Carnival plc may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended.

General authority to buy back Carnival plc ordinary shares

20.

THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 693(4) of the Companies Act) of ordinary shares of $1.66 each in the capital of Carnival plc subject to the following conditions:

(a)	the maximum number of ordinary shares authorized to be acquired is 19,187,564;

(b)	the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

(c)	the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of:

•

105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

8	Carnival Corporation & plc 2019 Proxy Statement

•	the higher of the last independent trade and the highest current independent bid for an ordinary share on the trading service venue where the purchase is carried out; and

(d)	unless previously revoked or renewed, this authority shall expire on the earlier of:

•	the conclusion of the Annual General Meeting of Carnival plc to be held in 2020; and
•	18 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).

By Order of the Board Arnaldo Perez Company Secretary January 28, 2019	Registered Office: Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom

Voting Arrangements for Carnival plc Shareholders

Carnival plc shareholders can vote in either of three ways:

•	by attending the Annual General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

•	by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this Notice of Annual General Meeting; or

•	by voting electronically as described below.

Voting in person

If you come to the Annual General Meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.

In order to attend and vote at the Annual General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.

Voting by proxy

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to exercise all or any of their rights to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, please follow the notes contained in the proxy form. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act, but who is not a shareholder, is not entitled to appoint a proxy.

Carnival Corporation & plc 2019 Proxy Statement	9

If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, United Kingdom as soon as possible and in any event no later than 9:30 a.m. (BST) on April 12, 2019. Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual, which can be viewed at www.euroclear.com. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the Notice of Annual General Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Voting electronically

Shareholders are entitled to vote online at www.sharevote.co.uk. Shareholders voting electronically should vote as soon as possible, and in any event no later than 9:30 a.m. (BST) on April 12, 2019.

Shareholders who are entitled to vote

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on

10	Carnival Corporation & plc 2019 Proxy Statement

April 12, 2019 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 12, 2019 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Any shareholder attending the meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if:

•	to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information;
•	the answer has already been given on a website in the form of an answer to a question; or
•	it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.

Documents available for inspection

Copies of all service agreements (including letters of appointment) between each Director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

*    *    *

There are 20 Proposals that require shareholder approval at the Annual General Meeting this year. The Directors unanimously recommend that you vote in favor of Proposals 1 through 20 (inclusive). The Directors encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

Website materials

This Proxy Statement and other information required by Section 311A of the Companies Act have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require Carnival plc to publish on a website a statement setting out any matter relating to:

•	the audit of Carnival plc’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or
•

any circumstance connected with an auditor of Carnival plc ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act.

Carnival plc may not require the shareholders requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the Companies Act. Where Carnival plc is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to Carnival plc’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that Carnival plc has been required under Section 527 of the Companies Act to publish on a website.

Carnival Corporation & plc 2019 Proxy Statement	11

PROXY STATEMENT

The Board of Directors of each of Carnival Corporation and Carnival plc (together, “Carnival Corporation & plc,” “we,” “our” or “us”) is providing these proxy materials to you in connection with our joint Annual Meetings of Shareholders on Tuesday, April 16, 2019. The Annual Meetings will be held at Mandarin Oriental Hotel – Ballroom Entrance, 66 Knightsbridge, London SW1X 7LA, United Kingdom. The meetings will commence at 9:30 a.m., local time, and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are furnishing the proxy materials to shareholders on or about March 7, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON APRIL 16, 2019
The Notice of Annual Meetings, Proxy Statement and the Annual Report are available at www.carnivalcorp.com and www.carnivalplc.com.

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GOVERNANCE

We are committed to governance policies and practices so that shareholder and other stakeholder interests are represented in a thoughtful and independent manner. Sound principles of corporate governance are critical to obtaining and retaining the trust of investors. They are also vital in securing respect from other key stakeholders and interested parties, including our workforce, guests and suppliers, the communities in which we conduct business, government officials and the public-at-large.

Carnival Corporation and Carnival plc operate under a dual listed company structure with primary stock listings in the United States (“U.S.”) and the United Kingdom (“UK”). Accordingly, we have implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. While there are customs or practices that differ between the two countries, we believe our corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Our corporate governance principles are set forth in our Corporate Governance Guidelines and the charters of our Board Committees. The actions described in these documents, which the Boards have reviewed and approved, implement applicable requirements, including the New York Stock Exchange listing requirements and, to the extent practicable, the UK Corporate Governance Code published by the UK Financial Reporting Council in April 2016 (the “UK Corporate Governance Code”), as well our own vision of good governance.

We will continue to monitor governance developments in the U.S. and the UK to ensure a vigorous and effective corporate governance framework of the highest international standards.

A new corporate governance code was published by the UK Financial Reporting Council in July 2018 (the “New UK Corporate Governance Code”). The New UK Corporate Governance Code only applies to financial years beginning on or after January 1, 2019. This means that the new requirements will apply to Carnival Corporation & plc for its fiscal year beginning December 1, 2019. We will continue to implement the systems and procedures that will need to be in place to ensure our compliance, to the extent practicable, with these requirements.

Our Corporate Governance Guidelines, copies of the charters of our Board Committees and our organizational documents are available under the “Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com.

PROPOSALS 1-12

ELECTION OR RE-ELECTION OF DIRECTORS

The Boards are elected by the shareholders to exercise business judgment to act in what they reasonably believe to be in the best interests of Carnival Corporation & plc and its shareholders. The Boards select and oversee the members of senior management, who are charged by the Boards with conducting the business of the company.

Nominations of Directors

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Nominating & Governance Committee. As the dual listed company (“DLC”) arrangement requires that there be identical Boards of Directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.

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GOVERNANCE

Election or Re-Election of Directors

The Nominating & Governance Committees actively seek individuals qualified to become Board members and recommend to the Boards the nominees to stand for election as Directors at the Annual Meetings of Shareholders or, if applicable, at a Special Meeting of Shareholders.

When evaluating prospective candidates for Director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charters, such factors as they deem appropriate, including, but not limited to:

•	the candidate’s judgment;
•	the candidate’s skill;
•	diversity considerations;
•	the candidate’s experience with businesses and other organizations of comparable size;
•	the interplay of the candidate’s experience with the experience of other members of the Boards; and
•	the extent to which the candidate would be a desirable addition to the Boards and any Committees of the Boards.

Our Corporate Governance Guidelines dictate that diversity should be considered by the Nominating & Governance Committees in the director identification and nomination process. This means that the Nominating & Governance Committees seek nominees who bring a variety of business backgrounds, experiences and perspectives to the Boards. The Boards believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities that will allow the Boards to fulfill their responsibilities and the Nominating & Governance Committees assess the effectiveness of this approach as part of the annual evaluations of our Boards of Directors.

As of the date of this Proxy Statement, 33% of the members of the Boards are women (being four of 12 members).

The Nominating & Governance Committees will also use their best efforts to see that the composition of the Boards adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The Nominating & Governance Committees and the Boards utilize the same criteria for evaluating candidates regardless of the source of the referral. Other than the foregoing, there are no stated minimum criteria for Director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the Boards willing to continue in service. As part of director succession planning, current members of the Boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Boards with that of obtaining a new perspective. If any member of the Boards does not wish to continue in service or if the Nominating & Governance Committees or the Boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the Boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating & Governance Committees may consider candidates proposed by management, but are not required to do so. The Nominating & Governance Committees may engage a third party search firm to identify and attract potential nominees. In the case of Katie Lahey, several board members who interacted with her while she served as Executive Chair of Carnival Australia identified her as a potential board member.

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GOVERNANCE

Election or Re-Election of Directors

2019 Nominees for Election or Re-Election to the Boards

The DLC arrangement requires the Boards of Carnival Corporation and Carnival plc to be identical. Shareholders are required to approve the election or re-election of Directors to each Board. There are 12 nominees for election or re-election to each Board of Directors. Each nominee currently serves as a Director of both companies. All nominees for Director are to be elected or re-elected to serve until the next Annual Meeting and until their successors are elected.

All of the nominees have indicated that they will be willing and able to serve as directors.

With respect to each Board nominee set forth below, the information presented includes such person’s age, the year in which such person first became a Director, any other position held with Carnival Corporation and Carnival plc, such person’s principal occupations during at least the past five years, any directorships held by such nominee in public or certain other companies over the past five years and the nominee’s qualifications, including particular areas of expertise, to serve as a Director.

The Nominating & Governance Committees conducted performance evaluations on the members of our Boards of Directors serving during fiscal 2018 and reported the results to the Boards. The Boards determined that each nominee was an effective and committed member of the Boards and the Board Committees on which each serves. In addition, in 2016, the Nominating & Governance Committees engaged a third-party governance expert to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director and members of senior management who interact substantially with the Boards, reviewed the results of the assessment with the Senior Independent Director, and then organized and summarized the assessment for discussion with the full Boards.

Accordingly, the Boards of Directors unanimously recommend a vote FOR the election or re-election of each of the following Director nominees:

Micky Arison

Carnival Corporation Director since 1987 Carnival plc Director since 2003 Age: 69

Mr. Arison has been Chairman of the Board of Directors of Carnival Corporation since 1990. He has been Chairman of the Board of Directors of Carnival plc since 2003. He was Chief Executive Officer of Carnival Corporation (formerly known as Carnival Cruise Lines) from 1979 to 2013 and was Chief Executive Officer of Carnival plc from 2003 to 2013.

Board Committees: Executive (Chair)

Other Public Company Boards: None

Qualifications:

Mr. Arison’s qualifications to serve on the Boards include his decades of leadership experience with Carnival Corporation & plc, as well as in-depth knowledge of our business, our history and the cruise industry, all gained through more than 45 years of service with our companies.

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GOVERNANCE

Election or Re-Election of Directors

Sir Jonathon Band

Carnival Corporation Director since 2010 Carnival plc Director since 2010 Age: 69

Sir Jonathon served in the British Navy from 1967 until his retirement in 2009, having served as First Sea Lord and Chief of Naval Staff, the most senior officer position in the British Navy, until 2009. He was a Director of Lockheed Martin UK Limited from 2010 to 2015.

Board Committees: Health, Environmental, Safety & Security (“HESS”) (Chair) and Nominating & Governance

Other Public Company Boards: None

Qualifications:

Sir Jonathon’s qualifications to serve on the Boards include his extensive experience in maritime and security matters gained through his 42 years of service with the British Navy. He also brings an international perspective of company and industry matters.

Jason Glen Cahilly

Carnival Corporation Director since 2017 Carnival plc Director since 2017 Age: 48

Mr. Cahilly is the Founder and Chief Executive Officer of Dragon Group LLC, a private investment firm, which concurrently provides business management consulting and advisory services. Mr. Cahilly previously served as Chief Strategic and Financial Officer of the National Basketball Association, a North American professional basketball league, from 2013 to 2017, as well as a Director of the Board of NBA China. Prior to that, Mr. Cahilly spent 12 years at Goldman Sachs & Co., where he served as a partner and the global co-head of media and telecommunications.

Board Committees: Audit

Other Public Company Boards: None

Qualifications:

Mr. Cahilly’s qualifications to serve on the Boards include his more than 20 years’ experience in the global media, entertainment, sports, technology, leisure, communications and finance sectors in a variety of senior leadership roles.

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GOVERNANCE

Election or Re-Election of Directors

Helen Deeble

Carnival Corporation Director since 2016 Carnival plc Director since 2016 Age: 57

Ms. Deeble was the Chief Executive Officer of P&O Ferries Division Holdings Ltd., a pan-European shipping and logistics business, from 2006 until 2017. She is also a Non-Executive Director of the Port of London Authority and a member the Supervisory Board of the UK Chamber of Shipping.

Board Committees: HESS

Other Public Company Boards: None

Qualifications:

Ms. Deeble’s qualifications to serve on the Boards include her more than 30 years’ experience in retail, transport, logistics and leisure sectors in finance and general management roles, including significant maritime operational and commercial experience gained through her service as a chief executive officer of a passenger shipping organization. She is also a UK Chartered Accountant.

Arnold W. Donald

Carnival Corporation Director since 2001 Carnival plc Director since 2003 Age: 64

Mr. Donald has been President and Chief Executive Officer of Carnival Corporation & plc since 2013. He was President and Chief Executive Officer of The Executive Leadership Council, a professional network of African-American executives of major U.S. companies, from 2010 to 2012. He previously served as President and Chief Executive Officer of the Juvenile Diabetes Research Foundation International from 2006 to 2008. From 2000 to 2005, Mr. Donald was the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From 2000 to 2003, he was also the Chief Executive Officer of Merisant Company. From 1998 to 2000, he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and President of its nutrition and consumer sector. Prior to that he was President of Monsanto Company’s agricultural sector. He previously served as a Director of Oil-Dri Corporation of America from 1997 to 2013 and The Laclede Group, Inc. from 2003 to 2014.

Board Committees: Executive

Other Public Company Boards: Bank of America Corporation (since 2013); and Crown Holdings, Inc. (since 1999)

Qualifications:

Mr. Donald’s qualifications to serve on the Boards include his broad leadership and other executive skills gained through his prior executive leadership experience with a Fortune-100 science-based research and development, manufacturing and marketing company, a privately held company with global operations, and as head of a large international research-based not-for-profit corporation. He also has broad experience in corporate governance, having served as a Director, past and present, of a number of other publicly-traded companies.

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GOVERNANCE

Election or Re-Election of Directors

Richard J. Glasier

Carnival Corporation Director since 2004 Carnival plc Director since 2004 Age: 73

Mr. Glasier was President of Argosy Gaming Company, an owner and operator of casinos, from 2002 to 2005, and its Chief Executive Officer from 2003 until 2005. From 1995 to 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd., a global cruise company.

Board Committees: Audit (Chair), Compensation and Nominating & Governance

Other Public Company Boards: None

Qualifications:

Mr. Glasier’s qualifications to serve on the Boards include significant cruise industry experience as a senior financial officer of a major cruise line, as well as his managerial and corporate governance expertise acquired as the Chief Executive Officer of a New York Stock Exchange-listed operator of hotels and casinos, and as well as many years of public company board experience.

Debra Kelly-Ennis

Carnival Corporation Director since 2012 Carnival plc Director since 2012 Age: 62

Ms. Kelly-Ennis was President and Chief Executive Officer of Diageo Canada, Inc., a subsidiary of Diageo plc, a global spirits, wine and beer company, from 2008 to 2012. From 2005 to 2008, she was Chief Marketing Officer for Diageo North America Inc., another subsidiary of Diageo plc. Ms. Kelly-Ennis has also held marketing, sales and general management positions with leading companies such as RJR/Nabisco, Inc., The Coca-Cola Company, General Motors Corporation and Grand Metropolitan PLC. She has been honored as one of the Top 100 Most Powerful Women in Canada in 2012, 2011, 2010 and 2009 and was named Leading Chief Executive Officer in 2010 by the Toronto Human Resources Professional Association. She served as a Director of Hertz Global Holdings, Inc. from 2013 to 2015 and Pulte Group, Inc. from 1997 to 2016.

Board Committees: HESS

Other Public Company Boards: Altria Group, Inc. (since 2013); and TFI International Inc. (since 2017)

Qualifications:

Ms. Kelly-Ennis’s qualifications to serve on the Boards include her extensive marketing and general managerial experience gained through 30 years of working with consumer brand corporations, as well as many years of public company board experience.

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GOVERNANCE

Election or Re-Election of Directors

Katie Lahey

Carnival Corporation Director since January 2019 Carnival plc Director since January 2019 Age: 68

Ms. Lahey has been the Chair of Korn Ferry Australasia, a leadership and talent firm, since February 1, 2019, having served as its Executive Chair since 2011. She has been a Non-Executive Director of The Star Entertainment Group Limited, which owns and operates integrated resort destinations in Australia, since 2012, and was Chair of the Tourism and Transport Forum Australia, a tourism and transportation industry group, from 2015 until November 2018. She was the Executive Chair of Carnival Australia, a division of Carnival plc, from 2006 to 2013. In 2013, she was named a Member of the Order of Australia for her significant services to business and commerce and the arts and in 2003 she was awarded a Centenary Medal for contributions to Australian society in the area of business leadership.

Board Committees: Audit

Other Public Company Boards: The Star Entertainment Group Limited (since 2012)

Qualifications:

Ms. Lahey’s qualifications to serve on the Boards include her more than 30 years’ experience in the tourism, talent sourcing, cultural transformation, governmental, retail and the arts sectors in a variety of leadership roles, including within the cruise industry.

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GOVERNANCE

Election or Re-Election of Directors

Sir John Parker

Carnival Corporation Director since 2003 Carnival plc Director since 2000 Age: 76

Sir John has been Non-Executive Chairman of Pennon Group plc, an environmental utility infrastructure company, since 2015, and Non-Executive Chairman of Laing O’Rourke, a multinational construction company, since 2017. He was the Lead Non-Executive Director for the UK Government Cabinet Office from 2017 to 2018, a Non-Executive Director of Airbus Group NV, an aeronautics, space and related services company, from 2007 to April 2018, Non-Executive Chairman of Anglo American plc, a multinational mining company, from 2009 until 2017, a Non-Executive Director of DP World Limited, a global supply chain and container handling company, from 2006 to 2015, Non-Executive Chairman of Mondi plc from 2007 to 2009, Non-Executive Chairman of National Grid plc from 2002 to 2012, Senior Non-Executive Director of the Court of the Bank of England from 2004 to 2009, and a Non-Executive Director of GKN plc from 1993 to 2002, Brambles Industries plc from 2001 to 2003 and BG Group plc from 1997 to 2000. He was Chairman and Chief Executive Officer of Babcock International Group plc from 1994 to 2000, RMC Group plc from 2002 to 2005 and P&O Group plc from 2000 to 2003, a President of the Royal Institution of Naval Architects from 1996 to 1999, a member of the Prime Minister’s Business Council for Britain and Chancellor of the University of Southampton from 2006 to 2011. He was President of the Royal Academy of Engineering from 2011 until 2014. Sir John has been a member of the General Committee of Lloyds Register of Shipping since 1983 and was Chairman of its Technical Committee from 1993 until 2002.

Board Committees: HESS and Nominating & Governance

Other Public Company Boards: Pennon Group plc (since 2015)

Qualifications:

Sir John’s qualifications to serve on the Boards include his extensive international background and wealth of corporate experience. His past and present service as a Non-Executive Director of a number of listed UK companies provides the Boards with invaluable knowledge and insight with respect to UK corporate governance policies and practices. In addition, Sir John, as a qualified naval architect and former head of a major shipbuilding company, is very experienced in the design, construction and operation of ships.

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GOVERNANCE

Election or Re-Election of Directors

Stuart Subotnick

Carnival Corporation Director since 1987 Carnival plc Director since 2003 Age: 77

Mr. Subotnick has been President and Chief Executive Officer of Metromedia Company, a privately held diversified Delaware general partnership, since 2010, having previously served as its General Partner and Executive Vice President since 1986. He previously served as a Director of AboveNet, Inc. from 1997 to 2012.

Board Committees: Audit, Executive and Nominating & Governance (Chair)

Other Public Company Boards: None

Qualifications:

Mr. Subotnick’s qualifications to serve on the Boards include his significant experience in financing, investing and general business matters, as well as his past Board experience with us, which are important to the Boards when reviewing our investor relations, assessing potential financings and strategies, and otherwise evaluating our business decisions.

Laura Weil

Carnival Corporation Director since 2007 Carnival plc Director since 2007 Age: 62

Ms. Weil is the Founder and has been the Managing Partner of Village Lane Advisory LLC, which specializes in providing executive and strategic consulting services to retailers as well as private equity firms, since 2015. She was the Executive Vice President and Chief Operating Officer of New York & Company, Inc., a women’s apparel and accessories retailer, from 2012 to 2014. Ms. Weil was the Chief Executive Officer of Ashley Stewart LLC, a privately held retailer, from 2010 to 2011. Ashley Stewart emerged from the 2010 restructuring and Chapter 11 proceedings of Urban Brands, Inc., a privately held apparel retailer, where Ms. Weil served as the Chief Executive Officer from 2009 to 2010. Ms. Weil was the Chief Operating Officer and Senior Executive Vice President of AnnTaylor Stores Corporation, a women’s apparel company, from 2005 to 2006. From 1995 to 2005, she was the Chief Financial Officer and Executive Vice President of American Eagle Outfitters, Inc., a global apparel retailer.

Board Committees: Audit and Compensation

Other Public Company Boards: Christopher & Banks Corporation (since 2016)

Qualifications:

Ms. Weil’s qualifications to serve on the Boards include her extensive financial, strategic information technology and operating skills developed over many years as an investment banker and senior financial operating executive. Ms. Weil also brings significant experience in global e-commerce and consumer strategies from her leadership experience with multi-billion dollar New York Stock Exchange-listed retailers.

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GOVERNANCE

Board and Committee Governance

Randall J. Weisenburger

Carnival Corporation Director since 2009 Carnival plc Director since 2009 Age: 60

Mr. Weisenburger has been the Managing Member of Mile 26 Capital LLC, a private investment firm, since 2014. He was the Executive Vice President and Chief Financial Officer of Omnicom Group Inc., a Fortune-250 global advertising, marketing and corporate communications company, from 1998 to 2014.

Board Committees: Audit, Compensation (Chair) and Nominating & Governance

Other Public Company Boards: Valero Energy Corporation (since 2011)

Qualifications:

Mr. Weisenburger’s qualifications to serve on the Boards include his broad leadership and operational skills gained as a senior executive of a large multi-national corporation and his extensive financial and accounting skills acquired as an investment banker and senior financial operating executive.

BOARD AND COMMITTEE GOVERNANCE

Board Meetings

During the year ended November 30, 2018, the Board of Directors of each of Carnival Corporation and Carnival plc held a total of six meetings. Each Carnival Corporation Director and each Carnival plc Director attended either telephonically or in person at least 75% of all Carnival Corporation & plc Board of Directors and applicable Board Committee meetings held during the period that he or she served in fiscal 2018.

All Board members are expected to attend our Annual Meetings of Shareholders. At the 2018 Annual Meetings, all 11 incumbent Board members of each company were in attendance, except for Sir John Parker who missed due to illness.

Board Leadership Structure

Our Boards of Directors are led by our executive Chair, Mr. Arison. The Chief Executive Officer position is currently separate from the Chair. The Boards maintain the flexibility to determine whether the roles of Chair and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of Carnival Corporation & plc at a given point in time. We believe that the separation of the Chair and Chief Executive Officer positions is appropriate corporate governance for us at this time, and that having Mr. Arison as our executive Chair enables Carnival Corporation & plc and the Boards to continue to benefit from Mr. Arison’s skills and expertise, including his extensive knowledge of our business.

Our Non-Executive Directors, all of whom are independent, meet privately in executive session at least quarterly. The Presiding Director leads those meetings and also acts as the Senior Independent Director under the UK Corporate Governance Code. In addition, the Presiding Director serves as the principal liaison to the Non-Executive Directors, reviews and approves meeting agendas for the Boards and reviews meeting schedules. Our Non-Executive Directors, acting in executive session, elected Mr. Weisenburger in July 2017 as the Presiding Director and Senior Independent Director.

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GOVERNANCE

Board and Committee Governance

The structure of our Boards facilitates the continued strong communication and coordination between management and the Boards and enables the Boards to fulfill their risk oversight responsibilities, as further described below.

Board Committees

The Boards delegate various responsibilities and authority to different Board Committees. The Board Committees regularly report on their activities and actions to the full Boards. The Board of Directors of each of Carnival Corporation and Carnival plc has established standing Committees, which are each comprised of the same Directors for each company, as follows:

•	Audit;
•	Compensation;
•	Executive;
•	HESS; and
•	Nominating & Governance.

Each Board Committee periodically reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Boards to reflect evolving best practices. Each Board Committee can engage outside experts, advisors and counsel to assist the Committee in its work.

The current Board Committee members are as follows:

Name	Board Committees
	Audit	Compensation	Executive	HESS	Nominating & Governance
Micky Arison	—	—	Chair	—	—
Sir Jonathon Band	—	—	—	Chair	X
Jason Glen Cahilly	X	—	—	—	—
Helen Deeble	—	—	—	X	—
Arnold W. Donald	—	—	X	—	—
Richard J. Glasier	Chair	X	—	—	X
Debra Kelly-Ennis	—	—	—	X	—
Katie Lahey	X	—	—	—	—
Sir John Parker	—	—	—	X	X
Stuart Subotnick	X	—	X	—	Chair
Laura Weil	X	X	—	—	—
Randall J. Weisenburger	X	Chair	—	—	X
Number of Board Committee meetings in fiscal 2018	10	4	0	4	4

Audit Committees. The Audit Committees assist the Boards in their general oversight of our financial reporting, internal controls and audit functions, and are responsible for the appointment, retention, compensation, and oversight of the work of our independent auditors and our independent registered public accounting firm. The Board of Directors of Carnival Corporation has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules. In addition, the Board of Directors of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code. The Boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding the company’s financial statements to serve on the Audit Committees. The responsibilities and activities of the Audit Committees are described in detail in “Report of the Audit Committees” and the Audit Committees’ charter.

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GOVERNANCE

Board and Committee Governance

Compensation Committees. The Compensation Committees have authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock incentive plans, including reviewing and granting equity-based grants to our executive officers and other employees. The Compensation Committees also review and determine various other compensation policies and matters, including making recommendations to the Boards with respect to the compensation of the Non-Executive (non-employee) Directors, incentive compensation and equity-based plans generally, and administering the employee stock purchase plans. For more information on the responsibilities and activities of the Compensation Committees, including the Committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis” and “Executive Compensation” sections and the Compensation Committees’ charter.

Executive Committees. The Executive Committees may exercise the authority of the full Boards between meetings of the Boards, except to the extent that the Boards have delegated authority to another Committee or to other persons, and except as limited by applicable law.

HESS Committees. The HESS Committees review and recommend policies relative to the protection of the environment and the health, safety and security of employees, contractors, guests and the public. The HESS Committees also supervise and monitor health, environmental, safety, security and sustainability policies and programs and review with management significant risks or exposures and actions required to minimize such risks. For more information on the responsibilities and activities of the HESS Committees, see the HESS Committees’ charter.

Nominating & Governance Committees. The Nominating & Governance Committees review and report to the Boards on a periodic basis with regard to matters of corporate governance, including succession planning. The Nominating & Governance Committees also review and assess the effectiveness of our Corporate Governance Guidelines, make recommendations to the Boards regarding proposed revisions to these guidelines, and make recommendations to the Boards regarding the size and composition of the Boards and their Committees. For more information on the responsibilities and activities of the Nominating & Governance Committees, see “Nominations of Directors” and “Procedures Regarding Director Candidates Recommended by Shareholders” sections and the Nominating & Governance Committees’ charter. Additional information with respect to Carnival plc’s corporate governance practices during fiscal 2018 is included in the Carnival plc Corporate Governance Report attached as Annex C to this Proxy Statement.

Board and Committee Independence

Under New York Stock Exchange standards of independence for directors, the Board must determine that a Director does not have any material relationship with Carnival Corporation & plc or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Carnival Corporation & plc) and meet certain bright-line tests. The Boards of Directors have determined that each of Sir Jonathon Band, Jason Glen Cahilly, Helen Deeble, Richard J. Glasier, Debra Kelly-Ennis, Katie Lahey, Sir John Parker, Stuart Subotnick, Laura Weil and Randall J. Weisenburger is an “independent director” in accordance with the New York Stock Exchange standards of independence for directors and that all members of the Audit Committees and Compensation Committees meet the heightened independence criteria applicable to Directors serving on those Committees under SEC rules and New York Stock Exchange listing standards. Accordingly, a majority of the Directors of each company, all of our Non-Executive Directors and all of the members of the Audit Committees, Compensation Committees, HESS Committees and Nominating & Governance Committees of each company are independent (as defined by the New York Stock Exchange listing standards, SEC rules and the UK Corporate Governance Code).

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GOVERNANCE

Board and Committee Governance

Risk Oversight

Our Boards use their Committees to assist in their risk oversight function as follows:

•

Our Audit Committees are responsible for oversight of our financial, operational and non-HESS controls and compliance activities, including those related to information technology operations, cybersecurity and privacy. In connection with its risk oversight role, the Audit Committees regularly meet privately with representatives from Carnival Corporation’s independent registered public accounting firm, the Carnival plc independent auditor, the Chief Audit Officer and the General Counsel.

•	Our Compensation Committees are responsible for oversight of risk associated with our executive compensation structure, policies and programs.
•	Our HESS Committees are responsible for oversight of risk associated with the health, environment, safety and security of employees, contractors, guests and the public.
•	Our Nominating & Governance Committees are responsible for oversight of risk associated with Board processes and corporate governance, including succession planning.

Each Committee Chair presents on its area of risk oversight to the full Boards for review.

Discussions between management and the Boards regarding the Carnival Corporation & plc strategic plan, consolidated business results, capital structure, and other business-related activities include a discussion of the risks associated with the particular item under consideration.

The Boards believe that the structure and assigned responsibilities provides the appropriate focus, oversight and communication of principal risks faced by our companies.

Compensation Risk Assessment

Carnival Corporation & plc’s management, in conjunction with the Compensation Committees’ independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a thorough review of our compensation programs, including those programs in which our Named Executive Officers participate, to determine if aspects of those programs contribute to excessive risk-taking. Based on the findings from this review and the annual reassessment, the Compensation Committees continue to believe that our compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on Carnival Corporation & plc.

To reach this conclusion, key elements of our compensation programs were assessed to determine if they exhibited excessive risk. These elements included pay mix (cash vs. equity) and pay structure (short vs. long-term focus), performance metrics, performance goals and ranges, the degree of leverage, incentive maximums, payment timing, incentive adjustments, use of discretion and stock ownership requirements. Our assessment reinforced the Compensation Committees’ belief that our compensation programs are not contributing to excessive risk-taking, but instead contain many features and elements that help to mitigate risk. For example:

•

Pay Structure. Our compensation programs emphasize both short and long-term performance through our annual bonus program (delivered in cash) and through the delivery of long-term incentives (equity) in a balanced approach (approximately 46% through base salary and bonus and 54% in long-term equity grants). The mix of our pay program is intended to motivate management to consider the impact of decisions on shareholders in the short, intermediate and long-term.

•	Incentive Limits. Our annual bonus plans do not allow for unlimited payouts. Bonuses cannot exceed 200% of target levels. The performance-based share grants made in fiscal 2018 limit the

Carnival Corporation & plc 2019 Proxy Statement	25

GOVERNANCE

Board and Committee Governance

payouts to 200% (in the case of PBS and MTE grants as described below) or 600% (in the case of SEA grants as described below) of target.
•

Performance-Based Share Grants. To strengthen the relationship between pay and performance, all of our equity grants to senior executives for fiscal 2018 service have been in the form of performance-based share grants.

•

Performance Measurement. For corporate officers, the performance measurement used when determining their annual bonus is based on the performance of Carnival Corporation & plc. For officers of our operating units, the performance measurements used when determining their bonus is based 50% on the performance of their operating unit, with the remaining balance being based on the performance of Carnival Corporation & plc to enable a continued focus on the overall success of Carnival Corporation & plc.

•

Stock Ownership Policy. All senior executives who are designated as reporting officers under Section 16 of the Exchange Act, including our Named Executive Officers, are subject to a stock ownership policy which specifies target ownership levels of Carnival Corporation and Carnival plc shares in terms of the value of the equity holdings as a multiple of each officer’s base salary.

•

Clawback Policy. The Carnival Corporation 2011 Stock Plan (which was approved by shareholders in 2011), the Carnival plc 2014 Employee Share Plan (which was approved by shareholders in 2014) and the incentive plan used to determine annual bonuses contain clawback provisions, which authorize us to recover incentive-based compensation granted under those plans in the event Carnival Corporation & plc is required to restate their financial statements due to fraud or misconduct.

Corporate Governance Guidelines

Our Corporate Governance Guidelines address various governance issues and principles, including Director qualifications and responsibilities, access to management personnel, Director compensation, Director orientation and continuing education and annual performance evaluations of the Boards, their Committees and individual Directors. Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Chief Executive Officer Succession Planning

Our Boards believe that planning for the succession of our Chief Executive Officer is an important function. Our multi-brand structure enhances our succession planning process. At the corporate level, a highly-skilled management team oversees a collection of cruise brands. At both the corporate and brand levels, we continually strive to foster the professional development of senior management. As a result, Carnival Corporation & plc has developed a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to all of our senior executive positions, including our Chief Executive Officer.

The Boards and the Nominating & Governance Committees are responsible for succession planning, including emergency succession planning. The independent Non-Executive Directors meet with the Chairman and the Chief Executive Officer (both together and individually) at least quarterly to plan for the succession of the Chief Executive Officer, including plans in the event of an emergency. During those sessions, each of the Chairman and the Chief Executive Officer discusses his recommendations of potential successors, along with an evaluation and review of any development plans for such individuals. As provided in our Corporate Governance Guidelines, the Nominating & Governance Committees will, when appropriate, make recommendations to the Boards with respect to potential successors to the Chief Executive Officer. All members of the Boards will work with the Nominating & Governance Committees to see that qualified candidates are available and that development plans are

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GOVERNANCE

Board and Committee Governance

being utilized to strengthen the skills and qualifications of the candidates. When assessing the qualifications of potential successors to the Chief Executive Officer, the Boards and the Nominating & Governance Committees will take into account our business strategy as well as any other criteria they believe are relevant.

Procedures Regarding Director Candidates Recommended by Shareholders

The Nominating & Governance Committees will also consider shareholder recommendations of qualified Director nominees when such recommendations are submitted in accordance with the procedures below. In order to recommend a candidate for consideration by the Nominating & Governance Committees for election at the 2019 Annual Meetings, a shareholder must provide the same information as is required for shareholders to submit Director nominations under the advance notice provision set forth in Carnival Corporation’s By-laws. Specifically, any such recommendation must include, in addition to any other informational requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:

•	the name and address of the candidate;
•	a brief biographical description, including his or her occupation and service on Boards of Directors of any public company or registered investment company for at least the last five years;
•	a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the qualification requirements set forth above; and
•	the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Once we receive the recommendation, we may deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating & Governance Committees at the Annual Meetings. For our 2020 Annual Meetings of Shareholders, the Nominating & Governance Committees will consider recommendations received by our Secretary at our headquarters no later than November 8, 2019.

Communications between Shareholders or Interested Parties and the Boards

Shareholders or interested parties who wish to communicate with the Boards, the Presiding Director, the Non-Executive Directors as a group or any individual Director should address their communications to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178 U.S.A. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the Boards or the Chairs of the relevant Board Committees as to those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the Boards of Carnival Corporation and Carnival plc and provides guiding principles on areas such as identifying and resolving conflicts of interest. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Carnival Corporation & plc 2019 Proxy Statement	27

GOVERNANCE

Director Compensation

DIRECTOR COMPENSATION

During fiscal 2018, our Non-Executive Directors were entitled to receive an annual retainer of $110,000 per year, equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their Board membership. We do not provide retirement benefits or other benefits to our Non-Executive Directors. We reimburse Directors for travel expenses incurred for spouses or partners when we request that they attend a special event. Any amount reimbursed for spousal or partner travel is reported below in the “Director Compensation for Fiscal 2018” table. For fiscal 2018, the Presiding Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors receive additional compensation for serving as Chair of a Board Committee. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

During fiscal 2018, the retainers for the Chair of Board Committees were as follows:

Board Committee	Chair Retainer
Audit Committees	$30,000
Compensation Committees	$30,000
Executive Committees	—
HESS Committees	$30,000
Nominating & Governance Committees	$15,000

The Boards of Directors are committed to attracting and retaining a highly diverse, experienced and capable group of Non-Executive Directors. To that end, the Compensation Committees annually review Non-Executive Director pay levels and compensation practices of certain other publicly-listed companies with the assistance of their consultant to ensure our compensation program is competitive.

Non-Executive Directors receive payment of their earned retainer in quarterly installments. Annual retainers are pro-rated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.

Non-Executive Directors receive annual restricted share grants under the Carnival Corporation 2011 Stock Plan. In April 2018, the Non-Executive Directors received grants with a dollar value equal to approximately $175,000. As a result, a grant of 2,749 Carnival Corporation restricted shares was made to each Non-Executive Director elected or re-elected on April 11, 2018 based on the closing price of a share on that date of $63.64.

Grants under the Carnival Corporation 2011 Stock Plan are released from restriction on the third anniversary of the grant date (and are not forfeitable provided the Director has served at least a full year). Grants of restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Generally, Non-Executive Directors will receive their annual grants initially upon their election to the Boards and subsequently at the time of their annual re-election to the Boards.

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GOVERNANCE

Director Compensation

Director Compensation for Fiscal 2018

The following table details the total compensation earned by our Directors in fiscal 2018, other than Mr. Donald who is a Named Executive Officer. Mr. Donald’s compensation is reflected in the “Summary Compensation Table,” which follows the “Compensation Discussion and Analysis” section. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards(2)(3) ($)	All Other Compensation(4) ($)	Total ($)
Micky Arison(5)	1,000,000		—	100,943	1,100,943
Sir Jonathon Band	140,000	(6)	174,946	5,310	320,256
Jason Glen Cahilly	110,000		174,946	6,024	290,970
Helen Deeble	110,000		174,946	3,832	288,788
Richard J. Glasier	140,000		174,946	8,232	323,178
Debra Kelly-Ennis	110,000		174,946	8,732	293,678
Katie Lahey(7)	—		—	—	—
Sir John Parker	110,000		174,946	5,445	290,391
Stuart Subotnick	125,000		174,946	3,520	303,466
Laura Weil	110,000		174,946	—	284,946
Randall J. Weisenburger	165,000		174,946	—	339,946

(1)	Refer to the table above describing the Chair of the Board Committees.
(2)

No stock option grants were made in fiscal 2018. Represents the grant date fair value, assuming no risk of forfeiture of the grants of Carnival Corporation restricted shares made in fiscal 2018, calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”). In April 2018, each of the Non-Executive Directors received a grant of 2,749 restricted shares based on the closing price of a share on April 11, 2018, the day they were elected or re-elected, of $63.64. The restricted shares granted in 2018 vest on the third anniversary of the grant date. The restricted shares granted to Non- Executive Directors also vest in full upon the death or disability of the Director, and continue to vest in accordance with the original vesting schedule and are not forfeited if a Director ceases to be a Director for any other reason after having served as a Director for at least one year. All of the Directors who received grants served for all of fiscal 2018.

(3)	None of the directors holds stock options. The aggregate number of Carnival Corporation and Carnival plc restricted shares outstanding at November 30, 2018 are as follows:

Name	Unvested Restricted Shares

Micky Arison	0

Sir Jonathon Band	8,560

Jason Glen Cahilly	2,749

Helen Deeble	5,458

Richard J. Glasier	8,560

Debra Kelly-Ennis	8,560

Katie Lahey	N/A

Sir John Parker	8,560

Stuart Subotnick	8,560

Laura Weil	8,560

Randall J. Weisenburger	8,560

(4)

Benefits provided to Mr. Arison include private medical health insurance costs ($57,937), driver and security ($21,024), automobile lease ($12,314),and the following other benefits: accidental death or dismemberment insurance premiums, disability insurance premiums, life insurance premiums and automobile repairs and expenses($9,668). For the Non-Executive Directors, benefits represent reimbursement of expenses associated with spousal or partner travel and tax gross-ups for the spousal or partner travel.

(5)	Represents compensation for Mr. Arison’s service as Executive Chairman.
(6)	Exclusive of value-added tax.
(7)	Ms. Lahey was appointed to the Boards in January 2019 and thus did not receive any compensation during fiscal 2018.

Carnival Corporation & plc 2019 Proxy Statement	29

GOVERNANCE

Related Person Transactions

The following policies also apply to our Non-Executive Directors:

•

Stock Ownership Policy. The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, restricted stock units (“RSUs”) and shares in a trust beneficially owned by the Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to a multiple of the cash retainer. During fiscal 2018, the Board increased the target ownership level from four times the cash retainer to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Other than Ms. Deeble and Mr. Cahilly who were initially elected at the 2017 and 2018 Annual Meetings, respectively, and Ms. Lahey, who was appointed to the Boards in January 2019 and is proposed for election at the 2019 Annual Meetings, each of the Non-Executive Directors elected has achieved this Board-mandated requirement.

•

Product Familiarization. All Non-Executive Directors are encouraged to take a cruise(s) for up to a total of 14 days per year for product familiarization and pay a fare of $35 per person per day for such cruises (or $50 per day in the case of Seabourn), plus taxes, fees and port expenses. All other charges associated with the cruise (e.g., air, ground transfers, gratuities, tours and fuel supplements, if any) are the responsibility of the Non-Executive Director.

Carnival plc

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2018 for Non-Executive Directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

RELATED PERSON TRANSACTIONS

Review and Approval of Transactions with Related Persons

Consistent with our written policies and procedures, it is our practice to review all relationships and transactions in which Carnival Corporation or Carnival plc is a participant and in which our Directors, nominees and executive officers and their immediate family members and any five percent beneficial holders have an interest in order to determine whether such related persons have a direct or indirect material interest. Our Legal and Global Accounting and Reporting Services Departments are primarily responsible for the development and implementation of processes and controls to obtain information from the Directors, nominees and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions exceeding $120,000 in which Carnival Corporation & plc was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in this Proxy Statement.

In addition, in accordance with our Schedule of Matters Reserved to the Boards and their Committees for their Decision, the Boards review and approve or ratify any related person transaction involving:

•	a Director, regardless of the amount; and
•	a Non-Director executive officer with an aggregate value in excess of $50,000.

In the course of their review and approval or ratification of a related person transaction, the Boards may consider factors as follows:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

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Related Person Transactions

•	the importance of the transaction to the related person;
•	the importance of the transaction to Carnival Corporation & plc;
•	whether the transaction would impair the judgment of a Director or executive officer to act in our best interest; and
•	any other matters the Boards deem appropriate.

Any member of the Boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such Director may be counted in determining the presence of a quorum at a meeting of the Board that considers the transaction.

Transactions with Related Persons

Transactions with Micky Arison. Micky Arison, our Chairman, is also the Chairman, President and the indirect sole shareholder of FBA II, Inc., the general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect shareholder of Basketball Properties, Inc., the general partner of Basketball Properties, Ltd. (“BPL”), which is the manager and operator of the American Airlines Arena. Pursuant to a five-year advertising and promotion agreement between Carnival Cruise Line, MHLP and BPL, Carnival Cruise Line paid $538,000 during fiscal 2018. Carnival Cruise Line also paid $110,000 during fiscal 2018 for in-game promotions to publicize Carnival Cruise Line during Miami Heat games.

In August 2015, Carnival Corporation entered into the following agreements:

•	a nonexclusive Aircraft Lease Agreement with an owner trustee under a trust agreement with AD Astra I, LLC (the “Lease Agreement”); and
•	a Services Agreement with AFO, LLC (the “Services Agreement” and together with the Services Agreement, the “Aircraft Agreements”).

Both AD Astra I, LLC and AFO, LLC are companies directly or indirectly controlled by a trust of which Mr. Arison is a beneficiary.

Under the terms of the Lease Agreement, Carnival Corporation leases an aircraft beneficially owned by AD Astra I, LLC for additional flight capacity from time-to-time in exchange for an hourly rent of $4,500 plus applicable taxes, which is based on market charter rates for similar aircraft as adjusted for costs of operations borne by Carnival Corporation (i.e., fuel, crew costs and line maintenance during its operation of the aircraft) and hourly service plan expenses.

Under the terms of the Service Agreement, Carnival Corporation provides aircraft management services to AFO, LLC with respect to the aircraft, including overseeing its operation, maintenance, and staffing, and is paid an annual fee of $216,000 (which is based on market rates for similar arrangements) (the “Service Fee”). In addition, Carnival Corporation will be reimbursed for operating, maintenance and personnel costs and related third party costs incurred in connection with the services (“Service Costs”). The terms of the Aircraft Agreements are one year and renew automatically for one-year periods, unless terminated sooner by either party upon 30 days’ written notice.

During fiscal 2018, Carnival Corporation paid AD Astra I, LLC $789,000 under the Lease Agreement, and AFO, LLC paid Carnival Corporation $216,000 for the Service Fee and reimbursed Carnival Corporation $1,733,000 for the Service Costs.

The Boards have reviewed and approved or ratified these transactions.

Carnival Corporation & plc 2019 Proxy Statement	31

SHARE OWNERSHIP

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

Set forth below is information concerning the share ownership as of January 17, 2019 of:

•	each of our Directors;
•	each individual named in the “Summary Compensation Table” which appears elsewhere in this Proxy Statement; and
•	all Directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, Director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual would have the right to acquire as of March 17, 2019 (being 60 days after January 17, 2019) through the vesting of RSUs.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*		Percentage of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percentage of Carnival plc Ordinary Shares	Percentage of Combined Voting Power**
Micky Arison	126,136,034	(2)(3)	23.9%	0		—	18.2%
Sir Jonathon Band	20,152		***	0		—	***
David Bernstein	36,557	(4)	***	0		—	***
Jason Glen Cahilly	2,749		—	0		—	—
Helen Deeble	5,458		***	0		—	***
Arnold W. Donald	498,274	(4)(5)	***	0		—	***
Richard J. Glasier	23,124		***	0		—	***
Stein Kruse	61,238	(4)	***	4,240		***	***
Debra Kelly-Ennis	24,845		***	0		—	***
Katie Lahey	0		***	0		—	***
Sir John Parker	26,104		***	10,004	(6)	***	***
Arnaldo Perez	33,909	(4)(7)	***	0		—	***
Stuart Subotnick	46,806		***	0		—	***
Michael Thamm	0		—	50,914	(4)	***	***
Laura Weil	44,358		***	0		—	***
Randall J. Weisenburger	99,000		***	0		—	***
All Directors and executive officers as a group (17 persons)	127,058,608		24.1%	65,158		***	18.4%
*

As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC

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SHARE OWNERSHIP

Share Ownership of Certain Beneficial Owners and Management

arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) Are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

**

As a result of the DLC arrangement, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***	Less than one percent.
(1)	The address of each individual is 3655 N.W. 87 Avenue, Miami, Florida 33178.
(2)

Mr. Arison is a member of the Arison Group (defined below), which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group. For information on the share ownership of other members of the Arison Group, see “Principal Shareholders” table below.

(3)

Includes (i) 4,934,166 shares of common stock held by the various Arison family trusts, (ii) 85,736,445 shares of common stock held by MA 1994 B Shares, L.P. and (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison. Mr. Arison does not have an economic interest in the shares of common stock held by Artsfare 2005 Trust No. 2.

(4)

Includes PBS grants scheduled to be released February 15, 2019. The executive officer will also receive additional shares at the time of vesting to take into account dividend reinvestment during the period.

(5)	Includes 363,675 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(6)	Includes 7,000 shares held by Barclays Wealth on behalf of Barnett Waddingham Trustees Ltd., the trustee for Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme.
(7)	Includes 11,306 shares held by The Arnaldo Perez Trust U/A/D 3/18/2014.

Principal Owners

Set forth below is information concerning the share ownership of as of January 17, 2019:

•

all persons known by us to be the beneficial owners of more than 5% of the 526,719,965 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding; and

•

all persons known by us to be the beneficial owners of more than 5% of the 191,875,647 ordinary shares of Carnival plc outstanding, 25,666,636 of which are directly or indirectly owned by Carnival Corporation and have no voting rights.

Carnival Corporation & plc 2019 Proxy Statement	33

SHARE OWNERSHIP

Share Ownership of Certain Beneficial Owners and Management

Micky Arison, Chairman of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”), beneficially own shares representing approximately 24.6% of the voting power of Carnival Corporation and approximately 18.7% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of Proposals 1 through 20. The table below begins with the ownership of the Arison Group.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*		Percentage of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percentage of Carnival plc Ordinary Shares	Percentage of Combined Voting Power**
MA 1994 B Shares, L.P.	85,736,445	(2)(3)	16.3%	0		—	12.4%

MA 1994 B Shares, Inc.	85,736,445	(2)(3)	16.3%	0		—	12.4%

Artsfare 2005 Trust No. 2 c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	35,465,423	(2)(5)	6.7%	0		—	5.1%

Verus Protector, LLC Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134	35,465,423	(2)(4)	6.7%	0		—	5.1%

Richard L. Kohan Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134	126,138,034	(2)(5)(11)	23.9%	0		—	18.2%

MBA I, L.P. SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	900,000	(2)(6)	* **	0		—	* **

Artsfare 2003 Trust SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	2,147,946	(2)(6)(11)	* **	0		—	* **

James M. Dubin Madison Place Partners, LLC One Madison Place Harrison, NY 10528	90,671,611	(2)(7)(9)	17.2%	0		—	13.1%

JMD Delaware, LLC	87,419,457	(2)(7)(9)	16.6%	0		—	12.6%

Nickel 2015-94 B Trust 1313 North Market Street Suite 5300 Wilmington, DE 19801	85,736,445	(2)(3)	16.3%	0		—	12.4%

SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	36,015,423	(2)(8)	6.8%	0		—	5.2%

KLR, LLC Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134	87,419,457	(2)(10)	16.6%	0		—	12.6%

BlackRock, Inc. 55 East 52nd Street New York, NY 10022	29,824,886	(12)	5.7%	15,323,044	(13)	9.2%	6.5%

Causeway Capital Management LLC 11111 Santa Monica Boulevard Los Angeles, CA 90025	0		—	10,047,568	(14)	6.1%	1.5%

*, ** and *** have the same meanings as indicated in the table above.

(1)	The address unless otherwise noted is 1201 North Market Street, Wilmington, DE 19899.
(2)

The Arison Group has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

(3)

MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 85,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 2015-94 B Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994,

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SHARE OWNERSHIP

Section 16(a) Beneficial Ownership Reporting Compliance

Inc. may be deemed to beneficially own all such 85,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 85,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 85,736,445 shares of common stock. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.

(4)

Verus Protector, LLC is the protector of Artsfare 2005 Trust No. 2. Verus Protector, LLC has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2005 Trust No. 2.

(5)

By virtue of being the sole member of Verus Protector, LLC, the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Kohan may be deemed to own the aggregate of 126,136,034 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Kohan owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

(6)

MBA I, L.P. (“MBA I”) owns 900,000 shares of common stock. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust is deemed to beneficially own all such 900,000 shares of common stock.

(7)

By virtue of being the sole member of JMD Delaware, LLC and trustee of various Arison family trusts, Mr. Dubin may be deemed to own the aggregate of 90,670,611 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Dubin owns 1,000 shares of common stock directly.

(8)	SunTrust Delaware Trust Company acts as trustee for the Artsfare 2005 Trust No. 2 and the Dozer Trust.
(9)

JMD Delaware, LLC is a Delaware limited liability company wholly owned by Mr. Dubin. JMD Delaware, LLC acts as an investment and distribution advisor of various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(10)

KLR, LLC is a Delaware limited liability company wholly owned by Mr. Kohan. KLR, LLC acts as an investment and distribution advisor for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(11)

The Artsfare 2003 Trust owns a controlling interest in MBA 1 (see Note 6). By virtue of its controlling interest in MBA I, the Artsfare 2003 Trust is deemed to beneficially own 900,000 shares of common stock held directly by MBA I.

(12)

As reflected in Schedule 13G/A, filed on January 30, 2018 with the SEC. Blackrock, Inc. reported sole voting power over 25,154,278 shares of common stock and sole dispositive power over 29,824,887 shares of common stock.

(13)

As reflected in Schedule 13G/A, filed on January 30, 2018 with the SEC. Blackrock, Inc. reported sole voting power over 13,343,286 ordinary shares and sole dispositive power over 15,323,044 ordinary shares and shared voting.

(14)

As reflected in a separate Schedule 13G/A filed on February 14, 2018, with the SEC, Causeway Capital Management LLC reported sole voting power over 8,259,656 ordinary shares and sole dispositive power over 10,047,568 ordinary shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to us to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “reporting person”), all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during and with respect to the year ended November 30, 2018.

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COMPENSATION

PROPOSAL 13

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and pursuant to Section 14A of the Exchange Act, our shareholders are being provided with the opportunity to cast an advisory (non-binding) vote to approve our executive compensation. We refer to this vote as the “say-on-pay” vote. Although this vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering future executive compensation decisions.

The “say-on-pay” vote is required to be offered to our shareholders at least once every three years. In 2017, our Boards recommended that we provide shareholders with the opportunity to cast their “say-on-pay” vote each year and our shareholders agreed. As a result, the next “say-on-pay” vote is expected to occur at the 2020 Annual Meetings.

The Boards are committed to corporate governance best practices and recognize the significant interest of shareholders in executive compensation matters. The Compensation Committees seek to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term. They also promote a compensation program designed to attract, motivate and retain key executives. As discussed in the Compensation Discussion and Analysis, the Compensation Committees believe that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our Named Executive Officers with those of our shareholders. For example:

•	Our compensation philosophy places more emphasis on variable elements of compensation (such as annual bonuses and equity-based compensation) than fixed remuneration.
•

In accordance with the Compensation Committees’ focus on long-term shareholder return, they approved performance-based share grants for our Named Executive Officers which vest based upon the extent to which certain pre-grant or post-grant performance criterion are attained. These grants also have maximum payout limitations. Performance criterion may include annual operating income, return on invested capital (“ROIC”), absolute total shareholder return (“TSR”) and/or TSR rank relative to the Peer Group (defined below).

•	To further promote long-term shareholder alignment, we require our Named Executive Officers to meet and maintain stock ownership requirements.
•

The Compensation Committees review the position of each element of total direct compensation relative to the competitive market, and use the range of total direct compensation levels in the competitive market to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by the competitive market to their named executive officers.

•	Carnival Corporation & plc does not offer U.S. executives excise tax gross-up protections.

We encourage you to read our Compensation Discussion and Analysis contained within this Proxy Statement for a more detailed discussion of our compensation policies and procedures.

Our shareholders have the opportunity to vote for or against, or to abstain from voting on, the following resolution:

“Resolved, that the shareholders approve the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement).”

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Approval of Carnival plc Directors’ Remuneration Report

The Boards of Directors unanimously recommend a vote FOR approval of the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement).

PROPOSAL 14

APPROVAL OF CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT

In accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (the “LMCG Regulations”), shareholders are voting to approve adoption of the Carnival plc Directors’ Remuneration Report. The Carnival plc Directors’ Remuneration Report is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the LMCG Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.

UK law only requires an advisory vote on the substance and content of the Carnival plc Directors’ Remuneration Report. Accordingly, disapproval of this Proposal 14 will not require us to amend the report or require any Director to repay any amount. However, the Boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and plans.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.

COMPENSATION DISCUSSION AND ANALYSIS

and

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT – PART I

Introduction

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this Report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as is required by the agreements governing the DLC arrangement, the Boards of Directors and members of the Committees of the Boards, including the Compensation Committees, are identical and there is a single senior management team.

Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium-Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”). Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information that has been audited for the purposes of the Carnival plc Annual Report.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with the LMCG Regulations, the UK Corporate Governance Code published in April 2016 by the UK Financial Reporting Council (the “UK Corporate Governance Code”), the Companies Act and the Listing Rules of the UK Listing Authority. Both Parts I and II form part of the Carnival plc Annual Report for the year ended November 30, 2018.

Pursuant to rules promulgated by the SEC and the LMCG Regulations, this Compensation Discussion and Analysis reviews the compensation of the following Named Executive Officers of Carnival Corporation & plc:

Named Executive Officers
Arnold W. Donald	President and Chief Executive Officer
David Bernstein	Chief Financial Officer and Chief Accounting Officer
Stein Kruse	Group Chief Executive Officer of Holland America Group and Carnival UK
Arnaldo Perez	General Counsel and Secretary
Michael Thamm	Chief Executive Officer of Costa Group and Carnival Asia

Executive Summary

Our executive compensation program is designed to reward financial results and effective strategic leadership through use of both short-term rewards and long-term incentives and to promote alignment of the financial interests of our executive officers with our shareholders. We seek to provide total direct compensation (salary, bonus and equity grants) that allows us to be competitive in the labor markets where we compete for executive talent, adjusted as necessary to take into consideration factors including the senior executive’s performance, experience and responsibilities. We believe our compensation program’s performance measures align the interests of our shareholders and senior executives by linking actual pay to operating performance and shareholder outcomes.

Our compensation philosophy has historically been to emphasize at risk incentive pay in order to drive a pay-for-performance culture. In furtherance of this philosophy, all direct compensation for our Named Executive Officers, other than base salary, is 100% at risk and performance-based.

Most of our executive officers are located in the U.S., with others based in Europe. As a global entity, it is challenging to establish consistent compensation practices across geographic and operating company units that satisfy the particular requirements of all jurisdictions and local market demands. Since the largest presence of executive officers is in the U.S., our compensation policies primarily reflect U.S. market practices. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Corporate Governance Code, to the degree practicable.

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2018 Compensation Practices and Policies
What we do	✓	All compensation is performance-based and not guaranteed, other than base salary
	✓	Use multiple performance metrics to align pay with performance
	✓	Put caps on incentive compensation
	✓	Provide appropriate balance between short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results
	✓	Set rigorous stock ownership requirements for Named Executive Officers based on a target multiple of base salary
	✓	Include clawback provisions in our incentive programs
	✓	Provide for only double-trigger change-in-control provisions
	✓	Prohibit short sales, short-term hedging and margin accounts of Carnival Corporation and Carnival plc shares
	✓	Engage an independent compensation consultant to review and advise on executive compensation
	✓	Regularly review the charter of the Compensation Committees to ensure best practices and priorities
What we don’t do	×	Provide guaranteed minimum bonuses
	×	Reload, reprice or back-date stock options
	×	Provide tax gross-ups on compensation or benefits, other than for spousal travel
	×	Pay dividends on unvested or unearned performance-based share grants
	×	Provide for automatic single-trigger vesting acceleration in connection with a change-in-control

Shareholder Engagement

Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all feedback received about executive compensation.

In April 2018, shareholders approved our “say-on-pay” proposal with 92.4% of the votes cast in favor of the compensation paid to our Named Executive Officers. During the past year, we have continued to engage with shareholders and seek feedback on our compensation program and incorporate the results of that feedback in our compensation decisions. As a result, the Compensation Committees did not make any changes to the executive compensation program specifically as a result of the 2018 “say-on-pay” vote.

The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2019, as well as other shareholder input, when reviewing executive compensation programs and policies.

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Process for Making Compensation Determinations

The Compensation Committees determine the compensation policy and the compensation payable to all of our executive officers. The Compensation Committees interact with the management of Carnival Corporation & plc on compensation issues primarily through communications, meetings and discussions with the Chief Executive Officer, the Chairman of the Boards of Directors and the Chief Human Resources Officer, who also attend meetings of the Compensation Committees as requested by the Compensation Committees. As part of the fiscal 2018 annual compensation determination process, the Chief Executive Officer and the Chairman of the Boards of Directors recommended to the Compensation Committees key initiatives and goals for Carnival Corporation & plc at the beginning of the fiscal year. After the fiscal year was completed, the Chief Executive Officer and the Chairman of the Boards of Directors reviewed with the Compensation Committees the results of those initiatives, progress towards goals and other material items relating to overall Carnival Corporation & plc performance. The Chief Executive Officer reviewed the annual competitive market analysis provided by the independent consultant, as well as individual performance of each Named Executive Officer and the results of the group of brands or company-wide results, as appropriate, and provided the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own. The compensation for our Named Executive Officers’ was then determined by the Compensation Committees using their discretion to evaluate the individual performance of our Named Executive Officers and the overall performance of Carnival Corporation & plc.

The Compensation Committees believe that the incentive structure for senior management does not raise environmental, social or governance risks by inadvertently motivating irresponsible behavior, and that risks arising from Carnival Corporation & plc’s compensation policies and practices for their workforce are not reasonably likely to have a material adverse effect on Carnival Corporation & plc. Please refer to the “Compensation Risk Assessment” section for additional information.

Independent Compensation Consultants. The Compensation Committees have engaged Frederic W. Cook & Co., Inc. (“FW Cook”) (together with its UK affiliated firm, FIT Remuneration Consultants LLP (“FIT”)) to assist in their annual review of our executive and Director compensation programs. The Compensation Committees believe that FW Cook and FIT provided objective advice to the Compensation Committees. FW Cook and FIT provide no other services to Carnival Corporation & plc.

During fiscal 2018, a consultant from FW Cook attended meetings of the Compensation Committees and provided FW Cook’s views on proposed actions by the Compensation Committees.

During fiscal 2018, the Compensation Committees also engaged Willis Towers Watson (“WTW”) to assist the Compensation Committees with the CEO Pay Ratio calculation and disclosure.

In accordance with the New York Stock Exchange rules relating to compensation consultant independence, the Compensation Committees have determined that FW Cook, FIT and WTW and their consultants are independent after taking into consideration the factors set forth in the New York Stock Exchange rules. Pursuant to the foregoing factors, the Compensation Committees have determined that FW Cook’s, FIT’s and WTW’s work raised no conflicts of interest.

Peer Group Characteristics. The Compensation Committees perform an annual review of the compensation practices of certain other publicly-listed companies with the assistance of their consultant. This annual market assessment consists of an analysis of executive pay at a group of publicly-listed peer companies.

The peer group listed below (the “Peer Group”) was used when assessing the fiscal 2018 compensation for our Named Executive Officers, which was unchanged from the peer group developed

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in October 2016 (except for the removal of Starwood Hotels and Resorts Worldwide, Inc. as a result of its acquisition by Marriott International, Inc.). The Peer Group consists of 19 publicly-listed companies from diverse industries that exhibit similar size and business characteristics with Carnival Corporation & plc and reflect the market in which we may compete for business, investor capital and/or executive talent. The Peer Group reflects a balanced group of companies in the consumer discretionary sector, including media, retailing, services and transportation companies.

Peer Group Companies
•	American Airlines Group Inc.	•	Marriott International, Inc.
•	Darden Restaurants, Inc.	•	McDonald’s Corporation
•	Delta Air Lines, Inc.	•	MGM Resorts International
•	easyJet plc	•	Norwegian Cruise Line Holdings Ltd.
•	FedEx Corporation	•	Royal Caribbean Cruises Ltd.
•	Hilton Worldwide Holdings Inc.	•	Starbucks Corporation
•	Hyatt Hotels Corporation	•	United Continental Holdings, Inc.
•	International Consolidated Airlines Group, S.A.	•	United Parcel Service, Inc.
•	Las Vegas Sands Corp.	•	Wyndham Worldwide Corporation
•	Live Nation Entertainment, Inc.

Competitive Market (Peer Group) Comparison. Annually, the Compensation Committees’ independent consultant, FW Cook, conducts a competitive market review to assist the Compensation Committees in their assessment of our Named Executive Officers’ competitive positioning of total compensation relative to the markets in which Carnival Corporation & plc competes for executive talent. FW Cook conducted a competitive market assessment on behalf of the Compensation Committees for fiscal 2018. The Compensation Committees reviewed our aggregate Named Executive Officer total compensation in comparison to the competitive market, which consists of the Peer Group as well as third-party surveys that reflect a broad database of hundreds of companies. The Compensation Committees were not provided with the identities of the companies in the surveys generally (or of the subsets of companies which had data for relevant comparable positions). As applicable, any utilized survey data was combined with the data for the Peer Group to produce a consolidated aggregated competitive market range for total direct compensation.

These analyses suggest that, in the aggregate, total direct compensation levels for our Named Executive Officers are competitively positioned. The Compensation Committees, as advised by FW Cook, consider total direct compensation to be generally competitive when within a range of 15% above or below the market median. Actual pay positioning can vary based on factors including job responsibilities, experience, impact of role and individual performance.

Consistent with the approach that the Compensation Committees take in reviewing each element of total direct compensation, the Compensation Committees utilize these analyses to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by companies with whom Carnival Corporation & plc competes for executive level talent. The Compensation Committees do not use these analyses to peg any particular element of compensation (or total compensation) to any specific targeted Peer Group level.

Named Executive Officer Compensation Design, Elements and Pay Mix

The compensation elements for our Named Executive Officers consist of base salary, an annual bonus, equity-based compensation, retirement benefits and perquisites.

The compensation practices for each of our Named Executive Officers vary in order to reflect the organizational structure of Carnival Corporation & plc. Three of our Named Executive Officers (Messrs.

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Donald, Bernstein and Perez) had company-wide roles during fiscal 2018 and two of our Named Executive Officers (Messrs. Kruse and Thamm) were Chief Executive Officers of groups operating two or more brands during fiscal 2018. As a result, the compensation practices for these two types of roles are different.

Named Executive Officer	Type of Role	Base Salary	Annual Bonus	Equity-Based Compensation	Retirement Benefits and Perquisites
Arnold W. Donald	Company-wide role	Based on level of responsibility and increases based on performance or other market factors	Based 100% on company-wide operating income	MTE, PBS and SEA grants to align with shareholder outcomes	Reflect country practices where a Named Executive Officer is employed
David Bernstein
Arnaldo Perez
Stein Kruse	CEO of a group of brands		Based 50% on company-wide operating income and 50% on a group of brands’ operating income
Michael Thamm

In determining the amount of any particular compensation element, the Compensation Committees consider the impact of such an element on total compensation (and thus, each element affects the amount paid in respect of other elements of compensation). For example, the Compensation Committees consider the amount of the base salary and annual bonus that may be earned by a Named Executive Officer when making an equity grant. However, the annual bonus and equity-based compensation grants are set independently on the basis of dollar values (and are not set or determined as a fixed percentage of base salary).

As reflected in our target pay mix below, all direct compensation of our Named Executive Officers, other than base salary, is 100% at risk and performance-based in line with our philosophy to place greater emphasis on performance-based pay elements.

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Fiscal 2018 Company Performance

We achieved double-digit ROIC and the highest full year earnings in our company’s history in 2018 reflecting our senior leadership’s focus on executing our business strategies effectively to achieve our goals.

Fiscal 2018 Financial Results and Achievements
•

Fiscal 2018 net income increased to $3.2 billion or $4.44 diluted earnings per share compared to $2.6 billion or $3.59 in fiscal 2017. Adjusted net income increased to $3.0 billion or $4.26 adjusted diluted earnings per share in fiscal 2018 compared to $2.8 billion or $3.82 in fiscal 2017(1)

•	Increased revenues by $1.4 billion to achieve record revenues of $18.9 billion
•	Generated cash from operations of $5.5 billion in fiscal 2018 compared to $5.3 billion in fiscal 2017
•	Returned $2.8 billion to shareholders through the combination of dividends and share repurchases
•	Increased the quarterly dividend to $0.50 per share from $0.40 per share in 2017
•	Achieved our objective of double-digit ROIC in 2018, while maintaining a strong balance sheet and strong investment grade credit ratings
•	Leveraged our scale to reduce costs, achieving cumulative savings of over $350 million in just five years
•

Recognized globally for our innovation efforts, including being recognized by Fast Company as one of the “Top 10 Most Innovative Companies” in both the design and travel categories for our Ocean MedallionTM experience, which we debuted on Caribbean Princess

•	Deployed our state-of-the-art revenue management system across nearly half of the company to facilitate further yield growth
•

Continued to execute on our strategy to grow demand in excess of measured capacity growth by increasing consumer awareness and consideration of our cruise brands and the global cruise industry through ongoing public relations efforts and advertising, with our brands consistently capturing over 75 percent of all positive media in our industry and the absolute number of positive mentions being five times what they were just five years ago

•	Exceeded our target unit fuel consumption reduction of 25 percent, three years ahead of schedule
•	Opened the third of three state-of-the-art Fleet Operations Centers with advanced ship to shore communication technology
•

Signed a historic joint venture agreement with CSSC, China State Shipbuilding Corporation, forming a local cruise operating company and forging a significant long-term relationship to help build the cruise industry in China

•	Introduced three new ships during fiscal 2018: Carnival Horizon, Seabourn Ovation, and Nieuw Statendam and entered into agreements to sell six ships
(1)

Reconciliation to the corresponding $3.2 billion net income and $4.44 GAAP diluted earnings per share can be found on page F-43 of the Carnival Corporation & plc joint Annual Report on Form 10-K filed with the SEC on January 28, 2019.

2018 Compensation Recommendations and Rationale

As previously disclosed, the Compensation Committees undertook a fundamental restructuring of the compensation program for the Named Executive Officers in 2017. The restructured program, which strengthened the performance-based focus of compensation to our Named Executive Officers and enhanced the alignment between executive rewards and long-term gains for Carnival Corporation & plc and its shareholders, was continued for fiscal 2018. This compensation structure consists of base

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salary, performance-based annual bonus and three performance-based equity components tied to achievement of business objectives and total shareholder return. Therefore, every component of the compensation program, with the exception of base salary, is performance-based and at risk. This compensation philosophy continues to extend beyond our Named Executive Officers to include other key executives, reflecting the Compensation Committees’ commitment to aligning compensation with the success of Carnival Corporation & plc.

Comparison of Fiscal 2018 and Fiscal 2017 Total Direct Compensation

Mr. Donald – CEO

Other Named Executive Officers

(1)	Mr. Thamm’s compensation has been converted into dollars from euro and sterling as described below.

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Please refer to the following discussion and the “Compensation Tables” section for additional information on total direct compensation.

Base Salaries

Base salaries are intended to provide a level of fixed compensation that is reflective of each Named Executive Officer’s level of responsibility. Base salaries of our Named Executive Officers for fiscal 2018 are reported in the “Summary Compensation Table.” The Compensation Committees annually review each Named Executive Officer’s performance and may increase the base salary of a Named Executive Officer at their discretion if merited by performance or other market factors necessary to attract and retain our executives.

Salaries for fiscal 2018 were established for our Named Executive Officers in January 2018 after performance results for the prior fiscal year were available. There was no increase in the base salaries of our Named Executive Officers for fiscal 2018.

Annual Bonuses

In fiscal 2018, each Named Executive Officer’s target bonus comprised a significant portion of their respective total cash compensation opportunity, supporting Carnival Corporation & plc’s objective to emphasize pay for performance. Annual bonus payments are intended to reward short-term individual, corporate, and a group of brands’ performance results and achievements. The emphasis on the annual bonus as compared to base salary allows Carnival Corporation & plc to more closely link financial results to individual and overall company performance. Fiscal 2018 bonuses for our Named Executive Officers are reported in the “Summary Compensation Table” under the column labeled “Non-Equity Incentive Plan Compensation.”

For fiscal 2018, the annual bonuses for our Named Executive Officers were determined in accordance with the Carnival Corporation & plc Management Incentive Plan (the “Management Incentive Plan”) described below.

The Management Incentive Plan is designed to focus the attention of our executives, including our Named Executive Officers, on achieving outstanding performance results as reflected by income from the operations of Carnival Corporation & plc as well as other relevant measures. For the Named Executive Officers who are Chief Executive Officers of a group of brands, the Management Incentive Plan is designed to also focus their attention on achieving outstanding performance results as reflected in the operating income of the group of brands they oversee.

Under the Management Incentive Plan, the Corporation Operating Income Target, Brand Operating Income Target and target bonus for each executive are established by the Compensation Committees for each plan year. The respective operating income targets are the adjusted U.S. Generally Accepted Accounting Principles net income of Carnival Corporation & plc, or the respective brand (or group of brands), excluding interest income and expense, other nonoperating income and expense, and income taxes, as reported by Carnival Corporation & plc, or the respective brand (or group of brands), as applicable, for the plan year.

The “Corporation Operating Income Target” and “Brand Operating Income Target” for each year is established by the Compensation Committees taking into account historical performance, company/industry growth, Carnival Corporation & plc’s annual plan, consultation with management, investor guidance (as to the Corporation Operating Income Target), the brand’s annual plan (as to the Brand Operating Income Target) and such other factors as the Compensation Committees deem appropriate. In order to measure management’s controllable operating contribution to the company, the Corporation and Brand Operating Income Targets and the actual Corporation and Brand Operating Income

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achieved for fiscal 2018 were measured using a constant fuel price per ton and constant currency exchange rates.

In January 2018, the Compensation Committees set the Corporation Operating Income Target for fiscal 2018 at $3.335 billion, which was 7.2% more than the actual Corporation Operating Income achieved in fiscal 2017 when normalized for fuel price and currency exchange rate impact, consistent with historical methodology. The Compensation Committees believed that this target represented a challenging performance goal.

Under the Management Incentive Plan, the preliminary bonus amounts payable were dependent upon the amount of Corporation Operating Income achieved as compared to the Corporation Operating Income Target as follows:

Plan Provisions

Corporation Operating Income (in billions)	Performance Level (% of Target Achievement)	Payout Percentage(1)

<$3.070	Below Threshold (<92.1%)	0%

$3.070	Threshold (92.1%)	50.0%

$3.301	At 99.0%	90.0%

$3.335	Target (100.0%)	100.0%

$3.565	Maximum (106.9%)	200.0%

(1)	The payout curve includes four linear slopes. Payouts between these points are calculated using interpolation.

Bonus funding under the Management Incentive Plan for the Named Executive Officers who are Chief Executive Officers of a group of brands was calculated by reference to a bonus schedule that calibrates the respective weighted Brand Operating Income Target of 50% (proportionally weighted by the size of each brand, when more than one brand is under the scope of the Named Executive Officer) and Corporation Operating Income Target of 50% for the fiscal 2018 plan year with the target bonus.

The Compensation Committees considered the attainment of each brand’s Brand Operating Income Target for fiscal 2018 to be achievable but challenging given each brand’s fiscal 2017 performance.

The fiscal 2018 Brand Operating Income Target for the Holland America Group and Carnival UK (both applicable to Mr. Kruse) were 9.8% and 11.3%, respectively, and the Costa Group (applicable to Mr. Thamm) was 11.1% more than the actual Brand Operating Income achieved in fiscal 2017 when normalized for fuel price and currency exchange rate impact. The Compensation Committees believed that these targets represented challenging performance goals and were both higher than the normalized actual results for fiscal 2017.

In January 2018, Mr. Donald provided the Compensation Committees with his recommendations regarding the fiscal 2018 target bonus amounts under the Management Incentive Plan for our Named Executive Officers (other than himself), in which there was no increase from their fiscal 2017 target bonuses. The Compensation Committees accepted Mr. Donald’s recommendations. The fiscal 2018 target bonuses were, as follows:

Named Executive Officer	Fiscal 2018 Target Bonus

Arnold W. Donald	$3,000,000

David Bernstein	$1,000,000

Stein Kruse	$1,200,000

Arnaldo Perez	$ 450,000

Michael Thamm	€1,116,000

These amounts were established by the Compensation Committees after taking into consideration the competitive market analysis (described above), historical bonus payout levels, the challenging

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Corporation Operating Income Target established by the Compensation Committees for fiscal 2018 and the Compensation Committees’ continued philosophy to place emphasis on performance-based pay elements.

Following the end of fiscal 2018, the Compensation Committees reviewed actual Corporation Operating Income and Brand Operating Income results achieved during fiscal 2018, inclusive of adjustments deemed relevant to the performance of Carnival Corporation & plc and the individual brands, under the terms of the Management Incentive Plan.

After taking these adjustments into consideration, the Compensation Committees certified an adjusted Corporation Operating Income amount for fiscal 2018 that was 103.8% of the fiscal 2018 Corporation Operating Income Target and resulted in a preliminary bonus funding.

One factor further modifying the bonus funding percentage was our HESS performance, as determined by the HESS Committees. To make this annual determination, the HESS Committees met regularly with members of the Carnival Corporation & plc Maritime Policy & Analysis Department and senior management to review an extensive analysis of each brand’s and Carnival Corporation & plc’s enterprise-wide performance in HESS-related areas tracked throughout the course of the fiscal year. When applied, the result was a preliminary funding Based on the Corporation’s 2018 results and the HESS modifier recommended by the HESS Committees, the Compensation Committees approved to the bonus funding equal to equal to 156.3% of Messrs. Donald, Bernstein and Perez’s target bonus.

The adjusted Corporation Operating Income, performance levels and resulting actual performance level payouts for fiscal 2018 as approved by the Compensation Committees were as follows:

Actual Results and Payout
Adjusted Fiscal 2018 Corporation Operating Income (in billions)	Actual Percent of Target Achieved	Actual Fiscal 2018 Payout Percentage

$3.463	103.8%	156.3%

The Compensation Committees also certified an adjusted Brand Operating Income amount for the Holland America Group, Carnival UK and Costa Group for fiscal 2018 that were 103.5%, 108.3% and 100.5% of their respective 2018 Brand Operating Income Targets. Based on these 2018 brand results, their respective HESS modifiers recommended by the HESS Committees, and the adjusted Corporate Operating Income results described above, the result was bonus funding for Messrs. Kruse and Thamm, equal to 150.7% and 132.6% of their respective target bonuses.

Mr. Donald made recommendations to the Compensation Committees for all Named Executive Officer annual bonuses except for his own. The recommendations included a subjective review of the applicable fiscal year overall performance of each Named Executive Officer. Mr. Donald also submitted his self-assessments to the Compensation Committees summarizing his own activities and results as compared to his goals, as well as Carnival Corporation & plc’s overall performance.

Final bonus amounts were then determined by the Compensation Committees, taking into account Mr. Donald’s recommendations and input from FW Cook. In making their determinations, including whether to vary bonuses from the amount determined under the bonus schedule included in the Management Incentive Plan, the Compensation Committees considered the factors summarized in the “Executive Summary” section above, in addition to the competitive market compensation for each Named Executive Officer and their subjective overall assessment of individual performance in fiscal 2018. After taking into account the factors referred to above, together with an assessment of the individual performance of each of the Named Executive Officers, the Compensation Committees determined not to vary the final bonus amounts determined by the bonus schedule in the Management

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

Incentive Plan. As a result, the bonuses for fiscal 2018 were more than actual bonus amounts for fiscal 2017, except for the bonus for Mr. Kruse.

Equity-Based Compensation

A.    General

The Compensation Committees grant equity-based compensation to our Named Executive Officers to provide long-term incentives and align management and shareholder interests. The Compensation Committees believe that a substantial portion of compensation should be equity-based. The equity-based compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance and align the interests of the executive with our shareholders. To further augment these views the equity program for fiscal 2018 was 100% performance-based for our Named Executive Officers and other key executives within Carnival Corporation & plc. For fiscal 2018, this includes three different types of performance-based equity grants:

•	Management Incentive Plan-Tied Equity (“MTE”) grants;
•	Performance-Based Share (“PBS”) grants; and
•	Shareholder Equity Alignment (“SEA”) grants.

These equity grants provide for performance-based vesting or granting criteria and align our senior management team’s long-term compensation opportunities with Carnival Corporation & plc’s long-term performance. In addition, the value of these equity grants serve to link pay and performance in two ways: they have pre- or post-grant performance criteria to determine the number of shares earned and the value of the shares earned appreciate or depreciate based on the trading price of our shares.

Our equity-based compensation grants are made pursuant to the Carnival Corporation 2011 Stock Plan or the Carnival plc 2014 Employee Share Plan, which have been approved by Carnival Corporation & plc’s shareholders. Messrs. Donald, Bernstein, Kruse and Perez received equity grants under the Carnival Corporation 2011 Stock Plan. Mr. Thamm received equity grants under the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan.

The specific equity grants made to our Named Executive Officers reflect the desire of the Compensation Committees to link this compensation to performance. The number and form of equity grants made annually to our Named Executive Officers are determined both in the discretion of the Compensation Committees and pursuant to certain agreements with certain Named Executive Officers. Existing ownership levels are not a factor in grant determinations, as the Compensation Committees do not want to discourage executives from holding significant amounts of Carnival Corporation and Carnival plc shares.

The value of equity grants made to our Named Executive Officers other than Mr. Donald was determined by the Compensation Committees after reviewing the recommendation of Mr. Donald and the Chairman of the Boards of Directors and the other elements of the Named Executive Officer’s current year compensation, taking into account the position and role of the Named Executive Officer, the individual performance in the preceding fiscal year and historically, and the perceived future value to Carnival Corporation & plc. When reviewing the competitive market assessment provided by FW Cook for total direct compensation, the Compensation Committees also evaluated the long-term and short-term incentive compensation components to confirm that the value of a Named Executive Officer’s aggregate equity-based compensation and total direct compensation remains generally competitive. Similar to the approach taken for the other Named Executive Officers, the value of equity grants made to Mr. Donald was determined by the Compensation Committees after consultation with FW Cook, taking into account his position and role, his individual performance, perceived future value and competitive market position.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

B.    Disclosure and the Timing of Equity-Based Compensation

The Compensation Committees met in January 2018 to determine the target values of the MTE grants, in February 2018 to determine the PBS grants and in April 2018 to determine the SEA grants, all of which are part of the equity-based compensation for key executives in fiscal 2018.

The fiscal 2018 MTE grant was made in January 2019 once the Management Incentive Plan performance result was assessed and verified. Because the MTE grants are based on 2018 performance, the Compensation Committees believe that the discussion of these equity-based grants made after fiscal year end is important to understanding the overall Named Executive Officer compensation for the preceding year.

Accordingly, we describe below the MTE grants made in early 2019 and the MTE grants made in early 2018 (which were discussed previously in last year’s Proxy Statement but first appear in the “Summary Compensation Table” and “Grants of Plan-Based Awards in Fiscal 2018” table in this year’s Proxy Statement).

C.    Fiscal 2018 Annual Grants

2018 MTE Grants. In January 2018, the Compensation Committees approved an MTE target grant value for each of our Named Executive Officers and certain other executives. Each target grant value was determined after consideration of recommendations received from Mr. Donald and the Chairman of the Boards of Directors, as well as reviewing the scope of the Named Executive Officer’s responsibilities, performance and long-term retention considerations. There was no increase in the MTE target for the Named Executive Officers for fiscal 2018.

Following the end of fiscal 2018, the actual 2018 Management Incentive Plan payout percentage is applied to the MTE target grant value to determine the actual MTE grant values, which may be from zero to 200% of target. In January 2019, the actual MTE grant value earned was converted into a number of RSUs that cliff vest two years from the date of grant. The MTE grants do not receive dividends or have voting rights. Each MTE RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares. The dividend equivalents will be distributed upon the settlement of the MTE RSUs only upon vesting. Please see the “Equity Grants Made During Fiscal 2019 as Compensation for Fiscal 2018” table for additional MTE grant details.

The MTE grants made to our Named Executive Officers in January 2019 were as follows:

Named Executive Officer	MTE Target Value(1)		2018 Payout Percentage		MTE Grant Value		Closing Price On Grant Date(1)		RSUs Received(2) (#)
Arnold W. Donald	$1,500,000	x	156.3%	=	$2,344,500	÷	$52.20	=	44,913
David Bernstein	$ 400,000	x	156.3%	=	$625,200	÷	$52.20	=	11,977
Stein Kruse	$ 500,000	x	150.7%	=	$753,500	÷	$52.20	=	14,434
Arnaldo Perez	$ 250,000	x	156.3%	=	$390,750	÷	$52.20	=	7,845
Michael Thamm	€ 465,000	x	132.6%	=	€616,509	÷	€ 45.34	=	13,600
(1)

The closing price on the grant date is calculated by reference to the price of Carnival Corporation common stock or Carnival plc ordinary shares on the New York Stock Exchange or London Stock Exchange, respectively, on the date of grant. The MTE grant made to Mr. Thamm is based on Carnival plc ordinary shares denominated in sterling. Because Mr. Thamm is compensated in euros, the Carnival plc ordinary share closing price on the grant date of £40.35 has been converted into euros based on an exchange rate of €1.12:£1.

(2)	RSUs received have been rounded down to the nearest whole share.

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COMPENSATION

Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

Although considered to be compensation for performance in fiscal 2018, the MTE grants were made in early fiscal 2019 and, in accordance with SEC disclosure rules, are not shown in the “Grants of Plan-Based Awards in Fiscal 2018” table or included in the “Outstanding Equity Awards at 2018 Fiscal Year-End” table, and the grant date fair value of those shares are not reflected in the “Summary Compensation Table.” These grants will be reflected in the executive compensation tables in next year’s Proxy Statement. The MTE grants made during January 2018 were previously discussed in detail in our 2018 Proxy Statement. However, as discussed above, due to SEC disclosure rules, the grant date fair value of these grants are included in this Proxy Statement’s “Summary Compensation Table” and “Grants of Plan-Based Awards in Fiscal 2018” table.

2018 PBS Grants. The PBS grants made to our Named Executive Officers and other key executives in February 2018 vest zero to 200% of target based upon the extent to which Corporation Operating Income, as adjusted for certain fuel price change and currency exchange rate impacts, for each of the three fiscal years in the 2018-2020 performance cycle and the average of each annual ROIC result for the three-year performance cycle exceeds the specified performance goals. Under the terms of the grant, the Corporation Operating Income result is weighted 60% and ROIC result is weighted 40%. The maximum payout is 200% of target. The Corporation Operating Income target and ROIC target will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

The Compensation Committees believe that growth in the Corporation Operating Income is a critical measure of Carnival Corporation & plc’s ability to maintain and grow earnings over time. The grants further align an increasing proportion of the total compensation of key members of our management team (116 senior managers worldwide, including our Named Executive Officers) with the long-term growth of Carnival Corporation & plc.

The Compensation Committees approved the PBS grants to our Named Executive Officers after an evaluation of current market practice, the aggregate market positioning of total direct compensation, and the Compensation Committees’ focus on the alignment between our Named Executive Officer’s pay outcomes and Carnival Corporation & plc’s long-term performance.

2018 SEA Grants. In April 2018, the Compensation Committees made SEA grants to the Named Executive Officers and certain other key executives. All Named Executive Officers received SEA grants in the form of RSUs of Carnival Corporation common stock.

The SEA grant is based upon Carnival Corporation’s absolute TSR performance as modified by our TSR rank relative to the Peer Group over the period of December 1, 2017 through November 30, 2020. The maximum possible payout is six times the target number of SEA RSUs, subject to a value cap of seven times the grant date value. While dividends are taken into account in assessing the TSR calculations, these RSUs do not accrue any dividends over the performance period. Absolute TSR growth is calculated using the 90-day average stock price as of December 1, 2017 of $66.04. The earned shares will vest after the Compensation Committees certify the results and are contingent upon continued employment.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

The SEA grant requires an absolute TSR condition that is linked to Carnival Corporation’s share price growth as follows:

Goal Levels	Absolute TSR Compound Annual Growth per Year (%)	Vesting	Payout (%)
Below Threshold	Less than 7	0.0%	0
Threshold	7	At 7%, each 0.3% increase in the compound annual growth rate increases the absolute TSR vesting by 5.6% of the initial number of SEA restricted stock units granted until the maximum growth is reached	50
Target	9.7		100
Maximum	20.4	At maximum, three times the initial number of SEA restricted stock units granted is earned subject to a cap that the number of shares be reduced to such shares as have a value equal to seven times the grant date value if, at the end of the performance period, they would then be worth more than seven times the grant date value	300

The absolute TSR payout percentage is then multiplied by a modifier tied to Carnival Corporation’s TSR ranking relative to the 2018 Peer Group which may increase or decrease the absolute TSR result, as follows:

Quintile	First	Second	Third	Fourth	Fifth
Relative TSR Ranking (%)	0-14	15-29	30-69	70-84	85-100
Relative TSR Modification (%)	33	75	100	125	200

The Compensation Committees believe that these SEA grants provide the Name Executive Officers with meaningful upside tied explicitly to shareholder outcomes and create alignment among the Named Executive Officers and senior management team.

The SEA grants made to our Named Executive Officers in April 2018 are included in the “Grants of Plan-Based Awards in Fiscal 2018” table.

D.    Disclosure of Prior Years’ Equity Grant Results

2016 PBS Grants. The 2016 PBS grants made to the Named Executive Officers in April 2016 reached the end of the performance period at the end of fiscal 2018 and vested on February 15, 2019. Under the terms of the 2016 PBS grant, shares vested based upon the extent to which Corporation Operating Income (70% weighting), as adjusted for 100% of year-over-year fuel price changes and currency exchange rate impact for each of fiscal 2016, 2017 and 2018 and ROIC growth (30% weighting) over the three-year performance period reached or exceeded the following:

Goal Level	Annual Corporation Operating Income Growth Goal (%)	2016 Corporation Operating Income Goals ($ in billions)	2017 Corporation Operating Income Goals ($ in billions)	2018 Corporation Operating Income Goals ($ in billions)	2018 ROIC Growth Goal (%)	Payout for Operating Income & ROIC Goals (%)
Threshold	4	2.980	3.237	3.328	30	50
Target	8	3.134	3.361	3.456	35	100
Maximum	16	3.447	3.610	3.712	50	200

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COMPENSATION

Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

The Corporation Operating Income and ROIC results for the 2016 PBS grant were as follows:

Operating Income and ROIC Results	2016 Corporation Operating Income ($ in billions)	2017 Corporation Operating Income ($ in billions)	2018 Corporation Operating Income ($ in billions)	2018 ROIC	2018 ROIC Growth
Annual Adjusted Operating Income	$3.304	$3.526	$3.613
Annual Adjusted Operating Income Growth	105.44%	113.28%	112.91%
Annual Operating Income Growth Payout	154.40%	166.00	161.38%
ROIC Growth				10.1%	35.4%

The fiscal 2016, 2017 and 2018 annual adjusted Corporation Operating Income growth payout percentages were averaged, and the growth of fiscal 2018 ROIC over fiscal 2015 ROIC was calculated to determine the respective payout percentages that were then weighted. The weighted payout percentage was then subject to modification for relative TSR (+10% if in the first quartile against the 2016 peer group, 0% if in the second or third quartile, and -10% if in the fourth quartile) to obtain a final payout percentages, as follows:

Payout % and TSR Modifier	Unweighted Payout (%)	Weighting (%)	Weighted Payout (%)
Average Annual Adjusted Operating Income Payout	160.59	70	112.41
ROIC Payout	102.67	30	30.80
Weighted Operating Income and ROIC Payout			143.21
TSR Modifier (second quartile)			100.00
Final Payout after TSR Modifier			143.21

Based on these performance measures, the Named Executive Officers received the following:

Named Executive Officer	2016 PBS Earned Shares(1) (#)
Arnold W. Donald	67,891
David Bernstein	22,860
Stein Kruse	29,789
Arnaldo Perez	13,299
Michael Thamm	20,368

(1)	Additional shares will be provided to take into account dividend reinvestment during the period.

Perquisites and Other Compensation

Our Named Executive Officers are provided various perquisites believed by the Compensation Committees to be representative of common practices for executives in their respective countries. Some of Messrs. Donald’s and Thamm’s perquisites and other benefits are provided pursuant to terms of their employment agreements. The Compensation Committees, with the assistance of FW Cook, review perquisites provided to our Named Executive Officers on a periodic basis and take into account each Named Executive Officer’s particular circumstances and overall level of compensation, and believe that perquisites provided by Carnival Corporation & plc continue to be an appropriate element of the overall compensation package used to attract and retain such officers.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

The Compensation Committees have approved a policy to establish procedures and controls as to the authorized use of aircraft owned or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes. Guests may accompany these executives when traveling. The Compensation Committees have also agreed to allow Mr. Donald to use the Aircraft for personal use so long as the incremental cost to Carnival Corporation & plc does not exceed $200,000 per year. Once that threshold is reached, Mr. Donald will reimburse us for those costs. The Compensation Committees determined that the Aircraft usage policy and levels of usage and costs were consistent with those offered by large multinational companies like Carnival Corporation & plc.

The perquisites received by each Named Executive Officer in fiscal 2018, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

Post-Employment Compensation Obligations

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our Named Executive Officers upon a change of control of Carnival Corporation & plc, with the exception of the employment agreement with Mr. Donald. Carnival Corporation & plc does not have employment agreements with any of our Named Executive Officers that provide cash severance benefits in connection with the termination of the executive’s employment, with the exception of employment agreements with Messrs. Donald and Thamm.

Mr. Donald’s employment agreement is subject to renewal annually on October 14th of each year. If Mr. Donald wishes to leave prior to the end of the current term, he would generally need to provide at least 60 days’ written notice. The payments to Mr. Donald in the event of termination are set forth in the “Post-Employment Cash Compensation Obligations to Mr. Donald” section.

Mr. Thamm’s employment agreement provides that he is generally entitled to an amount equal to 50% of his total remuneration most recently received by him as compensation for his agreement not to engage in competition with us. The Compensation Committees believe that the severance benefits provided to Mr. Thamm under his employment agreement are reasonable and in accordance with market practice in European Union.

Upon termination of employment for certain circumstances or upon a change of control, our Named Executive Officers may be entitled to retain or receive accelerated vesting of equity grants. Under the terms of the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan, however, the default provision upon a change in control would provide only for a “double trigger” acceleration of equity grants (such that no acceleration would occur unless the participant’s employment were subsequently terminated by Carnival Corporation & plc (or its successor) without cause). These benefits are provided under the terms of the plans pursuant to which the equity grants were made, the grant agreement and under individual agreements with certain Named Executive Officers. However, none of our Named Executive Officers are entitled to receive any tax gross-up payments in respect of their severance benefits or accelerated equity grants. The benefits that our Named Executive Officers may be eligible to receive in connection with the termination of their employment or upon a change of control are described in detail in the “Potential Payments Upon Termination or Change of Control” section.

The Compensation Committees believe that these arrangements are reasonable and encourage an executive to comply with post-termination non-compete and other restrictive covenants and to cooperate with us both before and after their employment is terminated.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

Pensions and Deferred Compensation Plans

As part of the overall compensation program, Carnival Corporation & plc operates various group pension programs for certain of their executives. Under the Carnival Corporation pension programs, base salaries and annual bonuses were used to determine pension benefits.

Until December 31, 1997, Mr. Perez participated in the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”), which is a nonqualified defined benefit plan. His benefit accruals under the Retirement Plan then ceased and he began earning benefits under the Carnival Corporation Fun Ship Nonqualified Savings Plan (the “Savings Plan”), which is a nonqualified defined contribution plan whereby certain executives were able to defer salary and/or bonus amounts into the Savings Plan. Until January 1, 2009, Messrs. Bernstein and Perez participated in the Savings Plan.

Additional information regarding the Retirement Plan is included in the “Pension Benefits” table and the narrative which follows. Additional information regarding the Savings Plan is in the “Nonqualified Deferred Compensation in Fiscal 2018” table and the narrative which follows.

In accordance with Section 457A of the U.S. Internal Revenue Code, Carnival Corporation paid out all benefits accrued under the Retirement Plan and the Savings Plan in December 2017.

In lieu of participation in the Savings Plan, the Compensation Committees approved payment of an additional annual bonus directly to these employees in an amount equal to what would have been deposited on behalf of those employees into those plans, less, as described below, any amount Carnival Corporation contributes to the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan (the “401(k) Plan”). These payments are taxable as ordinary income.

Beginning with the 2010 calendar year, the 401(k) Plan was amended and currently allows Messrs. Donald, Bernstein and Perez (as well as all other highly compensated employees) to defer a limited amount of compensation into the 401(k) Plan subject to nondiscrimination testing. Similarly, Carnival Corporation shall make a matching contribution to the 401(k) Plan under the plan’s formula, subject to nondiscrimination testing.

Stock Ownership Requirements

Our Boards of Directors and Compensation Committees believe it is important for executive officers and Directors to build and maintain a long-term ownership position in Carnival Corporation or Carnival plc shares in order to align their financial interests with those of our shareholders and to encourage the creation of long-term value. Our compensation structure provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. Accordingly, our Section 16 Officers, including our Named Executive Officers, are subject to a stock ownership policy. The policy specifies target ownership levels of Carnival Corporation or Carnival plc shares for each executive expressed in terms of the value of the equity holdings (excluding PBS and SEA grants which have not vested) as a multiple of each Section 16 Officer’s base salary. The target ownership levels are as follows:

Officers	Ownership Target Multiple of Base Salary

Chair and/or Chief Executive Officer	6X salary

Vice Chair and/or Chief Operating Officer	4X salary

Other Section 16 Officers	3X salary

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Report of the Compensation Committees

Individuals who are newly designated as Section 16 Officers are expected to be in compliance with the stock ownership policy within five years of the date of becoming a Section 16 Officer. All of our Named Executive Officers are in compliance with the stock ownership policy. Our Section 16 Officers are restricted from trading call and put options and entering into any hedging transactions with respect to our shares. Carnival Corporation & plc does not make any commitment to any persons covered by the stock ownership policy that they will receive any particular level of equity-based grants.

The stock ownership policy provides that Section 16 Officers be required to retain at least 50% of the shares received upon release after deducting withholding taxes, until their target ownership is achieved.

Impact of Regulatory Requirements on Compensation

In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual) and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on the appropriate design and operation of executive remuneration programs is an increasingly complex exercise. Technical issues are evaluated in light of Carnival Corporation & plc’s philosophy and objectives for executive compensation and their corporate governance principles, as described earlier in this Compensation Discussion and Analysis.

REPORT OF THE COMPENSATION COMMITTEES

The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with the management of Carnival Corporation & plc. Based on their review and discussions with management, the Compensation Committees recommended to our Boards of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Carnival Corporation & plc 2018 joint Annual Report on Form 10-K and included in the Carnival Corporation & plc 2019 Proxy Statement. This Report is provided by the following independent Directors, who comprise the Compensation Committees:

The Compensation Committee of Carnival Corporation	The Compensation Committee of Carnival plc
Randall J. Weisenburger, Chair	Randall J. Weisenburger, Chair
Richard J. Glasier	Richard J. Glasier
Laura Weil	Laura Weil

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committees are comprised entirely of three independent Directors listed above. No member of the Compensation Committees is a current, or during fiscal 2018 was a former, officer or employee of Carnival Corporation, Carnival plc or any of their subsidiaries. During fiscal 2018, no member of the Compensation Committees had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In fiscal 2018, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of Carnival Corporation or Carnival plc.

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COMPENSATION

Compensation Tables

COMPENSATION TABLES

Although Carnival Corporation and Carnival plc are two separate entities, our business is run by a single senior management team. The following tables, narrative and footnotes discuss the compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers for the year ended November 30, 2018, who are referred to as the Named Executive Officers. Mr. Thamm’s cash compensation was payable in euro. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2018 of $1.19:€1.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation(2) ($)	Total ($)
Arnold W. Donald	2018	1,500,000	7,028,094	4,689,000		289,790	13,505,884
President & CEO	2017	1,500,000	6,821,713	4,377,000		347,362	13,046,075
	2016	1,000,000	4,598,986	4,041,250		241,584	9,881,820

David Bernstein	2018	750,000	1,959,205	1,563,000		283,589	4,555,794
CFO & CAO	2017	750,000	2,094,331	1,459,000		221,746	4,525,077
	2016	700,000	1,641,451	1,448,750		256,949	4,047,150

Stein Kruse	2018	925,000	2,704,688	1,808,400		78,305	5,516,393
Group CEO of Holland	2017	925,000	2,713,268	2,097,600		95,117	5,830,985
America Group & Carnival UK	2016	825,000	2,096,489	1,654,400		83,270	4,659,159

Arnaldo Perez	2018	450,000	996,096	703,350		256,462	2,405,908
General Counsel & Secretary	2017	450,000	1,024,532	656,550		238,623	2,369,705

Michael Thamm	2018	1,023,698	2,415,232	1,760,981	(3)	83,666	5,283,577
CEO of Costa	2017	963,480	2,306,767	912,442		117,534	4,300,223
Group & Carnival Asia	2016	777,000	1,479,178	1,053,945		214,217	3,524,340

(1)

No stock option grants were made in fiscal 2016 through 2018. The amounts included in the “Summary Compensation Table” reflect the grant date fair value, assuming no risk of forfeiture of the grants of Carnival Corporation restricted shares and Carnival plc RSUs made to our Named Executive Officers in fiscal 2018, calculated in accordance with ASC 718. The valuation of share-based grants is discussed in Notes 2 and 12 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2018. The amounts reflect the grant date fair value (100% of target) of the annual SEA grants made in January 2018 and PBS grants made in April 2018, calculated in accordance with ASC 718. The grant date fair value of the annual SEA grants and PBS grants assuming combined maximum performance (being 600% and 200% of target, respectively) is $17,037,990 for Mr. Donald, $4,853,732 for Mr. Bernstein, $6,184,421 for Mr. Kruse, $1,788,350 for Mr. Perez and $6,525,700 for Mr. Thamm. For the proceeds actually received by the Named Executive Officers upon the vesting of restricted shares or RSUs, see the “Stock Vested for Fiscal 2018” table. For the grant date fair value of equity grants made to our Named Executive Officers as compensation for fiscal 2018, which grants were made in January 2019, see the “Equity Grants Made During Fiscal 2019 as Compensation for Fiscal 2018” table.

(2)	See the “All Other Compensation” table for additional information.
(3)	A portion of Mr. Thamm’s non-equity incentive compensation was paid in Carnival plc shares.

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Compensation Tables

The amounts set forth in the column entitled Stock Awards in the “Summary Compensation Table” do not represent the equity-based compensation granted as compensation for fiscal 2018. As required by SEC rules and as described in Note 1 to the “Summary Compensation Table,” the amounts reported in this column only reflect the PBS, SEA and MTE grants made during fiscal 2018. The amounts reported in this column do not include value associated with MTE grants made in January 2019 that are described in the Compensation Discussion and Analysis. The MTE grants made to our Named Executive Officers in January 2019 as compensation for fiscal 2018 are as follows:

Equity Grants Made During Fiscal 2019 as Compensation for Fiscal 2018

Name	Grant Date Fair Value of Stock Awards(1) ($)

Arnold W. Donald	2,344,459

David Bernstein	625,199

Stein Kruse	753,455

Arnaldo Perez	390,717

Michael Thamm	707,900

(1)

The amounts are the full value of the MTE grants on January 14, 2019, the date the grants were made effective. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the January 14, 2019 exchange rate of $1.29:£1. The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting period or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon any future performance. The full grant date fair value may not correspond to the actual value that will be realized.

All Other Compensation

Each component of the All Other Compensation column in the “Summary Compensation Table” for fiscal 2018 is as follows:

Item	Arnold W. Donald ($)	David Bernstein ($)	Stein Kruse ($)	Arnaldo Perez ($)	Michael Thamm ($)

Compensation in lieu of Savings Plan profit sharing contribution	59,058	199,070	—	166,242	—

Employer contributions to defined contribution plan	8,250	8,250	21,240	8,250	—

Private medical/health insurance costs and premiums(1)	50,197	46,757	23,682	59,842	11,855

Accidental death and dismemberment insurance premiums	104	104		104	17,372

Automobile lease or allowance	24,000	11,400	13,000	11,400	18,857

Personal use of Aircrafts(2)	126,929	—	—	—	—

Other personal air travel	—	6,028	12,815	1,677	—

Tax planning and return preparation fees	18,002	6,500	—	5,195	—

Living accommodations and maintenance	—	—	—	—

Driver and security	—	—	—	—	31,199

Other(3)	3,250	5,480	7,568	3,752	4,383

TOTAL	289,790	283,589	78,305	256,462	83,666

(1)

Certain of our Named Executive Officers are eligible to participate in an executive health insurance program, which includes a fully insured plan and a secondary insured plan. Amounts reported represent the cost of the premiums paid on a Named Executive Officer’s behalf under these plans plus the additional costs of medical services rendered during the fiscal year. Named Executive Officers participating in this plan generally have until March 31, 2019 to submit their 2018 claims for reimbursement, and as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $20,000.

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(2)

Represents the aggregate incremental cost to Carnival Corporation & plc for travel on the Aircraft not related to company business. The aggregate incremental cost for the use of the Aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the Aircraft used by the hours used. The hourly variable cost rate primarily includes fuel, airport handling and other fees, Aircraft repairs and maintenance, crew expenses and catering. The hourly variable cost rate is recomputed annually to reflect changes in costs. Fixed costs which do not change based on usage, such as pilots’ salaries, Aircraft depreciation and overhead costs, are excluded.

(3)

Includes the total amount of other benefits provided, none of which individually exceeded $10,000 for the designated Named Executive Officer. These other benefits include: automobile repair and expenses, life insurance premiums and gross-ups for a portion of income taxes for spousal travel.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2018 for Non-Executive Directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

Grants of Plan-Based Awards in Fiscal 2018

Equity grants and non-equity awards made to the Named Executive Officers during fiscal 2018 are as follows:

	Grant		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1) ($)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2) (#)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Name	Type	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	($)
Arnold W. Donald			1,500,000	3,000,000	6,000,000
	MTE	1/16/2018							31,939	2,188,460
	PBS	2/12/2018				21,812	43,623	87,246		2,999,954
	SEA	4/10/2018				17,500	35,000	210,000		1,839,681
David Bernstein			500,000	1,000,000	2,000,000
	MTE	1/16/2018							8,517	583,585
	PBS	2/12/2018				6,180	12,360	24,720		849,997
	SEA	4/10/2018				5,000	10,000	60,000		525,623
Stein Kruse			600,000	1,200,000	2,400,000
	MTE	1/16/2018							12,755	873,973
	PBS	2/12/2018				8,725	17,449	34,898		1,199,968
	SEA	4/10/2018				6,000	12,000	72,000		630,748
Arnaldo Perez			225,000	450,000	900,000
	MTE	1/16/2018							5,323	364,732
	PBS	2/12/2018				3,635	7,270	14,540		499,958
	SEA	4/10/2018				1,250	2,500	15,000		131,406
Michael Thamm			664,020	1,328,040	2,656,080
	MTE	1/16/2018							6,042	413,877	(5)
	PBS	2/12/2018				10,237	20,474	40,948		1,370,607	(6)
	SEA	4/10/2018				6,000	12,000	72,000		630,748	(7)
(1)

Represents the potential value of the payout of the annual bonuses under the Management Incentive Plan for fiscal 2018 performance. The Non-Equity Incentive Plan awards were made under the Management Incentive Plan. The actual amount of a Named Executive Officer’s annual bonus paid in fiscal 2019 for fiscal 2018 performance is shown in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the potential payout under each plan, see the description in the “2018 Annual Bonuses” section of the Compensation Discussion and Analysis.

(2)

Represents the potential number of shares under the annual PBS and SEA grants. For a more detailed description of the potential payout under annual PBS and SEA grants, see the description in the “Fiscal 2018 Annual Grants” section of the Compensation Discussion and Analysis.

(3)

Represents the number of shares under the annual MTE grants made in fiscal 2018 under the Carnival Corporation 2011 Stock Plan, with the exception of Mr. Thamm. Mr. Thamm received an MTE grant under the Carnival plc 2014 Employee Share Plan.

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(4)

Represents the full grant date fair values of the equity grants made in fiscal 2018, which were determined based on the assumptions set forth in Notes 2 and 12 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2018 (disregarding estimated forfeitures). The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting schedule or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon future performance. The full grant date fair value may not correspond to the actual value that will be realized.

(5)	The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the January 16, 2018 exchange rate of $1.37:£1.
(6)	The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the February 12, 2018 exchange rate of $1.38:£1.
(7)	The SEA grant was made in the form of Carnival Corporation RSUs for all Named Executive Officers, including Mr. Thamm. The SEA grant is denominated in U.S. dollars.

Narrative Disclosure to the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2018” Table

Employment Agreements

Two of our Named Executive Officers have employment agreements as follows:

•

Mr. Donald entered into an employment agreement in October 2013, which was amended in October 2016, setting forth the contractual and economic terms of his post as the President and Chief Executive Officer of Carnival Corporation & plc. The employment agreement is subject to automatic renewal annually. Mr. Donald’s compensation is determined at the discretion of the Boards of Directors.

•

Mr. Thamm entered into a new agreement in April 2017 setting forth the contractual and economic terms of his post as the Chief Executive Officer of Costa Group and Carnival Asia. Mr. Thamm’s compensation is determined at the discretion of the Compensation Committees.

For more detailed information regarding the employment agreements, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2018 joint Annual Report on Form 10-K.

Annual Bonus Plans

Annual bonuses for our Named Executive Officers are determined based on the Management Incentive Plan. For more detailed information regarding this plan, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2018 joint Annual Report on Form 10-K.

Equity-Based Compensation

The Compensation Committees made MTE, PBS and SEA grants in January, February and April 2018, respectively, all in the form of RSUs to our Named Executive Officers.

The MTE. PBS and SEA grants do not receive dividends or have voting rights. Each MTE and PBS grant is made in the form of RSUs and is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares. The dividend equivalents are settled only when these RSUs are released from restriction. The SEA grants do not accrue any dividends over the performance period.

Please refer to the Compensation Discussion and Analysis for additional detail on these grants. For further information regarding forfeiture and treatment upon termination or change of control, refer to the “Potential Payments Upon Termination or Change of Control” section.

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Compensation Tables

Outstanding Equity Awards at Fiscal 2018 Year-End

Our Named Executive Officers do not hold options for either Carnival Corporation or Carnival plc shares. Information with respect to outstanding Carnival Corporation restricted shares and RSUs granted by Carnival Corporation & plc to and held by our Named Executive Officers as of November 30, 2018, except for Mr. Thamm whose RSUs are related to Carnival plc ordinary shares, is as follows:

	Stock Awards
Name	No. of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Arnold W. Donald	38,932	(2)	2,347,210	47,407	4,093,182	(3)
	30,161	(4)	1,818,407	51,020	3,075,996	(5)
	31,939	(6)	1,925,602	35,000	2,110,150	(7)
				43,623	2,630,031	(8)
				35,000	2,110,150	(9)

TOTAL	101,032			212,050
David Bernstein	7,416	(2)	447,111	15,963	1,378,266	(3)
	5,745	(4)	346,366	14,455	871,492	(5)
	4,259	(6)	256,775	10,000	602,900	(7)
				12,360	745,184	(8)
				10,000	602,900	(9)

TOTAL	17,420			62,778
Stein Kruse	18,539	(2)	1,117,716	20,801	1,795,986	(3)
	7,082	(4)	426,974	20,408	1,230,398	(5)
	6,378	(6)	384,530	12,000	723,480	(7)
				17,449	1,052,000	(8)
				12,000	723,480	(9)

TOTAL	31,999			82,658
Arnaldo Perez	8,898	(2)	536,460	9,287	801,852	(3)
	6,893	(4)	415,579	8,503	512,646	(5)
	5,323	(6)	320,924	2,500	150,725	(7)
				7,270	438,308	(8)
				2,500	150,725	(9)

TOTAL	21,114			30,060
Michael Thamm	12,705	(2)	740,447	14,223	1,519,477	(3)
	7,169	(4)	417,809	20,734	1,208,378	(5)
	6,042	(6)	352,128	12,000	723,480	(7)
				20,474	1,193,225	(8)
				12,000	723,480	(9)

TOTAL	25,916			79,431
(1)

Market value of the stock awards is based on the closing price of Carnival Corporation common stock on November 30, 2018 of $60.29, except for the Carnival plc RSUs granted to Mr. Thamm under the Carnival plc 2014 Employee Share Plan, which are based on closing price of Carnival plc ordinary shares on November 30, 2018 of £45.53, which has been converted into $58.28 based on the November 30, 2018 exchange rate of $1.28:£1.

(2)	Restrictions lapsed on January 11, 2019.
(3)

Market value reflects the final performance payout of 143.21% of target on the April 2016 PBS grant for which the performance period ended on November 30, 2018. These grants vested based upon the extent to which annual Operating Income, as adjusted for fuel price changes and currency exchange rate impacts for each of the three fiscal years in the 2016-2018 performance cycle and ROIC for the three-year performance cycle. The TSR modifier had no impact. Additional shares were provided to take into account dividend reinvestment during the performance period.

(4)	Restrictions lapse on January 17, 2020.
(5)

Market value is based on target performance assuming 100% payout on the April 2017 PBS grant as at November 30, 2018. These grants vest zero to 200% of target based upon the extent to which annual Operating Income, as adjusted for fuel

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Compensation Tables

price changes and currency exchange rate impacts, for each of the three fiscal years in the 2017-2019 performance cycle and the average of ROIC results for the three-year performance cycle, exceeds specified performance goals.

(6)	Restrictions lapse on January 16, 2020.
(7)

Market value is based on target performance assuming 100% payout on the January 2017 SEA grant as at November 30, 2018. These grants vest zero to 300% of target based on attaining certain absolute TSR growth goals and may be modified by TSR rank relative to our 2017 Peer Group at the end of a three-year performance period. The maximum relative TSR modification is 200% of the absolute TRS performance for a combined maximum payout of six times target. The 2017 SEA grant is also subject to a value cap of seven times the grant date value.

(8)

Market value is based on target performance assuming 100% payout on the April 2018 PBS grant as at November 30, 2018. These grants vest zero to 200% of target based upon the extent to which annual Operating Income, as adjusted for fuel price changes and currency exchange rate impacts, for each of the three fiscal years in the 2018-2020 performance cycle and the average of ROIC results for the three-year performance cycle, exceeds specified performance goals.

(9)

Market value is based on target performance assuming 100% payout on the January 2018 SEA grant as at November 30, 2018. These grants vest zero to 300% of target based on attaining certain absolute TSR growth goals and may be modified by TSR rank relative to our 2018 Peer Group at the end of a three-year performance period. The maximum relative TSR modification is 200% of the absolute TSR performance for a combined maximum payout of six times target. The 2018 SEA grant is also subject to a value cap of seven times the grant date value.

Stock Vested for Fiscal 2018

None of our Named Executive Officers held options during fiscal 2018. The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of restricted shares and RSUs and the value realized, each before the payment of any applicable withholding tax and broker commissions.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting(1) ($)

Arnold W. Donald	95,351		6,573,746

David Bernstein	110,675	(2)	7,439,386	(2)

Stein Kruse	116,899	(2)	7,764,793	(2)

Arnaldo Perez	34,102		2,313,280

Michael Thamm	89,319		5,899,855

(1)

The fair market value of Carnival Corporation common stock realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of vesting. The fair market value of Carnival plc ordinary shares realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the London Stock Exchange on the date of vesting. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of exercise or vesting.

(2)

Includes portions of the 2016 restricted stock and 2017 MTE grants released to Mr. Bernstein in December 2017 and the 2017 MTE grants and 2018 MTE grants released to Mr. Kruse in November 2017 due to Messrs. Bernstein and Kruse reaching retirement age pursuant to the terms of the associated share grant agreements.

Pension Benefit in Fiscal 2018

Messrs. Donald, Bernstein, Kruse and Thamm do not participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc. Mr. Perez participated in the Retirement Plan.

The Retirement Plan was unfunded and was not qualified for U.S. tax purposes. Mr. Perez’s benefit accruals in the Retirement Plan both for credited service and compensation were both frozen as of December 31, 1997. Mr. Perez’s benefits under the Retirement Plan were calculated based on age, length of service with Carnival Corporation and the average of his five highest consecutive years of compensation out of the last 10 years of service up to December 31, 1997. The benefit formula provides an annual benefit accrual equal to 1% of his earnings for the year up to “covered

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Compensation Tables

compensation” plus 1.6% of earnings for the year in excess of covered compensation then multiplied by his years of service up to a maximum of 30 years of credited service, up to December 31, 1997. The elements of compensation to determine his benefits were his base salary and annual bonus. Mr. Perez was vested in his respective benefit in accordance with the terms of the Retirement Plan. As a result of the adoption of Section 457A, benefits under the Retirement Plan were $122,440, which was paid as a lump sum in December 2017.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year(2) ($)

Arnold W. Donald	None	—	—	—

David Bernstein	None	—	—	—

Stein Kruse	None	—	—	—

Arnaldo Perez	Retirement Plan	5	0	122,440

Michael Thamm	None	—	—	—

(1)	Credited service reflects service up to the freeze date of December 31, 1997. Mr. Perez’s actual years of service is 27.
(2)	Due to taxation issues created by the adoption of Section 457A, benefits accrued as of December 31, 2008 under the Retirement Plan were paid a lump sum in December 2017.

Nonqualified Deferred Compensation in Fiscal 2018

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Arnold W. Donald	—	—	—	—	—

David Bernstein	—	—	(184)	231,469	0

Stein Kruse	—	—	—	—	—

Arnaldo Perez	—	—	(267)	470,749	0

Michael Thamm	—	—	—	—	—

Until December 31, 2008, Messrs. Bernstein and Perez could defer salary and/or bonus amounts into the Savings Plan, which is a nonqualified defined contribution plan for U.S. tax purposes. As described in the “Pensions and Deferred Compensation Plans” section of the Compensation Discussion and Analysis, effective January 1, 2009, they could no longer defer any salary or bonus amounts into the Savings Plan. Although the Savings Plan is unfunded, Carnival Corporation had established a “rabbi trust” that held any executive deferrals and company contributions to the Savings Plan.

Benefits were paid based on the participant’s form and timing elections made in accordance with applicable Section 409A Treasury Regulations. Benefits were based on the participant’s deferrals of cash compensation and associated earnings and losses based on the investment allocation selected by the participant. The investment options available to participants in the Savings Plan were identical to those available to participants in the 401(k) Plan, except for the Standard & Poor’s index fund and money market investment options. A participant could have changed his or her investment allocation at any time.

For every dollar Messrs. Bernstein and Perez deferred into the Savings Plan prior to January 1, 2009, Carnival Corporation matched 50% up to the lower of:

•	50% of the U.S. Internal Revenue Service qualified plan limitation; or
•	6% of his eligible pay.

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Potential Payments Upon Termination or Change of Control

“Eligible pay” includes regular pay (before any pre-tax contributions from his pay and taxes) and bonus. Carnival Corporation also made profit sharing contributions into the Savings Plan based upon their eligible pay and years of service according to the following schedule:

Years of Service	Award (% of Eligible Pay)

Less than 2	0%

2-5	1%

6-9	2%

10-13	3%

14-16	5%

17-19	7%

20-22	9%

23-25	12%

26 and over	15%

Following the promulgation of Section 457A, salary and bonus deferrals into the Savings Plan are no longer permitted. As a result, Messrs. Donald, Bernstein and Perez and all other Savings Plan participants and those who are deemed highly compensated employees under IRS regulations are paid the equivalent of their annual matching award (less any amount actually contributed by Carnival Corporation to the 401(k) Plan on their behalf as a matching contribution) and profit sharing contribution as additional cash compensation. The effect of this provision will result in no additional benefit for Messrs. Donald, Bernstein and Perez and will not result in a material incremental cost to Carnival Corporation. As of November 30, 2018, Messrs. Donald, Bernstein and Perez had 6, 21 and 27 years of service, respectively.

In accordance with Section 457A of the U.S. Internal Revenue Code, Carnival Corporation paid out all benefits accrued under the Retirement Plan and the Savings Plan in December 2017.

Additional information with respect to pension plan arrangements for Carnival plc for the year ended November 30, 2018 is included in Part I of the Carnival plc Directors’ Remuneration Report included in this Proxy Statement as the Compensation Discussion and Analysis and Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Each of our Named Executive Officers may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our Named Executive Officers in the event of termination of employment under various scenarios on November 30, 2018 are described below.

In addition to benefits described below, our Named Executive Officers will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based benefit plans, such as distributions under life insurance and disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees.

Cash Severance Benefits

It is the policy of the Compensation Committees for executive officers to have notice periods of not more than 12 months in duration. The Compensation Committees may make an exception to this

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Potential Payments Upon Termination or Change of Control

practice where they believe doing so would be in the best interests of Carnival Corporation and Carnival plc and their shareholders. The Compensation Committees will continue to consider the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements.

Accordingly, Messrs. Bernstein, Kruse and Perez have no employment agreements and no entitlement to severance except for possible retention of unvested restricted share grants depending on the circumstances of their separation of employment discussed below.

Messrs. Donald and Thamm are our only Named Executive Officers with employment agreements providing cash severance and other benefits. The table below details the various payments associated with certain termination events. Payment outcomes associated with the treatment of equity is detailed in the “Potential Value of Equity Grants upon Termination of Employment or Change of Control” section.

Post-Employment Cash Compensation Obligations to Mr. Donald. Upon termination of Mr. Donald’s employment, he will be entitled to certain payments as follows:

Reason for Termination	Payment Type
By the company for cause	All amounts earned or accrued through the termination date
By Mr. Donald, other than for good reason	All amounts earned or accrued through the termination date
Because of death or disability	Benefits or payments under any applicable disability or life insurance benefit plans
By Mr. Donald for good reason

•  Severance pay equal to one times his base salary and target bonus for the year of termination

•  Continued medical, dental, group life, accidental death or dismemberment, and disability insurance premiums for up to 18 months (“Post-Employment Benefits”)

By the company other than for cause, death or disability	• Severance pay equal to one times his base salary and target bonus for the year of termination • Post-Employment Benefits
Following a change in control event	• Severance pay equal to two times the sum of his base salary and target bonus for the year of termination • Post-Employment Benefits

Post-Employment Compensation Obligations to Mr. Thamm. Mr. Thamm is eligible to receive 12 months of base salary plus his target bonus if his employment is terminated, as compensation for his non-competition and non-solicitation obligations.

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Potential Payments Upon Termination or Change of Control

Estimated Cash and Benefit Payments Upon Termination of Employment

The following table quantifies the cash compensation or value of benefits that Messrs. Donald and Thamm would receive upon termination of employment. The amounts shown assume the event that triggered the treatment occurred on November 30, 2018. The table does not include amounts they would be entitled to without regard to the circumstances of termination, such as earned or accrued compensation.

Name	Benefit	Termination without Cause ($)	Voluntary Termination (without Good Reason) ($)	Voluntary Termination (with Good Reason) ($)	Death or Disability ($)	Change of Control ($)
Arnold W. Donald	Separation Payment	4,500,000	0	4,500,000	0	9,000,000
	Post-Employment Benefits	81,855	0	81,855	0	81,855

	TOTAL	4,581,855		4,581,855		9,081,855
Michael Thamm	Non-Competition Compensation(1)	2,351,738	1,190,482	1,190,482	1,190,482	1,190,482

	TOTAL	2,351,738	1,190,482	1,190,482	1,190,482	1,190,482
(1)

These amounts would be payable in euro. Mr. Thamm’s potential non-competition compensation has been converted into U.S. dollars using the average U.S. dollar to euro exchange rate for fiscal 2018 of $1.19:€1.

Equity-Based Compensation

Vesting of restricted shares and RSUs upon termination of a Named Executive Officer’s employment is dependent upon the reasons his employment is terminated, the terms of the respective equity plan and the associated equity grant agreement. Equity grants made to our Named Executive Officers are subject to the same terms as all other participants generally, except as described below.

Carnival Corporation 2011 Stock Plan. All our Named Executive Officers received SEA grants under the Carnival Corporation 2011 Stock Plan, In addition, all our Named Executive Officers except Mr. Thamm received MTE and PBS grants under the Carnival Corporation 2011 Stock Plan. The terms of the Carnival Corporation 2011 Stock Plan and the equity grant agreements applicable to participants generally provide that upon termination for death or disability, all unvested equity grants will immediately vest. The terms of the equity grants to Named Executive Officers provide that if their employment is terminated without cause or they voluntarily terminate due to a diagnosis of a terminal medical condition, the restricted share and MTE grants will continue to vest according to their original vesting schedule and remain subject to confidentiality and non-competition provisions. The SEA grants will also be retained if employment is terminated without cause. For the purposes of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the Boards of Directors.

Upon retirement, restricted share and MTE grants continue to vest according to their terms as though employment had not ended; provided, however, that as each participant reaches retirement age, 50% of the grant will immediately vest, if such participant becomes subject to tax withholding at that time. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon involuntary termination within 12 months after a change of control, the restricted period on all restricted shares and RSUs immediately expires.

Change of control means the occurrence of any of the following:

•	the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of common stock of Carnival Corporation or (B) the combined

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Potential Payments Upon Termination or Change of Control

voting power of the then outstanding voting securities of Carnival Corporation and Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or the Arison family,

•	the incumbent Directors cease to constitute at least a majority of the Boards of Directors;
•	the dissolution or liquidation of Carnival Corporation;
•	the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival Corporation; or
•

the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity grants made to participants, including our Named Executive Officers, contain clawback and forfeiture provisions in the event of a violation of confidentiality or non-compete provisions (which restrict them from competing with Carnival Corporation & plc for the remainder of the grant’s vesting period) or fraud or conduct contributing to any financial restatements or irregularities.

Carnival plc Employee Share Plans. Mr. Thamm is the only Named Executive Officer who received grants under the Carnival plc 2014 Employee Share Plan. Mr. Thamm receives the same treatment under the plans as other participants generally, except that if his employment is terminated without cause or he voluntarily terminates due to diagnosis of a terminal medical condition, all time-based share (“TBS”) and MTE grants will continue to vest according to their original vesting schedule and remain subject to confidentiality and non-competition provisions. All grants vest upon termination of employment for death or disability. Upon retirement, all TBS and MTE grants will continue to vest according to their terms as if the employment had not been terminated. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires.

Change of control is defined to mean the occurrence of any of the following:

•

a person (either alone or together with any person acting in concert with him) obtaining control of Carnival plc as a result of a general offer or otherwise for the whole of the share capital of Carnival plc (other than those shares which are already owned by him and/or any person acting in concert with him);

•

the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of Carnival plc or (B) the combined voting power of the then outstanding voting securities of Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or members of the Arison family;

•	the incumbent Directors cease to constitute at least a majority of the Boards of Directors;
•	a person becoming bound or entitled to give notice under Sections 428 to 430F of the Companies Act to acquire shares;
•

a court directing that a meeting of the holders of shares be convened pursuant to Section 425 of the Companies Act for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court;

•	notice being duly given of a resolution for the voluntary winding-up of Carnival plc;
•	the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival plc; or

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CEO Pay Ratio

•

the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving Carnival plc that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity grants made to our Named Executive Officers contain confidentiality and non-compete provisions that restrict them from competing with Carnival plc. If they breach either of these provisions, they will forfeit the right to receive all unvested and unreleased equity grants.

Potential Value of Equity Grants Upon Termination of Employment or Change of Control

The following table details the value of all outstanding restricted share and RSU grants that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment or upon a change of control as of November 30, 2018. The true value of these equity grants for future vesting periods is subject to market fluctuations occurring over time.

Estimated Potential Value of Equity Grants(1)(2)

Name	Termination without Cause ($)	Death or Disability ($)	Retirement ($)	Voluntary Termination upon Diagnosis of Terminal Medical Condition ($)	Change of Control(3) ($)

Arnold W. Donald	6,911,216	15,750,485		6,091,219	18,875,714

David Bernstein	1,481,112	3,944,645	1,050,252	1,050,252	4,835,137

Stein Kruse	2,395,065	5,783,159	1,929,220	1,929,220	6,912,671

Arnaldo Perez	1,208,669	2,765,382		1,272,963	3,085,280

Michael Thamm	1,997,904	5,065,499		1,510,343	6,187,733

TOTAL	13,993,966	33,309,170	2,979,472	11,853,997	39,896,535

(1)

The value for restricted shares and RSUs is based on the closing price of Carnival Corporation common stock on November 30, 2018 of $60.29, except for the Carnival plc RSUs held by Mr. Thamm, which is based on the closing price of Carnival plc ordinary shares on November 30, 2018 of £45.53, which has been converted into $58.28 based on the November 30, 2018 exchange rate of $1.28:£1.

(2)	The value of the RSUs are reflected using the target number of RSUs granted.
(3)	Termination of employment is required to trigger acceleration upon a change of control.

CEO PAY RATIO

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee. The 2018 annual total compensation of our Chief Executive Officer as set forth in the Summary Compensation Table is $13,515,884, the 2018 annual total compensation of our median compensated employee is $16,622, and the ratio of these amounts is 813 to 1. Our median compensated employee population consists of ship-based personnel who work fewer than twelve months of the year.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our global human resources and payroll systems of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to

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COMPENSATION

CEO Pay Ratio

apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

To identify our median employee, we used total cash compensation for our estimated employee population of 154,161 as of October 31 2018 and excluded 7,492 employees from the following 30 foreign jurisdictions: Albania (38), Algeria (1), Armenia (1), Bangladesh (26), Belize (13), Bhutan (18), Bosnia & Herzegovina (448), Brazil (1,188), Cambodia (1), China (1,785), Georgia (53), Guinea (1), Honduras (972), Kazakhstan (12), Kenya (44), Kyrgyzstan (32), Malaysia (180), Moldova (155), Myanmar (498), Namibia (18), Nepal (217), Nicaragua (350), Pakistan (160), Paraguay (4), South Korea (73), Sri Lanka (623), St Vincent & The Grenadines (84), Vanuatu (290), Vietnam (198) and Zambia (9). Our workforce includes a large number of ship-based employees who typically work six to eleven months of the year and we did not annualize the pay for our employees when identifying our median.

We then applied a valid statistical sampling methodology to the remaining 149,669 employees to identify employees who were paid within a 5% range of the median. From these employees, we then selected a subset of 21 employees who were at or substantially similar to the median, identified a representative median employee from this group and calculated that employee’s annual total compensation in fiscal 2018 consistent with Item 402(c) of Regulation S-K. This figure includes gratuities directly billed to our guests, but excludes any cash gratuities paid directly to the employee by guests. It also excludes room and meals, transportation to and from the ship and medical care, which are provided to our crew members without charge.

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AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant Board of Directors in carrying out its oversight of:

•	the integrity of the relevant financial statements;
•	Carnival Corporation and Carnival plc’s compliance with legal and regulatory requirements, other than requirements related to HESS;
•	the auditors’ qualifications and independence;
•	the performance of Carnival Corporation & plc’s internal audit functions and independent auditors; and
•	relevant elements of Carnival Corporation and Carnival plc’s risk management programs.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Corporate Governance Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the New York Stock Exchange, SEC rules and the UK Corporate Governance Code) Non-Executive Directors. The Carnival Corporation Board of Directors has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules and New York Stock Exchange listing standards. In addition, the Carnival plc Board of Directors has determined that each member of the Audit Committees has “recent and relevant financial experience” for purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate.

Management has primary responsibility for Carnival Corporation & plc’s financial reporting process, including their system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc’s independent auditor is responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditor, as well as reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditor. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees:

•

reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2018 with Carnival Corporation & plc’s management and with Carnival Corporation & plc’s independent auditor;

•	discussed with Carnival Corporation & plc’s independent auditor the matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board; and
•	received the written disclosures and the letter from Carnival Corporation & plc’s independent accountants required by applicable requirements of the Public Company Accounting Oversight

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AUDIT MATTERS

Independent Registered Public Accounting Firm

Board regarding the independent accountants’ communications with the Audit Committees concerning independence and discussed with Carnival Corporation & plc’s independent auditor the independent auditors’ independence.

The Audit Committees also considered whether the provision to the relevant entity by the independent auditor of non-audit services was compatible with maintaining the independence of the independent auditor. Based on the reviews and discussions described above, the Audit Committees recommended to the Boards of Directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2018 for filing with the SEC.

The Audit Committee of Carnival Corporation	The Audit Committee of Carnival plc

Richard J. Glasier, Chair	Richard J. Glasier, Chair

Jason Glen Cahilly	Jason Glen Cahilly

Katie Lahey	Katie Lahey

Stuart Subotnick	Stuart Subotnick

Laura Weil	Laura Weil

Randall J. Weisenburger	Randall J. Weisenburger

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during fiscal 2018 and fiscal 2017. Aggregate fees for professional services rendered to Carnival Corporation & plc by PricewaterhouseCoopers LLP for the years ended November 30, 2018 and 2017 were as follows (in millions):

Type of Fee	2018	2017

Audit Fees	$5.7	$5.4

Audit-Related Fees	0.2	0.1

Tax Fees	0.0	0.0

All Other Fees	0.1	0.0	(1)

Total	$5.9	$5.5

(1)	Less than $50,000.

Audit Fees for 2018 and 2017 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and systems of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc consolidated IFRS financial statements, consents, registration statements, statutory audits of various international subsidiaries and the issuance of comfort letters.

Audit-Related Fees for 2018 and 2017 were principally for consultations related to financial accounting and reporting standards and for services rendered for the audit of our sustainability reports.

All Other Fees for 2018 were principally for consulting services related to the analysis of customer data.

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

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AUDIT MATTERS

Re-Appointment and Remuneration of Independent Auditors of Carnival plc and

Ratification of Independent Registered Public Accounting Firm of Carnival Corporation

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committees have adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC and UK Financial Reporting Council on auditor independence.

PROPOSALS 15 & 16

RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS OF CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CARNIVAL CORPORATION

The Audit Committee of the Board of Directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the year ending November 30, 2019. The Audit Committee of the Board of Directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered public accounting firm for the year ending November 30, 2019. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP are expected to be present at the Annual Meetings, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Proposal 15 would re-appoint the UK firm of PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next Annual General Meeting of Carnival plc. It is a requirement of Section 489(2) of the Companies Act that Carnival plc appoint its independent auditors before the end of a general meeting at which its annual accounts and reports are laid (which occurs at its Annual General Meeting). Proposal 15 would also ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

Although ratification by our shareholders of the appointment of an independent public accounting firm of Carnival Corporation is not legally required, our Boards of Directors believe that such action is desirable. If our shareholders do not approve Proposal 15, the Audit Committees will consider the selection of another accounting firm for 2020 and future years.

Under Proposal 16, you are being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

The Boards of Directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the 2019 fiscal year, the ratification of the selection of the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered public accounting firm for the 2019 fiscal year and the authorization of the Audit Committee of Carnival plc to determine the remuneration of the UK firm of PricewaterhouseCoopers LLP.

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OTHER PROPOSALS

PROPOSAL 17

RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The Directors of Carnival plc are required by the Companies Act to present Carnival plc’s financial statements, the UK statutory Directors’ Report, the UK statutory Strategic Report and the auditors’ report relating to those accounts to the Carnival plc shareholders. Accordingly, the Directors of Carnival plc lay before the Annual Meetings the Carnival plc accounts and the reports of the Directors and auditors for the year ended November 30, 2018, which have been approved by and signed on behalf of Carnival plc’s Board of Directors and will be delivered to the Registrar of Companies in the UK following the Annual Meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached as Annex A to this Proxy Statement and the UK statutory Strategic Report is included within the Carnival plc consolidated IFRS financial statements. The full accounts and reports of Carnival plc will be available for inspection prior to and during the Annual Meetings.

The Boards of Directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the year ended November 30, 2018.

PROPOSALS 18 & 19

APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS APPLICABLE TO THE ALLOTMENT OF NEW CARNIVAL PLC SHARES

Summary. Proposal 18 authorizes the Directors of Carnival plc to issue, until the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 15, 2020), a maximum number of Carnival plc ordinary shares (or to grant rights to subscribe for or convert any securities into ordinary shares up to a maximum aggregate amount) without further shareholder approval. Proposal 19 authorizes the Directors of Carnival plc to issue (or sell any ordinary shares which Carnival plc elects to hold in treasury), until the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 15, 2020), a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. As is the case with many UK companies, these resolutions are proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc Directors have no current commitments or plans to allot additional shares of Carnival plc using these authorities.

Discussion. Under Article 30 of the Articles of Association of Carnival plc, the Directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “allotment amount.”

The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the allotment amount. By passing this ordinary resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

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OTHER PROPOSALS

Approval of the Grant of Authority to Allot New Carnival plc Shares and

the Disapplication of Pre-emption Rights Applicable to the Allotment of New Carnival plc Shares

Under Article 31 of the Articles of Association of Carnival plc, the Directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders, up to an aggregate nominal amount known as the “disapplication amount.”

The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the disapplication amount. By passing this special resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.

The Third Amended and Restated Articles of Incorporation of Carnival Corporation do not contain equivalent provisions and holders of Carnival Corporation common stock do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Proposal 18 (an ordinary resolution) and Proposal 19 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next Annual General Meeting (or, if earlier, until the close of business on July 15, 2020).

Guidelines issued by the Investment Association, whose members are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to one-third of the issued ordinary share capital (except in the case of a rights issue). By reference to Carnival plc’s issued ordinary share capital on January 17, 2019, the maximum allotment amount in paragraph (a) of Proposal 18 is $106,171,191, which is equal to 63,958,549 new Carnival plc ordinary shares, being one-third of the amount of the issued ordinary share capital (excluding treasury shares).

In line with guidance issued by the Investment Association, paragraph (b) of Proposal 18 would give the Directors of Carnival plc authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares in connection with a rights issue in favor of ordinary shareholders up to an aggregate nominal amount equal to $212,342,382 (representing 127,917,098 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (a) of Proposal 18. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 17, 2019. However, if they do exercise the authorities given to them if Proposals 18 and 19 are passed, the Directors intend to follow the Investment Association’s recommendations concerning their use (including as regards the Directors standing for election or re-election in certain cases).

Guidelines issued by the Pre-Emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange to monitor the operation of the Guidelines, recommend that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company’s issued ordinary share capital. By reference to Carnival plc’s issued ordinary share capital on January 17, 2019, the maximum disapplication amount is $15,925,678, which is equal to 9,593,782 new Carnival plc ordinary shares. In respect of this aggregate nominal amount, the Directors of Carnival plc confirm their intention to follow the provisions of the Pre-Emption Group’s Statement of Principles regarding cumulative usage of

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OTHER PROPOSALS

General Authority to Buy Back Carnival plc Ordinary Shares

authorities within a rolling three-year period where the Principles provide that usage in excess of 7.5% should not take place without prior consultation with shareholders.

In summary, if Proposals 18 and 19 were passed, the extent of the authority of the Directors to allot new Carnival plc ordinary shares for cash on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without shareholder approval, would be limited to 9,593,782 new Carnival plc ordinary shares, being 5% of the issued ordinary share capital of Carnival plc at January 17, 2019. The Directors have no current commitments or plans to allot additional shares of Carnival plc under these authorities. Furthermore, the adoption of Proposals 18 and 19 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.

In addition to the Repurchase Program (described below), we also have programs that allow us to obtain an economic benefit when either Carnival Corporation common stock is trading at a premium to the price of Carnival plc ordinary shares or Carnival plc ordinary shares are trading at a premium to Carnival Corporation common stock (the “Stock Swap Programs”). For example:

•

In the event Carnival Corporation common stock trades at a premium to Carnival plc ordinary shares, we may elect to sell shares of Carnival Corporation common stock, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of Carnival plc ordinary shares in the UK market.

•

In the event Carnival plc ordinary shares trade at a premium to Carnival Corporation common stock, we may elect to sell ordinary shares of Carnival plc, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of shares of Carnival Corporation common stock in the U.S.

Any realized economic benefit under the Stock Swap Programs is used for general corporate purposes, which could include repurchasing additional stock under the Repurchase Program.

Under the Stock Swap Programs effective 2008, the Boards of Directors have made the following authorizations:

•	In January 2017, to sell up to 22.0 million of Carnival Corporation common stock in the U.S. market and repurchase up to 22.0 million of Carnival plc ordinary shares in the UK market.
•	In February 2016, to sell up to 26.9 million of existing shares of Carnival plc in the UK market and repurchase up to 26.9 million shares of Carnival Corporation common stock in the U.S. market.

As of January 17, 2019, 25,469,458 Carnival plc ordinary shares are held by Carnival plc in treasury.

The Boards of Directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.

PROPOSAL 20

GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

The Boards of Directors have authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation common stock and Carnival plc ordinary shares subject to certain restrictions (the “Repurchase Program”). The Repurchase Program does not have an expiration date and may be discontinued by our Boards of Directors at any time.

At January 17, 2019, the remaining availability under the Repurchase Program was $542.6 million. We may repurchase shares of Carnival Corporation common stock or Carnival plc ordinary shares under the Repurchase Program, in addition to repurchases made with net proceeds resulting from the Stock Swap programs described above.

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OTHER PROPOSALS

General Authority to Buy Back Carnival plc Ordinary Shares

Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases of up to 20,934,527 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue). That approval expires on the earlier of (i) the conclusion of Carnival plc’s 2019 Annual General Meeting or (ii) July 10, 2019. Shareholder approval to effect market purchases (within the meaning of Section 693(4) of the Companies Act) once the current authorization expires of up to 19,187,564 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 17, 2019) is being sought at this year’s Annual Meetings. Since last year’s Annual Meetings and through January 17, 2019, 14,664,377 Carnival plc ordinary shares have been purchased under the Repurchase Program and the Stock Swap programs. Carnival Corporation & plc treats any such purchases made by Carnival Corporation or Carnival Investments Limited under the Repurchase Program or the Stock Swap programs as if they were made by Carnival plc under the Carnival plc share buy back authority.

The Boards of Directors confirm that the authority to purchase Carnival plc’s shares under the Repurchase Program and the Stock Swap program will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The Boards of Directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If the Boards of Directors exercise the authority conferred by Proposal 20, we would have the option of holding the shares in treasury, or cancelling them. Shares held in treasury can be re-sold for cash, used for employee share plans or later cancelled. The Boards of Directors think it prudent to maintain discretion as to dealing with the purchased shares. As of January 17, 2019, 25,469,458 Carnival plc ordinary shares are held by Carnival plc in treasury.

The Boards of Directors consider that any buyback of Carnival plc ordinary shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one Carnival plc ordinary share, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of:

•

105% of the average middle market quotations for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

•	the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out.

As of January 17, 2019, there are no options outstanding to subscribe for Carnival plc ordinary shares and Carnival plc has issued 413,019 RSUs, which represent in the aggregate less than 1% of Carnival plc’s issued share capital. If 19,187,564 ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these RSUs would represent in the aggregate less than 1% of Carnival plc’s issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc Annual General Meeting in 2020 or on July 15, 2020, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The Boards of Directors unanimously recommend a vote FOR the general authority to buy back Carnival plc ordinary shares.

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QUESTIONS AND ANSWERS

QUESTIONS APPLICABLE TO ALL SHAREHOLDERS

Q:	What information is contained in these materials?

A:

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meetings, the voting process, the compensation of Directors and certain executive officers and certain other information required by rules promulgated by the SEC and the New York Stock Exchange applicable to both companies. We have attached as Annexes A, B and C to this Proxy Statement information that Carnival plc is required to provide to its shareholders under applicable UK rules.

Q:	What proposals will be voted on at each of the Annual Meetings?

A:	The proposals to be voted on at each of the Annual Meetings are set out in the Notices of Meetings included with this Proxy Statement.

Q:	What is the voting recommendation of the Boards of Directors?

A:	Your Boards of Directors recommend that you vote your shares “FOR” Proposals 1 through 20.

Q:	How does the DLC arrangement affect my voting rights?

A:

On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” The class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at the Annual Meetings are joint electorate actions, and there are no class rights actions.

Q:	Generally, what actions are joint electorate actions?

A:

Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

•	the appointment, removal, election or re-election of any Director of either or both companies;
•	if required by law, the receipt or adoption of the annual accounts of both companies;
•	the appointment or removal of the independent auditors of either company;
•	a change of name by either or both companies; or
•	the implementation of a mandatory exchange of Carnival plc ordinary shares for Carnival Corporation common stock based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc ordinary shares and Carnival Corporation common stock are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each share of Carnival Corporation common stock has the same voting rights as one Carnival plc ordinary share on joint electorate actions.

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Q:	How are joint electorate actions voted on?

A:	Joint electorate actions are voted on as follows:

•

Carnival plc shareholders vote at the Annual General Meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation Annual Meeting to be held and reflected in the Carnival plc Annual General Meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation Annual Meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•

Carnival Corporation shareholders vote at the Carnival Corporation Annual Meeting (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the Carnival plc Annual General Meeting to be reflected in the Carnival Corporation Annual Meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc Annual General Meeting through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:

•

a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or Carnival plc’s Articles of Association) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present and acting;

•

a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation Articles of Incorporation and By-laws) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•

a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

Q:	How are the Directors of each company elected or re-elected?

A:

Resolutions relating to the election or re-election of Directors are considered as joint electorate actions. No person may be a member of the Board of Directors of Carnival Corporation or Carnival plc without also being a member of the Board of Directors of the other company. There are 12 nominees for election or re-election to the Board of Directors of each company this year. Each nominee currently serves as a Director of Carnival Corporation and Carnival plc. All nominees for Director are to be elected or re-elected to serve until the next Annual Meetings and until their successors are elected.

Carnival plc’s Articles of Association currently require Directors to submit themselves for election by shareholders at the first Annual General Meeting following their initial appointment to the Board of Directors and for re-election thereafter at subsequent Annual General Meetings at intervals of no more than three years. The Boards of Directors have decided, in accordance with the UK Corporate Governance Code, to submit all Directors for re-election on an annual basis.

Q:	What votes are required to approve the proposals?

A:	Proposals 19 and 20 are required to be approved by not less than 75% of the combined votes cast at both Annual Meetings. Each of the other proposals, including the election or re-election of

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Directors, requires the approval of a majority of the combined votes cast at both Annual Meetings. Abstentions and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present.

If you are a beneficial owner of Carnival Corporation common stock and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes.

Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because:

•	the broker has not received voting instructions from the beneficial owner; and
•	the broker lacks discretionary voting power to vote such shares.

Accordingly if you are a beneficial owner of shares held through intermediaries such as brokers, banks and other nominees, such intermediaries are not permitted to vote without specific instructions from you unless the matter to be voted on is considered “routine.” In this Proxy Statement, Proposals 15 and 16 (the re-appointment and remuneration of independent auditors of Carnival plc and the ratification of independent registered public accounting firm of Carnival Corporation), Proposal 17 (the receipt of accounts and reports of Carnival plc), Proposal 18 (allotment of new shares by Carnival plc), Proposal 19 (disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc) and Proposal 20 (general authority for Carnival plc to buy back Carnival plc ordinary shares) are considered “routine,” and therefore, brokers are permitted to vote on these proposals without receiving voting instructions from you. On each of the other proposals (the election or re-election of Directors in Proposals 1-12, the approval of the fiscal 2018 compensation of our Named Executive Officers in Proposal 13, and approval of the Carnival plc Directors’ Remuneration Report in Proposal 14), your broker, bank or other nominee will not be permitted to vote your shares without receiving voting instructions from you.

Q:	Generally, what are procedural resolutions?

A:

Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on “procedural resolutions.” The Chair of each of the meetings will determine whether a resolution is a procedural resolution.

To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

•	that certain people be allowed to attend or be excluded from attending the meeting;
•	that discussion be closed and the question put to the vote (provided no amendments have been raised);
•

that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•	to proceed with matters in an order other than that set out in the notice of the meeting;
•	to adjourn the debate (for example, to a subsequent meeting); and
•	to adjourn the meeting.

Q:	Where can I find the voting results of the Annual Meetings?

A:	The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both Annual Meetings

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Questions Applicable to all Shareholders

have closed. The results will also be published in a joint current report on Form 8-K within four business days after the date the Annual Meetings have closed.

Q:	What is the quorum requirement for the Annual Meetings?

A:

The quorum requirement for holding the Annual Meetings and transacting business as joint electorate actions at the meetings is one-third of the total votes capable of being cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

Q:	How is the quorum determined?

A:

For the purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for the purposes of determining whether a quorum exists at such a meeting.

In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; or
•	to facilitate a successful proxy solicitation by our Boards of Directors.

Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the Annual Meetings?

A:

We are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Annual Meetings. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Annual Meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:	Can I view the proxy materials electronically?

A:

Yes. This Proxy Statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.proxyvote.com as described under “Questions Specific to Shareholders of Carnival Corporation.”

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Q:	What reports are filed by Carnival Corporation and Carnival plc with the SEC and how can I obtain copies?

A:

We file this Proxy Statement, joint Annual Reports on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K with the SEC. Copies of this Proxy Statement, the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2018, as well as any joint Quarterly Reports on Form 10-Q or joint Current Reports on Form 8-K, as filed with the SEC can be viewed or obtained without charge through the SEC’s website at www.sec.gov (under Carnival Corporation or Carnival plc) or at www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178 or Carnival plc, Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	May I propose actions for consideration at next year’s Annual Meetings?

A:

Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings.

In order for shareholder proposals to be considered for inclusion in our Proxy Statement in accordance with SEC Rule 14a-8 for next year’s Annual Meetings, the written proposals must be received by our Secretary no later than the close of business November 8, 2019. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials.

Carnival Corporation’s By-laws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that shareholders instead wish to present directly at an Annual Meeting. To be properly brought before the Annual Meeting, a notice of the proposal must be submitted to our Secretary at our headquarters no later than six weeks prior to the Annual Meetings of Shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For shareholders of Carnival plc, the same requirements apply under UK law requirements to submit a notice of a proposal.

Q:	May I nominate individuals to serve as Directors?

A:

In order to submit a nominee for election at the Annual Meetings you must provide the information required for Director nominations set forth in Carnival Corporation’s and Carnival plc’s governing documents in a timely manner. Specifically, under the governing documents, you must submit your notice of nomination in writing to the attention of our Secretary at our headquarters not later than seven days nor earlier than 42 days prior to the 2020 Annual Meetings.

Any such notice must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:

•	the name and address of the candidate;
•	a brief biographical description, including his or her occupation and service on boards of any public company or registered investment company for at least the last five years;
•	a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the factors referred to in the “Nominations of Directors” section; and

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Questions Specific to Shareholders of Carnival Corporation

•	the candidate’s signed consent to serve as a Director if elected, and to be named in our Proxy Statement.

Shareholders may also recommend candidates for consideration by our Boards’ Nominating & Governance Committees in accordance with the procedures set forth in the “Procedures Regarding Director Candidates Recommended by Shareholders” section.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Q:	What Carnival Corporation shares owned by me can be voted?

A:	All Carnival Corporation shares owned by you as of February 19, 2019, the record date, may be voted by you. These shares include those

•	held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan; and
•	held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	Will I be asked to vote at the Carnival plc Annual General Meeting?

A:

No. Your vote at the Carnival Corporation Annual Meeting, for the purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel Carnival plc Annual General Meeting through the mechanism of the special voting share issued by Carnival plc.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Carnival Corporation is taking advantage of SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) instead of a full set of proxy materials, unless they previously requested to receive printed copies. You will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being sent directly to you by us. As the shareholder of record,

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival Corporation

you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the Annual Meeting. If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street name, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

Q:	How can I vote my Carnival Corporation shares in person at the meeting?

A:

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting in London, United Kingdom. If you choose to do so, please bring your proxy card and proof of identification.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.

Q:	How can I vote my Carnival Corporation shares without attending the Annual Meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail, or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.

If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct.

If you are a record holder and submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

Q:	Can I change my vote?

A:

Yes. You may change your proxy instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and

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Questions Specific to Shareholders of Carnival Corporation

voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable?

A:	It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

Q:

Only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials was delivered to my address, but there are two or more shareholders at this address. How do I request additional copies of the proxy materials?

A:

Broadridge Financial Solutions, Inc., the entity we have retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s beneficial owners, has been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at 1-866-540-7095, or write to Broadridge Financial Solutions, Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

Q:	Who can attend the Carnival Corporation Annual Meeting?

A:

All Carnival Corporation shareholders of record as of February 19, 2019, or their duly appointed proxies, may attend and vote at the Annual Meeting. Each attendee may be asked to present valid government-issued picture identification, such as a driver’s license or passport.

If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 19, 2019, together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

We are also offering an audio replay of the business portion of the Annual Meetings, which will be available shortly after the meetings. If you choose to listen to the replay, go to the Financial Information tab of “Investor Relations” section of our website at www.carnivalcorp.com or www.carnivalplc.com. Then, click on Webcasts/Presentations and follow the instructions provided.

Q:	What class of shares are entitled to be voted at the Carnival Corporation Annual Meeting?

A:

Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 19, 2019, the record date, is entitled to one vote at the Annual Meeting. As of February 19, 2019, the record date, Carnival Corporation had 526,957,027 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Carnival Corporation & plc 2019 Proxy Statement	83

QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival plc

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Boards of Directors.

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:

Other than the proposals described in this Proxy Statement, Carnival Corporation does not expect any matters to be presented for a vote at the 2019 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation’s Chairman of the Board, and Arnaldo Perez, Carnival Corporation’s General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Boards of Directors.

Q:	Who will count the vote?

A:	Broadridge Financial Solutions will tabulate the votes and a representative of Computershare Investor Services will act as the inspector of elections.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Q:	Who is entitled to attend and vote at the Carnival plc Annual General Meeting?

A:

If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 12, 2019, you will be entitled to attend in person and vote at the Annual General Meeting to be held in the UK in respect of the number of Carnival plc ordinary shares registered in your name at that time. You may also appoint a proxy to attend, speak and vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting to be held in the UK. For further details regarding appointing a proxy or corporate representative, please see below.

We are also offering an audio replay of the business portions of the Annual Meetings, which will be available shortly after the meetings. If you wish to listen to the replay, go to the Financial Information tab of “Investor Relations” section of our website at www.carnivalcorp.com or www.carnivalplc.com. Then, click on Webcasts/Presentations and follow the instructions provided.

Q:	Will I be asked to vote at the Carnival Corporation Annual Meeting?

A:

No. Your vote at the Carnival plc Annual General Meeting, for the purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel Carnival Corporation Annual Meeting through the mechanism of a special voting share issued by Carnival Corporation.

Q:	How do I vote my Carnival plc shares without attending the Annual General Meeting?

A:	You may vote your Carnival plc shares at the Annual General Meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it

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Questions Specific to Shareholders of Carnival plc

as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, by not later than 9:30 a.m. (BST) on April 12, 2019. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system (please see the Carnival plc Notice of Annual General Meeting for further details). Voting by proxy does not preclude you from attending the Annual General Meeting and voting in person should you wish to do so.

If you are a corporation, you can vote your Carnival plc shares at the Annual General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Annual General Meeting more efficient. In order to pre-register you would need to email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.

Corporate representatives themselves are urged to arrive at least two hours before commencement of the Annual General Meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

Q:	Can I change my vote given by proxy or by my corporate representative?

A:

Yes. You may change your proxy vote by either (1) completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 9:30 a.m. (BST) on April 12, 2019, or (2) attending and voting in person at the Annual General Meeting. If you do not attend and vote in person at the Annual General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the Annual General Meeting.

Q:	What class of shares are entitled to be voted at the Carnival plc Annual General Meeting?

A:

Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 12, 2019, is entitled to one vote at the Annual General Meeting. As of February 19, 2019, Carnival plc had 190,174,517 ordinary shares in issue. However, the 25,666,636 Carnival plc ordinary shares directly or indirectly held by Carnival Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc). As a result, as of February 19, 2019, the total voting rights in Carnival plc were 164,507,881 ordinary shares.

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” your vote for each of the resolutions. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions.

Carnival Corporation & plc 2019 Proxy Statement	85

ANNEX A

CARNIVAL PLC DIRECTORS’ REPORT

Directors’ Report

Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Committees of the Board. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single senior management team and the Boards of Directors and members of the Committees of the Boards are identical. This Directors’ Report has been prepared and presented in accordance with and in reliance upon UK company law and, accordingly, the liabilities of the Directors in connection with this Directors’ Report shall be subject to the limitations and restrictions provided by such law.

In accordance with the UK Financial Conduct Authority’s Listing Rules, the information to be included in the Annual Report and Accounts, where applicable, under Listing Rule 9.8.4, is set out in this Directors’ Report, with the exception of the details regarding interest capitalized, which are set out in the Carnival plc consolidated IFRS financial statements, and the details of long-term incentive schemes, which are set out in the Carnival plc Directors’ Remuneration Report.

Future developments of the business and business model of Carnival Corporation & plc can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements under the following sections, respectively: 1.A.II Visions, Goals and Related Strategies and 1.C. Our Global Cruise Business. The financial risk management objectives and policies and exposure to foreign currency risk, fair value risk, cash flow interest rate risk and liquidity risk can be found in Note 23.

Dividends

During the year ended November 30, 2018, Carnival plc paid four regular quarterly dividends totaling $1.90 per ordinary share (2017—$1.55). In January 2019, the Boards of Directors declared a quarterly dividend of $0.50 per share. For this quarterly dividend, the Boards of Directors approved a record date of February 22, 2019, and a payment date of March 15, 2019.

Although dividends are declared in U.S. dollars, they are paid in sterling to the holders of ordinary shares in Carnival plc unless they elect to receive their dividends in U.S. dollars. Dividends payable in sterling are converted from U.S. dollars into sterling at the U.S. dollar to sterling exchange rate quoted by Bloomberg in London at 12:00 p.m. on the next combined U.S. and UK business day that follows the quarter end.

Holders of the Carnival plc’s American Depositary Shares are paid their dividend in U.S. dollars.

Since January 2004, Ocorian Trustees (Jersey) Limited, as trustee of the P&O Princess Cruises Employee Benefit Trust, holds shares to satisfy grants made under Carnival plc 2014 Employee Share Plan. The trustee has waived its right to all dividends payable by Carnival plc. Dividends paid during fiscal 2018 over which rights were waived amounted to $405,789.

Share Capital and Control

Changes in the share capital of Carnival plc during fiscal 2018 are given in Note 16 to the Carnival plc consolidated IFRS financial statements.

The share capital of Carnival plc at January 17, 2019 includes two allotted and issued subscriber shares of £1 each, 50,000 allotted but unissued redeemable preference shares of £1 each, one allotted

Carnival plc Directors’ Report	A-1

ANNEX A

and issued special voting share of £1 and 191,875,647 allotted and issued ordinary shares of $1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of eight percent per annum on the amount paid up on each such share that is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of the company, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.

Details of restricted stock units granted to employees are given in Note 19 to the Carnival plc consolidated IFRS financial statements.

The Articles of Association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC arrangement would exceed 30 percent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 percent and 50 percent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC arrangement.

Under the relevant provisions of the Articles of Association of Carnival plc (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing paragraph may be sold at the direction of the Board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by Carnival plc. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares.

The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares that is made in conjunction with a takeover offer for Carnival plc, which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

The foregoing is a summary only of the relevant provisions of the Articles of Association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the Articles of Association themselves. A copy of the Articles of Association of Carnival plc is available at Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States of America.

There is one significant agreement to which Carnival plc is a party, which may be altered or terminated in the event of a change of control. This is the Amendment and Restatement Agreement dated June 16, 2014 in respect of the Facilities Agreement dated May 18, 2011, as further amended and

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ANNEX A

extended from time to time, by and among Carnival Corporation, Carnival plc, Bank of America Merrill Lynch International Limited, and various other lenders, which provides for approximately $1.9 billion, €500 million and £169 million revolving credit facilities and which may, under certain circumstances, be cancelled upon a change of control of Carnival plc, other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them.

Articles of Association

The Articles of Association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions that might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC arrangement.

Purchase of Own Shares

The Boards of Directors have authorized the repurchase of up to an aggregate of $1.0 billion of Carnival Corporation common stock and Carnival plc ordinary shares subject to certain restrictions (the “Repurchase Program”). At January 17, 2019, the availability under the Repurchase Program was $543 million. The Repurchase Program does not have an expiration date and may be discontinued by the Boards of Directors at any time.

In addition to the Repurchase Program, the Boards of Directors have authorized the repurchase of up to 22 million Carnival plc ordinary shares and up to 26.9 million shares of Carnival Corporation common stock under the Stock Swap programs described in the Carnival Corporation & plc 2018 joint Annual Report on Form 10-K.

Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the Companies Act to buy back shares of Carnival plc. At the Annual General Meetings held on April 11, 2018, the authority for Carnival plc to buy back its own shares was approved. This authority enabled Carnival plc to buy back up to 20,934,527 ordinary shares of Carnival plc (being approximately 10 percent of Carnival plc’s ordinary shares in issue). Under that authority, 14,664,377 Carnival plc ordinary shares have been purchased through January 17, 2019. That approval expires on the earlier of:

•	the conclusion of Carnival plc’s 2019 Annual General Meeting; or
•	October 10, 2019.

Carnival Corporation & plc treats any such repurchases made by Carnival Corporation or Carnival Investments Limited under the Repurchase Program and the Stock Swap Programs as if they were made by Carnival plc under the Carnival plc buy back authority.

Directors

The names of all persons who served as Directors of Carnival Corporation and Carnival plc during fiscal 2018 and biographical notes about each of the Directors are contained in the Proxy Statement.

Details of the Directors’ membership on Board Committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.

As of the date of this Directors’ Report, 33% of the members of the Boards are women (being four of 12 members).

Upon becoming a member of the Board of Directors of Carnival plc, each new Director participates in an induction process, which includes a meeting with all of the current Directors, provision of an

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ANNEX A

induction pack, site visits and meetings with senior and operational management teams. The Directors update their skills, knowledge and familiarity with Carnival plc by attending appropriate external seminars and training courses, meeting with senior management and visiting regional and divisional operating offices.

The appointment and replacement of Directors of Carnival plc is governed by the provisions of the Articles of Association of Carnival plc and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC arrangement. The Articles of Association and the Equalization and Governance Agreement require that the Boards of Directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals.

The business of Carnival plc is managed by the Board of Directors, which may exercise all the powers of Carnival plc, including, without limitation, the power to dispose of all or any part of the company’s assets, to borrow money, to mortgage or pledge any of its assets and to issue debentures and other securities.

Details of the Directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II of the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement.

Substantial Shareholdings

As of November 30, 2018, Carnival plc has been notified of material interests of three percent or more in Carnival plc’s total voting rights as follows:

Shareholder	Number of shares		Percentage of voting rights

Barclays plc	6,454,915	(1)	3.8

Black Rock Inc.	15,323,044	(2)	9.1

Causeway Capital Management LLC	10,047,568		5.9

(1)	Affiliates of Barclays plc have an interest in these shares.
(2)	Affiliates of Black Rock Inc. have an interest in these shares.

Carnival plc has not been notified of any changes between December 1, 2018 and January 17, 2019.

Carnival Corporation and Carnival Investments Limited are the holders of an aggregate of 25,666,636 Carnival plc ordinary shares as of January 17, 2019. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90 percent of all the Carnival plc ordinary shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.

Except for the above, no person has disclosed relevant information to Carnival plc pursuant to rule 5 of the Disclosure Guidance and Transparency Rules.

Corporate Governance and Directors’ Remuneration

A report on corporate governance and compliance with the UK Corporate Governance Code is contained in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the Proxy Statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the Proxy Statement.

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ANNEX A

Corporate and Social Responsibility

Health, environmental, safety and security

The Boards of Directors of Carnival Corporation & plc established Board-level Health, Environmental, Safety & Security (“HESS”) Committees comprised of four independent Directors. The principal function of the HESS Committees is to:

•

assist the Boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc’s health, environmental, safety, security and sustainability-related policies, programs, initiatives at sea and ashore; and

•	comply with related legal and regulatory requirements relating to health, environmental, safety, security and sustainability.

The HESS Committees and our management team review all significant risks or exposures and associated mitigating actions. Each of the Chief Executive Officers of our brands attends the meetings of the HESS Committees.

Carnival Corporation & plc recognizes our responsibility to provide industry leadership and to conduct our business as a responsible global citizen. Our corporate leadership is manifested in our Code of Business Conduct and Ethics, which requires that every employee and member of the Boards use sound judgment, maintain high ethical standards and demonstrate honesty in all business dealings. As a responsible global citizen, Carnival Corporation & plc is committed to achieving and maintaining the highest standards of professional and ethical conduct.

In addition, Carnival Corporation & plc’s HESS Policy describes our commitments to:

•

protecting the health, safety and security of our passengers, guests, employees and all others working on our behalf, thereby promoting an organization that strives to be free of injuries, illness and loss;

•

protecting the environment, including the marine environment in which our vessels sail and the communities in which we operate, striving to prevent adverse environmental consequences and using resources efficiently and sustainably;

•	complying with or exceeding all legal and statutory requirements related to health, environment, safety, security and sustainability throughout our business activities; and
•	assigning health, environment, safety, security and sustainability matters the same priority as other critical business matters.

The HESS Policy is published on the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

The Boards recognize that Carnival Corporation & plc needs to ensure that there is a consistent standard of operation throughout their fleet in keeping with their leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Operations Department is headed by a Chief Maritime Officer, with a full-time professional and administrative staff, and is responsible for providing a common, integrated approach to management of HESS matters and for reporting to the HESS Committees on such matters. The Chief Maritime Officer reports to the Chief Executive Officer and to the Chair of the HESS Committees.

Risk Advisory & Assurance Services (“RAAS”) is Carnival Corporation & plc’s internal audit department and is headed by the Chief Audit Officer, who reports directly to the Chairs of the Audit and HESS Committees. The Chief Audit Officer also has a “dotted” reporting line to the General Counsel. RAAS conducts annual HESS audits of each brand’s head office and of each ship in our fleet. These audits are in addition to the audits performed by external third-party certification and regulatory auditors.

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ANNEX A

Each RAAS HESS audit is organized and planned to:

•	verify compliance with applicable rules, corporate standards, brand policies and procedures, regulations, codes and guidance directly involved in the safe conduct of ship operations;
•	verify the effectiveness and efficiency of the shipboard and shore-side HESS management systems; and
•	identify opportunities for continuous improvement.

Carnival Corporation & plc has long been committed to operating responsibly. We believe that sustainability is about preserving our environment, respecting our employees and the communities where we do business and returning value to our shareholders. We voluntarily publish Sustainability Reports that address governance, stakeholder engagement, environmental, labor, human rights, society, product responsibility, economic and other sustainability-related issues and performance indicators. These reports, which can be viewed at www.carnivalsustainability.com, are developed in accordance with the Sustainability Reporting Guidelines established by the Global Reporting Initiative, the global standard for reporting on environmental, social and governance policies, practices and performance.

As part of our sustainability strategy, we have voluntarily reported our carbon footprint via the CDP (formerly, the Carbon Disclosure Project) each year since 2006. The CDP rates companies on the depth and scope of their disclosures and the quality of their reporting. We have developed a greenhouse gas inventory management plan in 2010 in accordance with the requirements of International Organization for Standardization (“ISO”) 14064-1:2006 standard and The Greenhouse Gas Protocol. Our submission includes details of our most recently compiled emissions data and reduction efforts, along with the results of an independent, third-party verification of our greenhouse gas emissions inventory. We also disclose our water stewardship through the CDP water program.

Carnival Corporation & plc’s environmental management system is certified in accordance with the ISO 14001:2015 Environmental Management System standard.

We are committed to reducing our air emissions and improving air quality by evaluating established and new technology solutions. Liquefied natural gas is one of the solutions we are working to implement across our fleet both in port and at sea due to its reduced carbon profile and cleaner emissions.

We continue our partnership with The Nature Conservancy, one of the world’s leading conservation organizations, working across all sectors of industry and society to help advance its mission to protect the natural world and develop relationships that best align to produce clear conservation benefits with lasting, measurable outcomes. Our partnership is supporting their Mapping Ocean Wealth program, which creates maps that show the extent and distribution of benefits that habitats like coral reefs and mangroves provide, including fish production, flood mitigation, erosion control and recreation.

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ANNEX A

We are tracking our progress against our 2020 sustainability goals, which reinforce our commitment to the environment, our guests, our employees and the communities in which we operate. We are pleased to share that through the commitment of our dedicated and diverse workforce, we reached our carbon reduction goal ahead of schedule and are determining our next target. We are currently defining our sustainability strategy beyond 2020 and are using the United Nations’ 2030 sustainable development goals as a framework.

Environmental Goals

•   Reduce intensity of carbon dioxide equivalent (“CO2e”) emissions from operations by 25% by 2020 relative to our 2005 baseline

•   Continue to improve the quality of our emissions into the air by developing, deploying and operating advanced air quality systems across our fleet

•   Increase usage of ship-to-shore power connection capabilities

•   Increase Advanced Wastewater Purification Systems coverage of our fleet-capacity by 10 percentage points by 2020 relative to our 2014 baseline

•   Continue to improve our shipboard operations’ water use efficiency by 5% by 2020 relative to our 2010 baseline

•   Continue to reduce waste generated by our shipboard operations by 5% by 2020 relative to our 2010 baseline, as measured by kilograms of non-recycled waste per person per day

Health, Safety and Security Goal	• Continue to build on our commitment to protect the health, safety and security of guests, employees and all others working on our behalf
Labor and Social Goals

•   Continue to build a diverse and inclusive workforce and provide all employees with a positive work environment and opportunities to build a rewarding career to further drive employee engagement

•   Further develop and implement vendor assurance procedures ensuring compliance with Carnival Corporation & plc’s Business Partner Code of Conduct and Ethics

•   Continue to work on initiatives and partnerships that support and sponsor a broad range of organizations for the benefit of the communities where we operate

Our ship fuel consumption and emission rates and our total ship fuel greenhouse gas emissions are as follows:

Measure	Units		2018	2017

Total ship fuel greenhouse gas emissions (in millions)	Tonnes CO2e	(1)	10.4	10.4

Ship fuel greenhouse gas emission rate	Grams CO2e/ALB-KM	(2)	251	256

(1)

Greenhouse gas emission data collection and calculations were performed in accordance with our greenhouse gas inventory management plan, the Greenhouse Gas Protocol and ISO 14064-3:2006 standard. Ship fuel emissions represent over 95% of the combined scope 1 emissions (direct emissions from sources that are owned or controlled by Carnival Corporation & plc) and scope 2 emissions (indirect emissions from the consumption of purchased electricity, heat or steam).

(2)

We measure and report the ship fuel greenhouse gas emission rate in terms of grams of CO2e per available lower berth kilometer (“ALB-KM”). This indicator enables us to make meaningful greenhouse gas emission reduction comparisons that take into account changes in fleet size, itineraries and passenger capacity.

Further details of matters related to health, environmental, safety, security and sustainability reporting and community relations at Carnival Corporation & plc are available in the “Sustainability” section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com and our sustainability website at www.carnivalsustainability.com.

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ANNEX A

Employees

Carnival Corporation & plc own and operate a portfolio of brands in North America, Europe, Australia and Asia comprised of nine cruise lines: Carnival Cruise Line, Holland America Line, Princess Cruises, Seabourn, AIDA Cruises, Costa Cruises, Cunard, P&O Cruises (Australia) and P&O Cruises (UK). Our corporate office and individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to encourage employee involvement and to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

We believe that diversity and inclusion issues, such as the attraction, retention, development and promotion of women and people of color, are not only important topics in corporations and boardrooms world-wide, they are issues critically important to sustaining the success of our business. For years, we have partnered with organizations focused on improving the diversity and inclusiveness of work places and by extension, society in general. We strive to achieve greater performance through capturing the power of employee diversity across all elements such as race, ethnicity, gender and sexual orientation. Accordingly, our President and Chief Executive Officer has committed to Catalyst’s “Catalyst CEO Champions for Change” initiative to support the advancement of women’s leadership and diversity in the workplace and the Executive Leadership Council’s “CEO Action for Diversity and Inclusion” initiative to support and encourage diversity in the workplace.

Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2014 Employee Share Plan or the Carnival Corporation 2011 Stock Plan, further details of which are provided in Carnival plc’s Directors’ Remuneration Report attached as Annex B to the Proxy Statement. These plans reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.

It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies for which they are suitable applicants. Training and career development is encouraged for all employees. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in their service whenever possible and to provide specialist training, where appropriate.

Information regarding gender mix can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements.

Political Contributions

Carnival plc did not make any political contributions to any political organization during the year ended November 30, 2018 (2017—nil). Carnival plc’s subsidiaries made political contributions to organizations outside the European Union of $0.3 million (2017—$0.1m).

Directors’ Statement as to Disclosure of Information to Auditors

Each Director is satisfied that, as far as he or she is aware, the auditors are aware of all information relevant to the audit of Carnival plc’s consolidated IFRS financial statements for the year ended November 30, 2018 and that he or she has taken all steps that ought to have been taken by him or her as a Director in order to make the auditors aware of any relevant audit information and to establish that Carnival plc’s auditors are aware of that information.

Corporate Governance Statement

The corporate governance statement, prepared in accordance with rule 7.2 of the UK Listing Authority’s Disclosure Guidance and Transparency Rules sourcebook, can be found in the Carnival plc

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ANNEX A

Corporate Governance Report attached as Annex C to the Proxy Statement. The Carnival plc Corporate Governance Report forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Letters to Shareholders

The Chief Executive Officer’s Letter to Shareholders, which can be found in the Carnival plc Strategic Report, forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Independent Auditors

The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the 2019 Annual General Meeting.

Statement of Directors’ Responsibilities

The Directors are responsible for preparing the Annual Report, the Carnival plc Directors’ Remuneration Report and the financial statements in accordance with applicable law and regulations.

Company law requires the Directors to prepare financial statements for each financial year. Under that law, the Directors have prepared the group and company financial statements in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union. Under company law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the net income of the Carnival plc group for that period.

In preparing the financial statements the Directors are required to:

•	select suitable accounting policies and then apply them consistently;
•	make judgments and estimates that are reasonable and prudent;
•	state whether applicable IFRSs have been followed for the group and company financial statements, subject to any material departures disclosed and explained in the financial statements; and
•	prepare the group and parent company financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain Carnival plc’s transactions and disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the financial statements and the Carnival plc Directors’ Remuneration Report comply with the Companies Act 2006 and, as regards the Carnival plc consolidated IFRS financial statements, Article 4 of the IAS Regulation.

The Directors are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Each of the Directors, whose names and functions are listed in the Proxy Statement, confirms that, to the best of his or her knowledge:

•

the Carnival plc group and company financial statements, which have been prepared in accordance with IFRSs give a true and fair view of the assets, liabilities, financial position and net income of the Carnival plc group and company; and

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ANNEX A

•

the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement and the Carnival plc Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements includes a fair view of the development and performance of the business and the position of the Carnival plc group and company, together with a description of the principal risks and uncertainties that it faces.

The Directors consider that the Annual Report and Accounts taken as a whole, are fair, balanced and understandable and provide the information necessary for the shareholders of Carnival plc to assess the position and performance, business model and strategy of the Carnival plc group and company.

This Directors’ Report was approved by the Board of Directors and is signed on its behalf by

Arnaldo Perez

Company Secretary

January 28, 2019

Carnival plc

Incorporated and registered in England and Wales under number 4039524

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ANNEX B

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT - PART II

Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) and in the “Director Compensation” and “Compensation Tables” sections of the Notice of Annual Meetings and Proxy Statement to which this Report is annexed (the “Proxy Statement”). The Compensation Discussion and Analysis and the relevant parts of the Proxy Statement should be read in conjunction with this Part II.

As explained in Part I, Parts I and II of the Carnival plc Directors’ Remuneration Report form part of the Carnival plc Annual Report for the year ended November 30, 2018. Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single management team and the Boards of Directors and members of the Committees of the Boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and Carnival plc in the Carnival plc Directors’ Remuneration Report. The Directors are primarily paid by Carnival Corporation as part of the DLC arrangement.

Both Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with Schedule 8 of the Large and Medium-Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”) and the UK Corporate Governance Code published by the UK Financial Reporting Council in April 2016 (the “Corporate Governance Code”), the UK Companies Act 2006 and the Listing Rules of the UK Listing Authority.

1.	Statement by Randall J. Weisenburger, Chair of the Compensation Committees

The major decisions on Directors’ remuneration and the changes on Directors’ remuneration during the year (and the context for these decisions and changes) are summarized in the “Executive Summary” section in Part I of the Carnival plc Directors’ Remuneration Report.

2.	Implementation Section

2.1	Implementation of Approved Policy

The Directors’ Remuneration Policy (the “2017 Policy”) was approved by the Carnival Corporation and Carnival plc shareholders at the Annual General Meeting held in April 2017. The 2017 Policy will be operated by Carnival Corporation & plc until a new Directors’ Remuneration Policy is submitted for shareholder approval, which is expected to be proposed no later than at the 2020 Annual General Meeting. The 2017 Policy is included within Annex B of the 2017 Notice of Annual Meetings and Proxy Statement, which is available on our website at www.carnivalcorp.com or www.carnivalplc.com.

The Compensation Committees have regard to the Corporate Governance Code and are satisfied that the 2017 Policy supports the long-term success of Carnival Corporation & plc and include due regard to corporate and social responsibility issues and to managing risk within the group.

Carnival plc Directors’ Remuneration Report – Part II	B-1

ANNEX B

During the year, the following actions were taken for 2018 or anticipated for fiscal 2019 when implementing the 2017 Policy:

Executive Directors

Base salary

Annual salaries (not audited)

Annual salary levels as at December 1, 2018 were:

•  Mr. Donald – $1,500,000

•  Mr. Arison – $1,000,000

No increase was made to Messrs. Donald’s or Arison’s salary for fiscal 2019.

Details of the companies considered as comparators for the market competitive reviews described above are set out in Part I.

Annual Bonus

Fiscal 2018 Annual Bonus (audited)

The annual bonus program is referred to as the Management Incentive Plan. Details of the performance measures and targets for Mr. Donald’s annual bonus in respect of fiscal 2018 are included in Part I. As in previous years, the selected performance measure was Corporation Operating Income and application of this measure in accordance with the 2018 Policy focuses Mr. Donald on achieving appropriate performance results as reflected by income from the operations of Carnival Corporation & plc as well as other relevant measures.

Mr. Arison does not participate in our performance-based annual bonus program.

Annual bonus for Executive Directors who served throughout fiscal 2018 were as follows:

•  Mr. Donald – $4,689,000 representing a bonus outcome of 156.3% of target

•  Mr. Arison – Nil

This outcome did not involve the exercise of any discretionary adjustments (up or down) to Mr. Donald’s individual annual bonus amount.

Additionally, Mr. Donald is eligible, depending on service, to participate in an all-employee profit sharing arrangement as further detailed in the section on pensions below.

Fiscal 2019 Annual Bonus – Performance measures and targets (not audited)

For fiscal 2019, the key performance measure will again be Corporation Operating Income.

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ANNEX B

Full details of the process for setting the Corporation Operating Income Target for fiscal 2019 and of how achievement of Corporation Operating Income in relation to that target can produce bonus outcomes is set out in Part I.

The Corporation Operating Income Target for fiscal 2019 will be disclosed at the end of the performance period, as it is strategic and commercially sensitive to disclose at this time.

For fiscal 2019, Mr. Donald’s target bonus remained unchanged at $3,000,000 (with the maximum possible bonus being 200% of this level).

Mr. Arison does not participate in our performance-based annual bonus program.

As reported in Part I, the annual bonus program includes clawback features that will require participants to reimburse us for all or a portion of payments received under the program in the case of a participant’s wrongdoing that results in a material restatement of our financial statements.

Long-Term Incentive Compensation

Long-Term Incentive Compensation in Fiscal 2018 (audited)

Descriptions of the share grants made to Mr. Donald during fiscal 2018 and their vesting conditions are set out in Part I. The share grants made to Mr. Donald during fiscal 2018 are disclosed in “Share Plan Grants Made to Directors in Fiscal 2018” table below, which is audited. No share grants were made to Mr. Arison in fiscal 2018.

For fiscal 2018, long-term incentives were as follows:

•  Management Incentive Plan-Tied Equity (“MTE”) grant made in January 2019;

•  Performance-Based Share (“PBS”) grant made in February 2018; and

•  Shareholder Equity Alignment (“SEA”) grant made in April 2018.

The Compensation Committees approved an MTE target grant value for Mr. Donald in January 2018. The actual 2018 Management Incentive Plan payout percentage is applied to the MTE target grant value to determine the recommended MTE grant value, which may be from zero to 200% of target. The actual MTE grant value approved is then converted into a number of RSUs that cliff vest after two years from the date of grant. The MTE grant for Mr. Donald in January 2019 was as follows:

Named Executive Officer	MTE Target Value ($)		2018 Payout Percentage		MTE Grant Value ($)		Closing Price On Grant Date ($)		RSUs Received (#)

Arnold W. Donald	1,500,000	x	156.3%	=	2,344,500	÷	52.20	=	44,913

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ANNEX B

Mr. Donald received a target PBS grant of 43,263 shares in February 2018. The PBS grant made to Mr. Donald in fiscal 2018 is capable of vesting between zero to 200% of target based upon the extent to which operating income, as adjusted for certain fuel price changes and currency exchange rate impacts, for each of the three fiscal years in the 2018-2020 performance cycle and the average of each annual return on invested capital (“ROIC”) result for the three-year performance cycle exceeds the specified performance goals. Under the terms of the grant, the operating income result is weighted 60% and ROIC result is weighted 40%. The operating income and ROIC targets will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

In April 2018, the Compensation Committees also approved an SEA grant to Mr. Donald in the form of 35,000 target shares. The SEA grant is entirely performance-based and the ultimate value is contingent upon Carnival Corporation & plc’s absolute TSR as modified by our TSR rank relative to the Peer Group over the period of December 1, 2017 through November 30, 2020, which may be from zero to 600% of target.

The Compensation Committees approved the long-term equity grants to Mr. Donald after an evaluation of current market practice, the aggregate market positioning of total direct compensation, and the Compensation Committees’ focus on the alignment between Mr. Donald’s pay outcomes and Carnival Corporation & plc’s long-term performance.

The 2016 PBS grant made to Mr. Donald in April 2016 reached the end of the performance period at the end of fiscal 2018 and will vest on February 15, 2019.

Long-Term Incentive Compensation in Fiscal 2019 (not audited)

All long-term incentive compensation for fiscal 2019 for Mr. Donald will continue to be 100% at risk and performance-based.

The PBS grant will have a target value of $3 million and the MTE target grant will have a value of $1.5 million. The SEA grant will have a target of 35,000 shares.

The monetary amounts referred to for the MTE and PBS grants above are made as a number of shares using the share price at the date of grant. The SEA grant is made as a number of shares. As explained in Part I, grants are calculated by reference to the value of shares to facilitate external comparisons and also comparison to other forms of compensation.

PBS and SEA grants to be made in fiscal 2019 will be subject to performance conditions which the Compensation Committees approve as appropriate at the time the grants are made. The MTE grants will be subject to pre-grant performance conditions tied to the Management Incentive Plan. The precise metrics for the PBS grants have not been finalized at the date of the Carnival plc Directors’ Remuneration Report, but may be based on similar measures as the grants made in fiscal 2018, which may include operating income and ROIC, with the precise performance measures, targets and maximums set shortly prior to

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ANNEX B

making the grant. These targets will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

No long-term incentive compensation will be made to Mr. Arison in fiscal 2019.

Benefits

Benefits in Fiscal 2018 (audited)

The detailed benefits provided to Mr. Arison are described in the footnotes to the “Single Figure Table” below. The detail of benefits provided to Mr. Donald is set out in the “All Other Compensation” table in the “Executive Compensation” section of the Proxy Statement.

Benefits in Fiscal 2019 (not audited)

Benefits provided in fiscal 2019 are expected to be similar to those provided in fiscal 2018.

Pensions

Pensions in Fiscal 2018 (audited)

Details of the pension entitlements that Mr. Arison participated in fiscal 2018 are set out in “Total Pension Entitlements” section.

Mr. Donald participated in the Carnival Corporation Fun Ship Savings plan, a qualified 401(k) plan (the “401(k) Plan”) during fiscal 2018. Under this plan, employee contributions are capped at the U.S. Internal Revenue Service (“IRS”) prescribed limits, with an employer matching contribution of up to 50% of this level possible), all of which is subject to discrimination testing. Carnival Corporation also operates a profit sharing arrangement under which participants who are deemed highly compensated employees under IRS regulations are paid the equivalent of their annual matching award (less any amount actually contributed by Carnival Corporation to the 401(k) Plan on their behalf as a matching contribution) and profit sharing contribution as additional cash compensation. This is currently set according to a prescribed scale as set out in the “Pension Benefit in Fiscal 2018” section of the Proxy Statement.

Pensions in Fiscal 2019 (not audited)

No material changes to the arrangements are anticipated for 2019.

Stock Ownership Policy	Stock Ownership Policy (audited) A description of the stock ownership policy applicable to Executive Directors is set out in Part I. Both Messrs. Arison and Donald comply with the applicable levels.

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ANNEX B

Non-Executive Directors
Fees

Fees in Fiscal 2018 (not audited)

As described in last year’s Carnival plc Directors’ Remuneration Report, during fiscal 2018, Non-Executive Directors were entitled to an $110,000 annual retainer. For fiscal 2018, the Senior Independent Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors receive additional compensation for serving as Chair of a Board Committee as set out in the “Director Compensation” section of the Proxy Statement.

Restricted Stock Grants in Fiscal 2018 (audited)

Each Non-Executive Director elected or re-elected in April 2018 received share grants worth approximately $175,000. The restricted shares vest on the third anniversary of the grant date, and are not forfeited if a Director ceases to be a Director after having served as a Director for at least one year.

Fees in Fiscal 2019 (not audited)

No material changes to the arrangements are anticipated for 2019.

Stock Ownership Policy

Stock Ownership Policy (audited)

A description of the stock ownership policy applicable to Non-Executive Directors is set out in Part I. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Other than Ms. Deeble and Mr. Cahilly, who were elected in 2016 and 2017, respectively, and Ms. Lahey, who was appointed in January 2019, each of the Non-Executive Directors serving in 2018 has already achieved this Board-mandated requirement.

2.2	Service Contracts (not audited)

Because Directors, other than Mr. Donald, do not have formal agreements, it is not feasible to include a table with the unexpired terms. Mr. Donald’s terms are summarized in the Proxy Statement. As explained more fully in the Proxy Statement, Mr. Donald would generally receive an amount equal to one times his base salary and target bonus upon termination.

Non-Executive Directors are appointed under terms set out in a letter of appointment. They do not have service contracts and their appointments can be terminated (by the Boards) without any compensation on termination. However, they may retain their share grants (if they have already served for at least one year) and may receive a departing gift of up to $25,000 in value.

2.3	Compensation Committees (not audited)

The membership of the Compensation Committees during the year consisted of three members who are deemed independent by the Boards of Directors: Randall J. Weisenburger (Chair), Richard J. Glasier and Laura Weil. The members of the Compensation Committees are appointed by the Boards based on the recommendations of the Nominating & Governance Committees. Further details

B-6	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

regarding the Compensation Committees (including the number of meetings of the Compensation Committees held in fiscal 2018 and the attendance of the members at such meetings) can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.

Details of the Compensation Committees’ process for making compensation determinations, including the advice provided by internal colleagues and external advisors are set out in Part I. As stated in Part I, Frederic W. Cook & Co., Inc. (together with its UK affiliated firm, FIT Remuneration Consultants LLP, which is a member of the Remuneration Consultants Group, the UK professional body, and complies with its code of conduct) were appointed by the Compensation Committees as their external advisors. The advisors were appointed following a tender process and are subject to an ongoing periodic review by the Compensation Committees of their independence and quality. They provide no other services to Carnival Corporation & plc and, accordingly, are considered independent by the Compensation Committees and to provide objective advice. During fiscal 2018, the Compensation Committees also engaged Willis Towers Watson to assist the Compensation Committees with the CEO Pay Ratio calculation and disclosure.

Frederic W. Cook & Co., Inc., FIT Remuneration Consultants LLP and Willis Towers Watson have each provided their written consent to the form and content of their references in the Carnival plc Directors’ Remuneration Report and the Proxy Statement.

Fees paid to the Compensation Committees’ external advisors in fiscal 2018 were $400,862, such fees being charged on these firms’ standard terms of business for advice provided.

2.4	Shareholder Voting on Remuneration Matters (not audited)

The Annual Meetings of Shareholders of Carnival Corporation and Carnival plc were held on April 11, 2018. The results of the shareholder vote on remuneration matters were as follows:

	For			Against			Withheld	Broker Non-Votes
Proposal	No. of Votes	%		No. of Votes	%		No. of Votes	No. of Votes

To approve the fiscal 2017 compensation of the Named Executive Officers of Carnival Corporation & plc	535,536,619	92.4	%	44,057,504	7.6	%	495,992	33,883,642

To approve the Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2017	537,286,835	92.7	%	42,312,414	7.3	%	490,866	33,883,642

The last shareholder vote on the Carnival plc Directors’ Remuneration Policy was held during the April 5, 2017 Annual Meetings of Shareholders of Carnival Corporation and Carnival plc, and the results of that vote were as follows:

	For			Against			Withheld	Broker Non-Votes
Proposal	No. of Votes	%		No. of Votes	%		No. of Votes	No. of Votes

To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2016	525,332,257	88.89	%	65,654,329	11.11	%	595,895	26,261,748

Carnival plc Directors’ Remuneration Report – Part II	B-7

ANNEX B

Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.

In April 2018, shareholders approved our remuneration proposals. Following their review of the 2018 and prior voting results, the Compensation Committees decided that all compensation of Mr. Donald, other than base salary, pensions and benefits, will continue to be 100% at risk and performance-based. We continued to seek and incorporate shareholder feedback in our compensation deliberations. The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2019, as well as other shareholder input, when reviewing executive compensation programs and policies.

2.5	Performance Graph and Table (not audited)

Graphs representing TSR performance for both Carnival Corporation and Carnival plc have been included in the Carnival Corporation & plc 2018 Annual Report in the “Stock Performance Graphs” section. The LMCG Regulations require similar tables but comparing to only one recognized index. The tables below show a comparison to the S&P 500 index of which Carnival Corporation is a constituent (as a broad index) for a period from December 1, 2008 to November 30, 2018 and have been calculated on a U.S. dollar basis.

B-8	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

The following table sets out, for the President and Chief Executive Officer, the total remuneration as seen in the Single Figure Table, the bonus paid as a percentage of the maximum opportunity and the number of shares that have vested against the maximum number of shares that could have been received over a 10-year period.

Year	Name	Single Figure of Total Remuneration ($000)		Annual Bonus as a % of Maximum	PBS Vesting as a % of Maximum(1)

2018	Mr. Donald	12,514		78	72

2017	Mr. Donald	11,711		73	81

2016	Mr. Donald	32,132	(2)	76	94

2015	Mr. Donald	10,621		87	80

2014	Mr. Donald	7,241		74	N/A

2013	Mr. Donald(3)	1,919		N/A(4)	N/A

2013	Mr. Arison(3)	2,213		0	0

2012	Mr. Arison	6,196		29	N/A

2011	Mr. Arison	5,716		35	N/A

2010	Mr. Arison	7,590		53	N/A

2009	Mr. Arison	9,769		44	N/A

(1)	The reference to long-term incentive vesting only includes PBS grants because TBS grants do not have a variable vesting level.
(2)	The 2017 single figure has been updated to reflect the actual share price on the vesting date of the 2015 PBS grant.
(3)	The fiscal 2013 figures have been pro-rated for each individual to reflect the period in office as a Chief Executive Officer.
(4)	The annual performance bonus for Mr. Donald is not applicable because for fiscal 2013, he received a fixed bonus amount as provided for in his employment agreement.

Carnival plc Directors’ Remuneration Report – Part II	B-9

ANNEX B

2.6	Percentage Change in Pay of Chief Executive Officer Fiscal 2017 to Fiscal 2018 (not audited)

The prescribed pay elements are: salaries, taxable benefits and annual bonus outcomes. UK staff were selected and retained for the purposes of this comparison as it is a requirement of the LMCG Regulations so the Compensation Committees considered it logical to provide comparison for that jurisdiction. The percentages for UK staff have been calculated using a full-time equivalent weighted-average number of UK staff for each year.

	Change in Salary (%)	Change in Benefits (%)	Change in Annual Bonus (%)	Change in Total (%)

Chief Executive Officer	0	(16.6)	7.1	4.1

Staff	2.5	24.0	(5.6)	2.1

2.7	Relative Importance of Spend on Pay (not audited)

(1)

Profit distributed by way of dividend taken as dividends declared set out in the Consolidated Statements of Shareholders’ Equity in the Carnival Corporation & plc 2018 joint Annual Report on Form 10-K.

(2)	Profit distributed by way of share buyback returned to shareholders as purchases of treasury stock, inclusive of stock swap benefits, in the Consolidated Statements of Shareholders’ Equity.
(3)

Overall expenditure on pay has been calculated on a broadly consistent approach to the standard UK approach to calculating this amount and includes all global staff using normal accounting conventions for benefits and includes expected value assumptions in respect of share grants and so is not consistent with methodologies used elsewhere in this Part II.

B-10	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

2.8	Single Figure Table (audited)

Executive Directors

The compensation of the Executive Directors of Carnival Corporation and Carnival plc for fiscal 2018 is as follows:

	Salary		Benefits(1)		Annual Bonus(2)		Annual Equity Grants (3)		Pension		Total

$000	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Arnold W. Donald	1,500	1,500	290	347	4,689	4,377	6,035	5,487	-	-	12,514	11,711

Micky Arison	1,000	1,000	101	110	-	-	-	-	-	-	1,101	1,110

(1)

Details of the matters for Mr. Donald provided within Benefits are disclosed in (and taken from) the “All Other Compensation” table in the “Executive Compensation” section of the Proxy Statement. Benefits provided to Mr. Arison include ($000): private medical health insurance costs ($58), driver and security ($21), automobile lease ($12) and the following other benefits: accidental death or dismemberment insurance premiums, disability insurance premiums, life insurance premiums, automobile lease and automobile repairs and expenses ($10). Consistent with past practice, benefits reflect the position under U.S. rules as no UK tax is payable.

(2)

Details of the performance measures and targets applicable to the annual bonus for fiscal 2018 are set out in “Implementation of Approved Policy” section above and in Part I of the Carnival plc Directors’ Remuneration Report. No element of the annual bonus is subject to deferral.

(3)

Annual equity grants are comprised of MTE, PBS and SEA grants. The 2018 amount includes the estimated value of the 2016 PBS grant for which the performance period ended on November 30, 2018 and additional shares will be provided to take into account dividend reinvestment during the period. All grant values were calculated using the average share price over the last three months of the fiscal year. Annual equity grants for 2017 have been updated to include the release date values and dividend reinvestment in respect of the 2015 PBS grant.

During fiscal 2018, Mr. Donald served as a Non-Executive Director of companies outside the Carnival Corporation & plc group, for which he earned cash fees totaling $207,019, which he retained.

Non-Executive Directors

The compensation of the Non-Executive Directors of Carnival Corporation and Carnival plc for fiscal 2018 is as follows. The format is different from the preceding table for Executive Directors as certain aspects (such as bonus and pension) do not apply to Non-Executive Directors.

	Fees		Benefits(1)		Restricted Stock/ RSUs(2)		Total
$000	2018	2017	2018	2017	2018	2017	2018	2017

Sir Jonathon Band	140	110	5	8	170	182	315	300

Jason Glen Cahilly	110	28	6	-	170	-	286	28

Helen Deeble	110	110	4	1	170	182	284	293

Richard J. Glasier	140	140	8	6	170	182	318	328

Debra Kelly-Ennis	110	110	9	11	170	182	289	303

Katie Lahey(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Sir John Parker	110	140	5	1	170	182	285	323

Stuart Subotnick	125	138	3	-	170	182	298	320

Laura Weil	110	110	-	-	170	182	280	292

Randall J. Weisenburger	165	153	-	3	170	182	335	338

(1)

Details of the matters provided within Benefits are disclosed in and taken from the “Director Compensation” section of the Proxy Statement. Consistent with past practice, benefits reflect the position under U.S. tax rules.

(2)

Restricted stock grants are structured as restricted stock (with dividends paid as they arise) at the election of the Director. The reported figures are the value of the grants made during the year using the average share price over the last three months of the fiscal year and include dividends actually received in respect of those grants in the year.

(3)	Ms. Lahey was appointed to the Boards in January 2019.

The aggregate emoluments (being salary, bonuses, fees and benefits, and excluding long-term incentives and pensions) of all Directors during fiscal 2018 was approximately $8.7 million.

Carnival plc Directors’ Remuneration Report – Part II	B-11

ANNEX B

2.9	Share Plan Grants Made to Directors in Fiscal 2018 (audited)

The LMCG Regulations require disclosure of grants made in the year plus a table of aggregate outstanding awards, separately detailing grants that vest in the year. The latter information is included in “Directors’ Shareholding and Share Interests” section.

Director	Grant Date	Plan(1)	No. of Shares	Face Value(2) ($)	Threshold Vesting Level (%)	Vesting Level at Maximum Performance(3) (%)	Anticipated Vesting Date

Micky Arison	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Arnold W. Donald	1/16/2018	MTE	31,939	2,188,460	N/A	N/A	1/16/2021

	2/12/2018	PBS	43,623	2,999,954	50	200	2/12/2021

	4/10/2018	SEA	35,000	2,208,500	50	600	4/10/2021

Sir Jonathon Band	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Jason Glen Cahilly	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Helen Deeble	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Richard J. Glasier	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Debra Kelly-Ennis	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Katie Lahey	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Sir John Parker	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Stuart Subotnick	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Laura Weil	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

Randall J. Weisenburger	4/11/2018	Restricted Stock	2,749	174,946	N/A	100	4/11/2021

(1)

The terms of MTE, SEA and PBS grants to one Executive Director and the terms of restricted stock grants to Non-Executive Directors and the basis on which these grants are made are summarized in the table above are described in the “Director Compensation” and “Executive Compensation” sections of the Proxy Statement.

(2)

Face values for all grants are calculated using the closing share prices at the relevant grant dates being: $68.52 at January 16, 2018, $68.77 at February 12, 2018, $63.10 at April 10, 2018 and $63.64 at April 11, 2018.

(3)

MTE grants have only pre-grant performance measures. SEA and PBS grants have post-grant performance measures. These are described in Part I of the Carnival plc Directors’ Remuneration Report. Consistent with U.S. practice, these have been included at their target values. To comply with the LMCG Regulations, a column for the maximum percentage (before dividend accrual) has been included and the UK face values should be taken as the reported figure multiplied by those percentages. Similarly, the threshold percentages are expressed as a percentage of target rather than maximum. The performance period for the SEA grants is December 1, 2017-November 30, 2020 and the performance period for the PBS grants is fiscal 2018, 2019 and 2020.

2.10	Directors’ Shareholding and Share Interests (audited)

Details of Carnival Corporation & plc’s stock ownership requirements for Executive Directors are set out in Part I. Messrs. Arison and Donald comply with the policy, which require each of them to own Carnival Corporation or Carnival plc shares with a value equivalent to six times his salary.

The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted stock, RSUs and shares in a trust beneficially owned by the Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Other than Ms. Deeble and Mr. Cahilly, who were elected in 2016 and 2017, respectively, and Ms. Lahey, who was appointed in January 2019, each of the Non-Executive Directors has already achieved this Board-mandated requirement.

B-12	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

The following table shows the total outstanding shares under any incentive plans.

	Shares (including Restricted Shares and RSUs)
Executive Director	Grants Without Performance Conditions That Have Not Vested	Grants With Performance Conditions That Have Not Vested		No. of Shares Acquired on Vesting

Micky Arison	-	-		-

Arnold W. Donald	101,032	212,050	(1)	95,351

Non-Executive Director

Sir Jonathon Band	8,560	N/A		3,369

Jason Glen Cahilly	2,749	N/A		-

Helen Deeble	5,458	N/A		-

Richard J. Glasier	8,560	N/A		3,369

Debra Kelly-Ennis	8,560	N/A		3,369

Katie Lahey	-	N/A		-

Sir John Parker	8,560	N/A		3,369

Stuart Subotnick	8,560	N/A		3,369

Laura Weil	8,560	N/A		3,369

Randall J. Weisenburger	8,560	N/A		3,369

(1)	Additional shares will be provided for the 2016 PBS grant to take into account dividend reinvestment during the period.

The aggregate gain on shares that vested during fiscal 2018 was $8,109,224, based on the closing price of Carnival Corporation common stock on the vesting dates of the shares. All Directors receive Carnival Corporation common stock, which are denominated in U.S. dollars.

Details of the Directors’ interests are as follows*:

	Carnival plc				Carnival Corporation
Directors	Dec. 1, 2017		Nov. 30, 2018		Dec. 1, 2017 **	Nov. 30, 2018 **

Micky Arison(1)	-		-		126,136,034	126,136,034

Sir Jonathon Band	-		-		20,833	20,051

Jason Glen Cahilly	-		-		0	2,749

Helen Deeble	-		-		2,709	5,458

Arnold W. Donald	-		-		451,996	421,291	(2)

Richard J. Glasier	-		-		24,525	23,093

Debra Kelly-Ennis	-		-		21,234	24,628

Katie Lahey(3)	N/A		N/A		N/A	N/A

Sir John Parker	10,004	(4)	10,004	(4)	22,915	25,992

Stuart Subotnick	-		-		43,713	46,730

Laura Weil	-		-		40,600	44,108

Randall J. Weisenburger	-		-		94,845	98,659

*	For consistency with Part I, the above table includes restricted stock (but not RSUs) held.
**

As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock

Carnival plc Directors’ Remuneration Report – Part II	B-13

ANNEX B

and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)

As of November 30, 2018, includes (i) 3,251,154 shares of common stock held by the Nickel 2003 Revocable Trust, (ii) 85,736,445 shares of common stock held by MA 1994 B Shares, L.P., (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison, (iv) 841,506 shares of common stock held by the NA 2008 Trust and (v) 841,506 shares held by the KA 2008 Trust.

(2)	Includes 350,725 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(3)	Ms. Lahey was appointed in January 2019.
(4)

Includes 7,000 shares owned by Barclays Wealth on behalf of Barnett Waddingham, the trustee of Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme of which Sir John Parker is a discretionary beneficiary.

The following changes in the above share interests occurred between December 1, 2018 and January 17, 2019:

	Carnival plc		Carnival Corporation
Directors	Jan. 17, 2019	Dec. 1, 2018	Jan. 17, 2019	Dec. 1, 2018

Sir Jonathon Band	-	-	20,152	20,051

Arnold W. Donald	-	-	430,383	421,291

Debra Kelly-Ennis	-	-	24,845	24,628

Richard Glasier	-	-	23,124	23,093

Sir John Parker	-	-	26,104	25,992

Stuart Subotnick	-	-	46,806	46,730

Laura Weil	-	-	44,358	44,108

Randall J. Weisenburger	-	-	99,000	98,659

2.11	Total Pension Entitlements (audited)

Details of the retirement benefits of current Directors arising from their participation in defined benefit pension arrangements are as follows:

Executive Director	Accrued Benefit(1) at Nov. 30, 2018 $000	Increase/(Decrease) in Accrued Benefits Including Inflation $000	Value of Increase/(Decrease) in Accrued Benefits Net of Inflation and Directors’ Contributions $000

Micky Arison	2	2	(18)

Arnold W. Donald	-	-	-

(1)

The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age of 65 under the Retirement Plan described in Part I based on service to November 30, 2018. Current Directors are not entitled to any early retirement benefits.

2.12	Payments for Loss of Office (audited)

No payments for loss of office (as that term is defined in the LMGC Regulations) were made during the year.

On Behalf of the Board

Randall J. Weisenburger

Chair of the Compensation Committees

January 28, 2019

B-14	Carnival plc Directors’ Remuneration Report – Part II

ANNEX C

CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Corporate Governance

Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company (“DLC”) arrangement with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has nonetheless sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that their resulting corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines

Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the Boards of Directors. The Guidelines are available on Carnival Corporation & plc’s website and are summarized as follows:

•

A majority of the members of each of the Boards must be independent in accordance with the corporate governance rules applicable to companies listed on the New York Stock Exchange and the London Stock Exchange.

•

The Boards will each have at all times an Audit Committee, a Compensation Committee, a Health, Environmental, Safety & Security (“HESS”) Committee and a Nominating & Governance Committee (collectively, the “Committees”). All the members of the Committees will be independent Directors under the criteria applicable to companies listed on the New York Stock Exchange, the London Stock Exchange and any other applicable regulatory requirements. Each Committee has its own written charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•

The Nominating & Governance Committees will review with the Boards, on an annual basis, the requisite skills and characteristics of new Board members, as well as the composition of the Boards as a whole. The Nominating & Governance Committees will assess and recommend Board candidates for appointment as Directors.

•

The responsibilities of the Directors are laid out in the Guidelines and cover matters such as the Directors’ duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc may face in the future.

•

The Non-Executive Directors shall appoint a Senior Independent Director to preside at meetings of the Non-Executive Directors and at Board meetings in the absence of the Chairman, and to serve as the principal liaison for Non-Executive Directors.

•

Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of the Company Secretary to the Boards and to independent professional advice at the expense of Carnival Corporation & plc.

•

The Compensation Committees will recommend the form and amount of Director and senior executive compensation in accordance with the policies and principles set forth in their charter and conduct an annual review thereof. In particular, the Compensation Committees will annually review the compensation of the Chief Executive Officer and his performance to enable the Chief Executive Officer to provide strong leadership for Carnival Corporation & plc in the short and long-term.

Carnival plc Corporate Governance Report	C-1

ANNEX C

•	The Boards and the Nominating & Governance Committees are responsible for Chief Executive Officer and board succession planning.
•	The Nominating & Governance Committees will maintain orientation programs for new Directors and continuing education programs for all Directors.
•	The Boards will conduct an annual performance evaluation to determine whether they, their Committees and individual Directors are functioning effectively.
•	The Non-Executive Directors will meet at least annually under the direction of the Senior Independent Director to conduct an appraisal of the Chairman’s performance.
•

All shareholders may communicate with the Boards by addressing all communications to the Company Secretary, who must forward any item requiring immediate attention to the Senior Independent Director, who must in turn notify the Boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc monitors governance developments in the U.S. and the UK to support a vigorous and effective corporate governance framework.

Set out below is a statement of how Carnival Corporation & plc has applied the main principles of the UK Corporate Governance Code published by the UK Financial Reporting Council in April 2016 (the “Corporate Governance Code”) during the year ended November 30, 2018. A copy of the Corporate Governance Code is available on the website of the UK Financial Reporting Council at www.frc.org.uk. The requirements of rule 7.2.6R of the UK Listing Authority’s Disclosure Guidance and Transparency Rules sourcebook can be found in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

Board Composition

Each of the Boards of Directors is currently comprised of 12 members, of which two are Executive Directors and 10 are Non-Executive Directors. Except for Katie Lahey, who was appointed to the Boards in January 2019, each member of the Boards has served for the full year. All Directors are required to submit themselves for annual re-election. The biographical details of the members of the Boards standing for election or re-election and their qualifications to serve as Board and Committee members are contained in the Proxy Statement. All Directors elected in 2017 have been subject to a formal performance evaluation during the year, as described below.

As of the date of this Carnival plc Corporate Governance Report, 33% of the members of the Boards are women (being four of 12 members).

Board Balance and Independence

As part of the Boards’ annual independence assessment, each Director was required to complete an independence questionnaire. All questionnaires were reviewed and assessed by the full Board. Following this review, all of the 10 nominees for election or re-election as Non-Executive Directors are considered by the Boards to be independent in accordance with the corporate governance rules of the New York Stock Exchange and the London Stock Exchange. Richard J. Glasier, Sir John Parker, Stuart Subotnick, Laura Weil and Randall J. Weisenburger have been Non-Executive Directors for more than nine years from the date of their first election to the Boards. However, notwithstanding this fact, the Boards have determined that each of those Directors is independent for the reasons set forth below.

Consistent with U.S. practice, the Boards believe that length of tenure should be only one of the factors considered with respect to the independence of Directors and, accordingly, that tenure alone should not result in the loss of independence. The Boards believe that automatic loss of independence status for Directors due to tenure would effectively operate as a term limit for independent Directors and result

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in the loss of the valuable contributions of Directors who have been able to develop, over time, increasing insight into Carnival Corporation & plc and its operations. The Boards prefer to rely on rigorous annual evaluations of individual Directors to review their objectivity and independence, as well as their overall effectiveness as Directors. All Directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees.

Directors’ Indemnities

As at the date of this Carnival plc Corporate Governance Report, indemnities are in force under which Carnival Corporation & plc has agreed to indemnify the Directors of Carnival Corporation & plc, to the extent permitted by law and the Third Amended and Restated Articles of Incorporation of Carnival Corporation and the Articles of Association of Carnival plc, in respect of all losses arising out of, or in connection with, the execution of their powers, duties and responsibilities, as Directors of Carnival plc. Carnival Corporation & plc maintains insurance to indemnify the Directors when it is unable to do so due to insolvency or as a result of a derivative suit.

Board Procedures and Responsibilities

Meetings of the Boards are held on a regular basis to enable the Boards to properly discharge their responsibilities. During the year ended November 30, 2018, the Board of Directors of Carnival plc held a total of six meetings. All Board meetings during the year were attended by the full Board except for Helen Deeble who attended five of six meetings, having missed one meeting due to a family emergency, and Sir John Parker and Stuart Subotnick who each attended five of six meetings, having missed one meeting due to illness. In addition, the Non-Executive Directors meet periodically during the year with the Chairman of the Boards with no other Executive Directors present. The agenda for each Board meeting and meeting schedules are prepared by the Chairman and reviewed and approved by the Senior Independent Director, to enable the flow of relevant information to the Boards. Each Board member is entitled to suggest the inclusion of items on the agenda and to raise at any Board meetings subjects that are not on the agenda for that meeting.

In 2006, the Boards created a program to provide Directors with direct knowledge and contact with our operating groups and their respective management teams. Each year, the Senior Independent Director assigns Directors to one of the four teams (“Director Teams”) designated for our operating groups. Each Director Team meets with senior management of their assigned operating group at its headquarters for intensive operational and strategy meetings and to tour local facilities. The Directors are rotated among the Director Teams annually to ensure exposure to all of the operating units.

Non-Executive Directors are required to allocate sufficient time to meet the expectations of their role. The consent of the Chairman and the Senior Independent Director must be sought before accepting additional directorships that might affect the time a Non-Executive Director of Carnival Corporation & plc is able to devote to that role.

The Boards have resolved that Executive Directors may not serve as a Non-Executive Board member on more than one FTSE 100 or Fortune 100 company nor as the Chair of such a company.

Board Structures and Delegation to Management

The basic responsibility of the Directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the success of Carnival Corporation & plc and for the benefit of the shareholders as a whole. Further details of the responsibilities of the Directors are

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set out in the Guidelines. The Boards have a formal schedule of matters specifically reserved to them for decision, which includes the approval of:

•	annual, interim and quarterly results and financial statements;
•	dividends;
•	significant changes in accounting policy;
•	material acquisitions and disposals;
•	material agreements;
•	major capital expenditures;
•	annual operating plans;
•	strategic plans;
•	treasury policy;
•	risk management policy;
•	material changes to employee incentive plans as well as approval of share awards or other share-related benefits; and
•	health, environmental, safety, security and sustainability policies.

Details of the Committees of the Boards are set out in the section below. In addition, any matters reserved for the Boards that arise between formal Board meetings that need to be resolved are delegated to an Executive Committee, comprising two Executive Directors and a Non-Executive Director.

The strategic management and direction of, and significant commercial decisions in relation to, global operations of Carnival Corporation & plc, except to the extent reserved to the full Boards under their schedule of reserved matters, is delegated by the Boards to the Boards of subsidiary companies within the group and to management committees of the Boards, which in turn delegate to local management as appropriate.

Committees of the Boards

The following Committees have operated throughout the year. Each Committee has a written charter, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com or www.carnivalplc.com.

Audit Committees

During fiscal 2018, the Audit Committees of the Boards were comprised of the following five independent Non-Executive Directors: Richard J. Glasier (Chair), Jason Glen Cahilly, Stuart Subotnick, Laura Weil and Randall J. Weisenburger. On January 14, 2019, Katie Lahey joined the Audit Committees. As a result, the Audit Committees are currently comprised of six independent Non-Executive Directors. The Board of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate. The qualifications of each member of the Audit Committees are contained in the Proxy Statement.

During the year, 10 meetings of the Carnival plc Audit Committee were held, which were attended by all incumbent members, except for Stuart Subotnick, who attended nine of 10 meetings, having missed one due to illness. The Chief Financial Officer and Chief Accounting Officer, the General Counsel and the Chief Audit Officer, who is responsible for the internal audit function and enterprise risk management facilitation within Carnival Corporation & plc, and representatives from the external auditors normally attend meetings at the invitation of the Audit Committees.

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The main role and responsibilities of the Audit Committees are to review:

•	the principal risks or exposures of Carnival Corporation & plc (other than health, environmental, safety, security and sustainability matters);
•	the adequacy of internal controls;
•	the quarterly, interim and annual consolidated financial statements;
•	the viability and going concern statements;
•	any formal announcements relating to the Carnival Corporation & plc’s financial performance; and
•	the appointment, replacement, reassignment or dismissal of the Chief Audit Officer.

In addition, our Audit Committees:

•	liaise with, appoint and assess the effectiveness and independence of, the external auditors;
•

assist the Boards, if so requested, in ensuring that the annual report and accounts of Carnival plc, taken as a whole, is fair and balanced and understandable and provides the information necessary for shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy;

•	review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics; and
•	establish and monitor the procedures for receipt of employee complaints regarding any alleged fraud or violations of law.

In fulfilling their responsibilities during the year, the Audit Committees have, among other things:

•	reviewed the quarterly and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;
•	reviewed financial statements and related disclosures, and other proposed filings with the U.S. Securities and Exchange Commission and draft earnings press releases of Carnival Corporation & plc;
•

reviewed the form and content of the annual reports and accounts, including the Strategic Report (including the going concern confirmation, the viability statement, the assessment of internal controls and principal risks, and the annual risk management and/or mitigation of principal risks), financial statements and Directors’ Report, to be presented to shareholders of Carnival plc at the year-end;

•	reviewed the form and content of the half year reports (including the going concern confirmation);
•	approved, together with the Boards of Directors, the viability and going concern statements;
•	confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;
•	received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;
•

reviewed reporting from the independent auditors concerning the audit work performed, identified internal control deficiencies and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

•	reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;
•	received and reviewed various reports from the independent auditors regarding the planning, status, execution and conclusions of their work;
•

received reporting, as well as quarterly briefings, from the Carnival Corporation & plc internal audit department called Risk Advisory & Assurance Services (“RAAS”) concerning results from their internal audit work and assigned investigations, including significant findings, any identified internal control deficiencies and management plans for remedial action;

•	reviewed reports of RAAS regarding the results of its independent internal investigations of alleged impropriety as assigned by the General Counsel;
•	reviewed RAAS’s company-wide audit risk assessment, historical audit coverage and audit plan for the upcoming year;

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•

reviewed reports of RAAS concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously identified action steps;

•	reviewed reports regarding information technology security, including cybersecurity and privacy; and
•	reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels.

Compensation Committees

The Compensation Committees of the Boards are comprised of the following three independent Non-Executive Directors: Randall J. Weisenburger (Chair), Richard J. Glasier and Laura Weil.

During the year, four meetings of the Carnival plc Compensation Committees were held, which were attended by all members. Executive Directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are being discussed and determined.

The Compensation Committees are responsible for the:

•	evaluation and approval of the Director and officer compensation plans, policies and programs;
•	annual review and approval of the corporate goals and objectives relevant to the Chief Executive Officer’s compensation;
•	determination and approval of the compensation of the Chief Executive Officer, the other Executive Directors and other senior officers; and
•	recommendations to the Boards with respect to the compensation of the Non-Executive Directors.

The Compensation Committees are empowered to retain compensation consultants of their choice to be used to assist in the evaluation of compensation issues.

HESS Committees

The HESS Committees of the Boards are comprised of the following four independent Non-Executive Directors: Sir Jonathon Band (Chair), Helen Deeble, Debra Kelly-Ennis and Sir John Parker.

During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all incumbent members, except for Sir John Parker who attended three of four meetings, having missed one meeting due to illness. The Chief Executive Officer and the Chief Executive Officers of our cruise brands also attend meetings of the HESS Committees.

The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to:

•	supervise and monitor Carnival Corporation & plc’s health, environmental, safety, security and sustainability policies, programs, initiatives at sea and ashore; and
•	comply with legal and regulatory requirements relating to health, environmental, safety, security and sustainability.

The HESS Committees receive quarterly reporting regarding:

•	the status of Carnival Corporation & plc’s Environmental Compliance Plan, from the Carnival Corporation & plc Maritime Policy and Analysis Department; and
•

the HESS auditing program, which includes all of our vessels, as well as any instances of non-compliance and planned remedial action, focused HESS reviews and significant HESS incident investigations from RAAS.

Nominating & Governance Committees

The Nominating & Governance Committees of the Boards are comprised of the following five independent Non-Executive Directors: Stuart Subotnick (Chair), Sir Jonathon Band, Richard J. Glasier,

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Sir John Parker and Randall J. Weisenburger. The qualifications of each member of the Nominating & Governance Committees are contained in the Proxy Statement.

During the year, four meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members, except for Sir John Parker who attended three of four meetings, having missed one meeting due to illness.

The principal function of the Nominating & Governance Committees is to:

•	assess and recommend to the Boards candidates for appointment as Directors and members of the Committees;
•	assist the Boards with Chief Executive Officer and Board succession planning;
•	establish procedures to exercise oversight of the evaluation of the Boards and management;
•	maintain orientation programs for new Directors and continuing education programs for all Directors; and
•	annually review and reassess the adequacy of the Guidelines and recommend proposed changes to the Boards for approval.

Further details on the succession planning process and the Nominating & Governance Committees’ approach to diversity are contained in the “Nominations of Directors” of the Proxy Statement and diversity generally are contained in the “Employees” section of the Carnival plc Directors’ Report, which are incorporated by reference into this Carnival plc Corporate Governance Report.

Carnival plc Supplement to the Report of the Audit Committees

Certain information required to be included in the Carnival plc Report of the Audit Committee is set forth in the Report of the Audit Committees included in the Proxy Statement, and which is incorporated by reference into this Carnival plc Corporate Governance Report. The principal purpose of this Carnival plc Supplement to the Report of the Audit Committees is to comply with the Corporate Governance Code requirements, which are only applicable to Carnival plc.

Significant Accounting Judgments

The significant areas considered by the Carnival plc Audit Committee and discussed with the Carnival plc external auditors, PricewaterhouseCoopers LLP (“PwC”), for fiscal 2018 were as follows:

•

Impairment Reviews of AIDA Cruises (“AIDA”), Costa Cruises (“Costa”) and Cunard Goodwill: The Audit Committee considered whether the carrying value of AIDA’s goodwill held by Carnival plc should be impaired. The judgment in relation to the impairment assessments largely relates to the assumptions underlying the calculation of the fair value less the cost of disposal. The Audit Committee evaluated the key assumptions related to net revenue yields, net cruise costs (including fuel prices), capacity changes, weighted-average cost of capital and long-term growth rates. The Audit Committee performed this evaluation using reports received from management outlining the basis for assumptions used, including the strategic plan and sensitivity analysis. The Audit Committee performed this evaluation through inquiries with management. The Audit Committee determined that these key assumptions were reasonable and these brands’ goodwill was not impaired as of July 31, 2018 and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 11).

•

Impairment Reviews of Certain Ships. The Audit Committee considered whether the carrying value of certain ships may be impaired. The judgment in relation to impairment largely relates to the assumptions underlying the calculation of the value in use of the ship being tested for impairment, primarily whether the strategic plan for these ships is achievable and the overall macroeconomic assumptions that underpin the valuation process. The Audit Committee evaluated the key

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assumptions related to net revenue yields, net cruise costs, including fuel prices, life of these ships, estimated sale proceeds and sale date and changes in strategy, including decisions about the transfer of ships between brands. The Audit Committee addressed these matters using reports received from management outlining the basis for assumptions used, including the strategic plan and sensitivity analysis. The strategic plan for these ships used in the calculation was reviewed by the Audit Committee. The Audit Committee determined these key assumptions were reasonable, these ships were not impaired and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 10).

•	Risks of Fraud in Relation to Revenue Recognition. The Audit Committee considered the presumed risks of fraud as defined by auditing standards and was satisfied that there were no significant issues.

External Auditors and Audit Tendering

The Audit Committees have the responsibility for making a recommendation on the appointment, reappointment and removal of the external auditors. PwC was recommended by the Audit Committees for reappointment as auditors of Carnival plc at the Annual General Meeting held in April 2018, and reappointment was approved by the shareholders. The Audit Committees also reappointed PwC as Carnival Corporation’s independent registered public accounting firm, as ratified by the shareholders at the April 2018 Annual General Meeting. In addition, the policy of the Audit Committees is to undertake a formal assessment of the auditor’s objectivity and independence each year, which includes:

•	a review of non-audit services provided and related fees;
•

discussion with the auditors pertaining to a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•	evaluation with the Boards and management of the effectiveness of the external audit process.

PwC has served as Carnival Corporation’s independent auditor from 1986 to 2002. In 2003, following formation of the DLC arrangement between Carnival Corporation and Carnival plc, the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc were tendered. Deloitte & Touche LLP, KPMG LLP and PwC participated in these tenders. Upon completion of this tender process, the Audit Committees decided to recommend to the shareholders that PwC be appointed as the Carnival Corporation and Carnival plc independent auditors for fiscal 2003. The Audit Committees annually evaluate PwC’s performance and have each year recommended that the shareholders vote for the reappointment of PwC as Carnival plc’s independent auditors.

Carnival plc is also subject to European Union (“EU”) regulations regarding this matter. The relevant EU regulation and UK implementing legislation (the Statutory Auditors and Third Country Auditors Regulations 2016) require statutory auditors to rotate after a period of 20 years and include a mandatory competitive tender of audit firms at the 10 year midpoint. The EU regulation, Statutory Auditors and Third Country Auditors Regulations 2016 and the Competition and Market Authority’s (“CMA”) Statutory Audit Services for Large Companies Market Investigation (Mandatory Use of Competitive Tender Processes and Audit Committee Responsibilities) Order 2014 (the “CMA Order”) also set out transitional rules that determine the latest date for the initial rotation or tender process. PwC has been Carnival plc’s auditor since fiscal 2003, so the transitional rules state that they may not be reappointed more than nine years after June 2014, effectively meaning that the audit firm must be changed for the fiscal 2024 audit at the latest.

As a result, the Audit Committees currently intend to tender the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc in 2022 for the 2024 audits.

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Our reasons for not putting the audits out for tender until 2022 for the fiscal 2024 audits and for recommending that PwC be appointed Carnival plc’s auditor for 2019 are as follows:

•

PwC is one of the largest independent audit firms in the world. In addition, PwC is uniquely qualified because they are the auditors of the three largest public cruise companies in the world, which comprise over 75% of the global cruise industry. As such, it has an exceptional level of understanding of the cruise industry, the significant accounting principles used by it and the economic environment in which it operates.

•

Carnival Corporation & plc has periodically undertaken internal surveys to confirm PwC’s qualifications and performance, the quality and candor of their communication with the Audit Committees and management and their independence, objectivity and professional skepticism. The results of these surveys have supported the Audit Committees’ and management’s recommendations to appoint PwC as the independent auditors of Carnival Corporation & plc and Carnival plc.

•

PwC’s lead audit engagement partner for Carnival Corporation & plc and the engagement partner for Carnival plc are rotated from the engagement at least every five years. The PwC engagement partners working on subsidiaries are rotated from these engagements at least every seven years or in the case of significant EU subsidiaries, for the periods beginning on or after June 17, 2016, the engagement partners will be rotated at least every five years. The Audit Committees actively participate in the selection of the lead audit engagement partners. The Audit Committees and management believe the partner rotations support an independent auditor view of our operations and provide fresh insights into the audit processes.

•

The Audit Committees meet regularly with PwC in executive sessions, where management is not present. These executive sessions, which are not required under UK or U.S. regulations, further support PwC’s independence from management.

•

The Audit Committees’ Key Policies and Procedures establish a framework to monitor and maintain PwC’s independence. These Key Policies and Procedures require, among other things, pre-approval from the Audit Committees for audit and permissible non-audit services prior to the performance of any such services in accordance with UK and U.S. regulations. The Audit Committees only approve services to be provided by PwC that are consistent with these regulations, which helps to support auditor independence.

•	The communication between the Audit Committees and PwC has been timely and informative, which has assisted the Audit Committees in the performance of their oversight responsibilities.
•

The Audit Committees and management believe that PwC has performed the audits of Carnival Corporation & plc and Carnival plc with proper professional skepticism and demonstrated the necessary knowledge, experience and skills to meet their audit requirements.

•	Based on the review and analysis of audit fees of comparable public companies, the Audit Committees and management believe the PwC audit fees are competitive.

The Audit Committees continue to be confident that the effectiveness and independence of the external auditors is not impaired in any way. There are no contractual restrictions on the choice of external auditor and, therefore, a resolution proposing the reappointment of PwC as external auditors will be put to the Carnival plc shareholders at the 2019 Annual General Meeting.

The fees payable to PwC in respect of the audit and non-audit services provided to Carnival plc during fiscal 2018 were $1.7 million and $0.1, respectively. The policy on Audit Committee pre-approval and permissible non-audit work of the independent auditors, are set out in the “Independent Registered Public Accounting Firm,” section of the Proxy Statement, which is incorporated by reference into this Carnival plc Corporate Governance Report.

The CMA Order applies to FTSE 350 companies. Carnival plc confirms that it complied with the provisions of the CMA Order in fiscal 2018.

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UK Financial Reporting Council Audit Quality Review

During fiscal 2018, the 2017 external audit of Carnival plc by PwC was reviewed by the UK Financial Reporting Council Audit Quality Review team. The Audit Quality Review team routinely monitors the quality of audit work of certain UK audit firms through inspections of sample audits and related procedures at those audit firms. As part of the process, the Chairman of the Audit Committee had a discussion with a representative from the Audit Quality Review team and provided feedback at the end of the review to the other members of the Audit Committee. The Audit Committee and PwC have discussed the outcome of the review, noting there were no findings or changes to the 2018 audit approach resulting from the inspection. The outcome of the review provided us with assurance as to the quality of the audit performed by PwC.

On behalf of the Audit Committee

Richard J. Glasier

Chair of the Audit Committee

January 28, 2019

Information and Professional Development

The Company Secretary is required to provide members of the Boards with appropriate information in advance of each meeting and Directors are required to devote adequate preparation time reviewing this information in advance of each meeting. The Company Secretary is also responsible for advising the Boards through the Chairman on all corporate governance matters.

All Directors have access to the advice and services of the Company Secretary and are permitted to obtain independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a Director. A Director is required to inform the Senior Independent Director of his or her intention to do so.

Directors are offered the opportunity to attend training programs of their choice. The subject matter and content of such programs are reviewed periodically during the year.

Board Performance Evaluations

During fiscal 2018, the Nominating & Governance Committees conducted performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors. The performance review of Micky Arison, in his role as Chairman, was conducted separately by the Non-Executive Directors, led by the then Senior Independent Director, Randall J. Weisenburger, taking into account the view of the other Executive Director.

As part of the Boards’ evaluation exercise, each Director was required to complete a questionnaire about the performance of the Boards and their Committees. All questionnaires were reviewed and assessed by the Nominating & Governance Committees.

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In addition, the Nominating & Governance Committees reviewed the individual performance of each Director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of age, diversity, experience and skills in the context of the needs of the Boards, and with the aim of achieving an appropriate balance on the Boards.

The Nominating & Governance Committees also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. In addition, the number of directorships held by Non-Executive Directors was taken into account, in line with Carnival Corporation & plc’s policy on limiting multiple appointments.

The Nominating & Governance Committees reported the results of the reviews to the Boards, concluding that each Director was an effective member of the Boards and had sufficient time to carry out properly their respective commitments to the Boards, their Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees that the Boards continued to operate effectively during fiscal 2018.

During fiscal 2018, the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

The Corporate Governance Code requires that an externally facilitated evaluation on the Board’s effectiveness be undertaken at least once every third year. During fiscal 2016, the Nominating & Governance Committees engaged The Governance Solutions Group, an independent third-party governance expert which has no other connection with Carnival Corporation & plc, to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director elected in 2016 and members of senior management who interact substantially with the Board, reviewed the results of the assessment with the incumbent Senior Independent Director and then organized and summarized the assessment for discussion with the full Board.

Directors’ Remuneration

The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the Proxy Statement and Part II being attached as Annex B to the Proxy Statement. A resolution to approve the Carnival plc Directors’ Remuneration Report will be proposed at the 2019 Annual General Meeting.

Relations with Shareholders

The formal channels of communication by which the Boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, Carnival plc half yearly financial report, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q, joint Current Reports on Form 8-K, Proxy Statement and press releases.

Senior management and Non-Executive Directors of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to enable the strategies and objectives of Carnival Corporation & plc to be well understood. Issues discussed with institutional shareholders include executive compensation, performance, business strategies and any corporate governance concerns.

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Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community and others following each quarter on conference calls that are broadcast live over the Internet.

The Boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During fiscal 2018, Carnival Corporation & plc’s management made presentations to the Boards regarding shareholder issues. The Boards’ members were also provided with copies of reports prepared by key market analysts.

Shareholders will have the opportunity at the 2019 Annual General Meeting, notice of which is contained in the Proxy Statement, to put questions to the Boards, including the Chairs of the Committees of the Boards.

The Boards have implemented procedures to facilitate communications between shareholders or interested parties and the Boards. Shareholders or interested parties who wish to communicate with the boards or the Senior Independent Director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 United States of America. The Company Secretary promptly forwards to the Senior Independent Director those communications which the Company Secretary believes require immediate attention. The Senior Independent Director notifies the Boards or the Chair of the relevant Committees of the Boards of those matters that he believes are appropriate for further action or discussion.

Annual Meetings of Shareholders

Because we have shareholders in both the UK and the U.S., we rotate the location of the Annual Meetings between the UK and the U.S. each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our Annual Meetings in the U.S., and this year we will be holding them in the UK.

This year the Annual Meetings will be held at Mandarin Oriental Hotel – Ballroom Entrance, 66 Knightsbridge, London SW1X 7LA, United Kingdom on Tuesday, April 16, 2019. The meetings will commence at 9:30 a.m. (BST), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are also offering an audio replay of the business portion of the Annual Meetings, which will be available shortly after the meetings at www.carnivalcorp.com or www.carnivalplc.com.

Internal control and risk management

A description of the Carnival Corporation & plc internal controls and risk management systems in relation to the financial reporting process can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements under section 3. Internal Control and Risk Assessment.

Directors’ Responsibility for Financial Statements

The Statement of Directors’ Responsibilities in relation to the Carnival plc financial statements is included in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

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Statement of Compliance with the Corporate Governance Code

Carnival Corporation & plc has applied the main principles of the Corporate Governance Code and complied with its provisions throughout the year ended November 30, 2018, with the following exception: annual bonuses of U.S. Executive Directors form part of their pensionable salary (which is explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement).

By order of the Board

Arnaldo Perez

Company Secretary

January 28, 2019

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARNIVAL CORPORATION

The Boards of Directors unanimously recommend that you cast your vote “FOR” Proposals 1-20.	For	Against	Abstain
1. To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐
2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐		For	Against	Abstain
3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	14. To approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).	☐	☐	☐
4. To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐

15.  To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

					☐	☐	☐
5. To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐
6. To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	16. To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies).	☐	☐	☐
7. To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	17. To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2018 (in accordance with legal requirements applicable to UK companies).	☐	☐	☐
8. To elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	18. To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	☐	☐	☐
9. To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	19. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	☐	☐	☐
10. To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐

20.  To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs).

					☐	☐	☐
11. To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	21. To transact such other business as may properly come before the meeting.	☐	☐	☐
12. To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐
13. To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).	☐	☐	☐
PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.				Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

(Please sign exactly as name appears above.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E55811-P17203

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2019

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 16, 2019 or any postponement or adjournment of the annual meeting.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1-20.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

CARNIVAL PLC

Admission Card

Venue

Notice of Availability – important, please read carefully.

You can now access the 2018 Strategic Report and Financial Statements and Notice of Annual General Meetings at ***www.carnivalplc.com***. You can submit your proxy via the Internet at ***www.sharevote.co.uk***.

If you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.

Notes

1. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.
2. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by contacting the Company's registrars on 0371 384 2665* from within the United Kingdom (or +44 121 415 7107 from elsewhere) or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.
3. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company's registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, BN99 6DA as soon as possible and no later than 9:30 a.m. (BST) on April 12, 2019. In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized officer or person.
4. The Abstain box is provided to enable you to abstain on any particular resolution. However, it should be noted that a vote 'Abstain' is not a vote in law and will not be counted in the calculation of the proportion of votes 'For' and 'Against' a resolution but will be counted to establish if a quorum is present.
5. If you would like to submit your proxy vote via the Internet, you can do so by accessing the **www.sharevote.co.uk** website. To do this you will need to use the Voting ID, Task ID and Shareholder Reference Number which are given opposite. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).
6. Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 12, 2019 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 12, 2019 shall be disregarded in determining the rights of any person to attend or vote at the meeting.
7. In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.
8. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer's agent (ID RA19) by 9:30 a.m. (BST) on April 12, 2019. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
9. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person.
10. In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.

*Lines are open 8:30 a.m. to 5:30 p.m., Monday to Friday.

CARNIVAL PLC

Annual General Meeting

sharevote.co.uk

2715-127-S

VOTING ID   TASK ID   SHAREHOLDER REFERENCE NUMBER

Date [ ]   Signature [ ]

Annual General Meeting + + 2715-127-S VOTING ID TASK ID SHAREHOLDER REFERENCE NUMBER I/We, hereby appoint the Chairman of the meeting, or as my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Tuesday, April 16, 2019 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card. Please indicate your vote by marking the appropriate boxes in black ink like this X Proposal For Against Abstain Proposal For Against Abstain 1. To re-elect Micky Arison as a Director of 13. To hold a (non-binding) advisory vote to Carnival Corporation and Carnival plc approve executive compensation 2. To re-elect Sir Jonathon Band as a Director 14. To approve the Carnival plc Directors’ of Carnival Corporation and Carnival plc Remuneration Report 3. To re-elect Jason Glen Cahilly as a Director 15. To re-appoint the UK rm of of Carnival Corporation and Carnival plc PricewaterhouseCoopers LLP as independent auditors of Carnival plc and 4. To re-elect Helen Deeble as a Director of to ratify the selection of the U.S. rm of Carnival Corporation and Carnival plc PricewaterhouseCoopers LLP as the 5. To re-elect Arnold W. Donald as a Director independent registered public accounting of Carnival Corporation and Carnival plc rm of Carnival Corporation 6. To re-elect Richard J. Glasier as a Director 16. To authorize the Audit Committee of of Carnival Corporation and Carnival plc Carnival plc to determine the remuneration of the independent auditors of Carnival plc 7. To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and Carnival plc 17. To receive the UK accounts and reports of the Directors and auditors of Carnival plc 8. To elect Katie Lahey as a Director of for the year ended November 30, 2018 Carnival Corporation and Carnival plc 18. To approve the giving of authority for the 9. To re-elect Sir John Parker as a Director of allotment of new shares by Carnival plc Carnival Corporation and Carnival plc 19. To approve the disapplication of 10. To re-elect Stuart Subotnick as a Director of pre-emption rights in relation to the Carnival Corporation and Carnival allotment of new shares by Carnival plc 11. To re-elect Laura Weil as a Director of 20. To approve a general authority for Carnival Corporation and Carnival plc Carnival plc to buy back Carnival plc 12. To re-elect Randall J. Weisenburger as a ordinary shares in the open market Director of Carnival Corporation and Carnival plc *Please tick here if this proxy appointment is one of multiple appointments being made. Date Signature *For the appointment of more than one proxy, please refer to Note 2. This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

Poll Card Please bring this card with you to the meeting. Do NOT post this card to the Registrar. RESOLUTIONS For Against Abstain 1. To re-elect Micky Arison as a Director of Carnival Corporation and Carnival plc 2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and Carnival plc 3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and Carnival plc 4. To re-elect Helen Deeble as a Director of Carnival Corporation and Carnival plc 5. To re-elect Arnold W. Donald as a Director of Carnival Corporation and Carnival plc 6. To re-elect Richard J. Glasier as a Director of Carnival Corporation and Carnival plc 7. To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and Carnival plc 8. To elect Katie Lahey as a Director of Carnival Corporation and Carnival plc 9. To re-elect Sir John Parker as a Director of Carnival Corporation and Carnival plc 10. To re-elect Stuart Subotnick as a Director of Carnival Corporation and Carnival plc 11. To re-elect Laura Weil as a Director of Carnival Corporation and Carnival plc 12. To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and Carnival plc 13. To hold a (non-binding) advisory vote to approve executive compensation 14. To approve the Carnival plc Directors’ Remuneration Report 15. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation 16. To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies) 17. To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2018 18. To approve the giving of authority for the allotment of new shares by Carnival plc 19. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc 20. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market Name Signature